As filed with the Securities and Exchange Commission on October 21, 2020

File No. 333-248720

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

NUVEEN AMT-FREE MUNICIPAL VALUE FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 257-8787

(Area Code and Telephone Number)

Gifford R. Zimmerman

Vice President and Secretary

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copies to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares, $0.01 par value	2,717,228 Shares	$16.82(1)	$45,703,774.96	$4,986.28(2)

(1)	Net asset value per common share on October 12, 2020.
(2)	Transmitted prior to filing. A registration fee of $2.20 was paid in connection with the initial filing.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN NEW JERSEY MUNICIPAL VALUE FUND (NJV)

AND

NUVEEN PENNSYLVANIA MUNICIPAL VALUE FUND (NPN)

[•], 2020

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the proposals to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.

You are receiving the Joint Proxy Statement/Prospectus as a holder of common shares of Nuveen New Jersey Municipal Value Fund (“New Jersey Municipal Value”) or Nuveen Pennsylvania Municipal Value Fund (“Pennsylvania Municipal Value” and together with New Jersey Municipal Value, the “Target Funds” or each individually, a “Target Fund”) in connection with the solicitation of proxies by each Target Fund’s Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) for use at the annual meetings of shareholders of the Target Funds (each, an “Annual Meeting” and together, the “Annual Meetings”).

At the Annual Meetings, shareholders of each Target Fund will be asked to vote on the following proposals:

•

the reorganization of that Target Fund into Nuveen AMT-Free Municipal Value Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” or each individually, a “Fund”) pursuant to an Agreement and Plan of Reorganization (the “Agreement”) under which each Target Fund will transfer substantially all of its assets and liabilities to the Acquiring Fund in exchange for newly issued common shares of the Acquiring Fund (each, a “Reorganization” and together, the “Reorganizations”); and

•	the election of members of that Target Fund’s Board. (The list of specific nominees for each Target Fund is contained in the enclosed Joint Proxy Statement/Prospectus.)

Shareholders of each Target Fund are being solicited to vote on the election of three (3) Board Members at the Target Fund’s Annual Meeting in the event the Reorganizations are not consummated in a timely manner.

Your Target Fund’s Board, including the independent Board Members, unanimously recommends that you vote FOR each proposal.

Proposal Regarding the Reorganizations

Q.	Why has each Fund’s Board recommended the proposal?

A.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), a subsidiary of Nuveen, LLC (“Nuveen”) and the Funds’ investment adviser, recommended the proposed Reorganizations as part of an ongoing initiative to streamline Nuveen’s municipal closed-end fund line-up and eliminate overlapping products. Based on information provided by Nuveen Fund Advisors, each Target Fund’s Board believes that the proposed Reorganization of its Target Fund may benefit common shareholders of the Target Fund in a number of ways, including, among other things:

•	The potential for higher common share net earnings due in part to operating economies from the combined fund’s greater scale;

i

•

The combined fund’s larger asset base and geographically diverse national portfolio is expected to offer Target Fund shareholders the potential for a higher annual distribution rate, on a state tax-adjusted basis, as shareholders of the combined fund following the Reorganizations;

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•	The potential for a narrower trading discount as a result of the Acquiring Fund’s shares trading at a discount that is historically lower than that of each Target Fund;

•	Increased portfolio flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s broader national mandate; and

•

Lower net operating expenses, as certain fixed costs are spread over a larger asset base and a lower effective management fee rate for shareholders of the combined fund due to breakpoints in the Acquiring Fund’s fund-level management fee schedule.

For these reasons, each Target Fund’s Board has determined that the Reorganization of its Target Fund is in the best interests of the Target Fund and has approved the Reorganization.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund may benefit in the near term from a modest increase in operating efficiencies and may also experience modest secondary market benefits due to increased scale.

Q.	Do the Funds have similar investment objectives, policies and risks?

A.

The Funds’ investment objectives and policies share many similarities; however, there are certain key differences. The Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax. In contrast, each Target Fund is a state-specific municipal fund that seeks to provide current income exempt from regular federal income tax and the income tax of a single state.

The Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Acquiring Fund’s secondary investment objective is to enhance portfolio value and total return. Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in municipal securities or other related investments, the income from which is exempt from regular federal income tax. The Acquiring Fund will not invest in municipal securities, the income from which is subject to the federal alternative minimum tax applicable to individuals.

New Jersey Municipal Value’s primary investment objective is to provide current income exempt from regular federal and New Jersey income taxes. New Jersey Municipal Value’s secondary investment objective is to enhance portfolio value and total return. Under normal circumstances, New Jersey Municipal Value will invest at least 80% of its net assets in municipal securities, the income from which is exempt from regular federal and New Jersey income taxes.

Pennsylvania Municipal Value’s primary investment objective is to provide current income exempt from regular federal and Pennsylvania income taxes. Pennsylvania Municipal Value’s secondary investment objective is to enhance portfolio value and total return. Under normal circumstances, Pennsylvania Municipal Value will invest at least 80% of its net assets in municipal securities, the income from which is exempt from regular federal and Pennsylvania income taxes.

Unlike the Acquiring Fund, each Target Fund may invest up to 20% of its net assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

Because New Jersey Municipal Value and Pennsylvania Municipal Value invest primarily in New Jersey and Pennsylvania municipal securities, respectively, they are subject to economic, political and other risks of a single state. However, the Acquiring Fund, which may invest in municipal securities of any U.S. state or territory, is not subject to similar single state risk. As shareholders of the combined fund following the Reorganizations, New Jersey Municipal Value shareholders would lose the benefit of the New Jersey state tax exemption, and

ii

Pennsylvania Municipal Value shareholders would lose the benefit of the Pennsylvania state tax exemption.

Under normal circumstances, each Fund will invest at least 80% of its net assets in investment grade municipal securities and may invest up to 20% of its net assets in municipal securities rated below investment grade (commonly referred to as “junk bonds”). Investment grade securities are securities rated within the four highest grades (BBB or Baa or better) by a nationally recognized statistical rating organization, or unrated but judged by the Fund’s investment adviser and/or sub-adviser to be of comparable quality. Each Fund may invest up to 10% of its net assets in municipal securities rated below B-/B3 or of comparable quality.

Each of the Acquiring Fund and Pennsylvania Municipal Value is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). New Jersey Municipal Value is classified as “non-diversified” under the 1940 Act, meaning it can invest a greater portion of its assets in obligations of a single issuer.

Each Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, each Fund may invest in—and currently invests in—certain instruments, including inverse floating rate securities, that have the economic effect of leverage.

See “Proposal No. 1—A. Synopsis—Comparison of the Acquiring Fund and the Target Funds—Investment Objectives and Policies” and “Proposal No. 1—A. Synopsis—Comparative Risk Information” for more information.

Q.	How will the Reorganizations impact fees and expenses?

A.

As discussed above, each Target Fund’s Board considered that the Reorganizations are expected to result in a lower effective management fee rate and, due to the greater asset base of the combined fund, each Target Fund’s Board considered that its Reorganization is expected to result in economies of scale and a resulting reduction in certain other expenses. Based on information for each Target Fund’s fiscal year ended February 29, 2020 and the Acquiring Fund’s fiscal period ended April 30, 2020, the pro forma expense ratio of the combined fund following the Reorganizations is estimated to be 35 basis points (0.35%) lower than the total expense ratio of New Jersey Municipal Value and 39 basis points (0.39%) lower than the total expense ratio of Pennsylvania Municipal Value.

See the Comparative Fee Table on page 17 of the enclosed Joint Proxy Statement/Prospectus for more detailed information regarding fees and expenses. See also “Additional Information About the Acquiring Fund” at page 91.

Q.	Will the Reorganizations impact distributions to Target Fund shareholders?

A.

In considering its proposed Reorganization, each Target Fund’s Board took into account potential future distribution levels as well as information from Nuveen Fund Advisors indicating that the Acquiring Fund has historically paid higher distributions per common share. The most recent monthly distribution amount per common share was $0.0390 for the Acquiring Fund, $0.0310 for New Jersey Municipal Value and $0.0305 for Pennsylvania Municipal Value. The differences in historical distribution rates generally were primarily attributable to certain lower expenses per common share and the Acquiring Fund’s greater investment flexibility to invest in diverse geographic regions and to invest to a greater degree in lower rated municipal securities. However, such distributions for the Acquiring Fund are exempt from federal income tax only, while distributions for New Jersey Municipal Value are exempt from federal and New Jersey income taxes and distributions for Pennsylvania Municipal Value are exempt from federal and Pennsylvania income taxes. The taxable equivalent yield was 5.46% for the Acquiring Fund as of April 30, 2020, 6.65% for New Jersey Municipal Value as of February 29, 2020 and 5.52% for Pennsylvania Municipal Value as of February 29, 2020. The taxable equivalent yield generally represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. There is no assurance that distribution rates of the Funds will continue at historical levels. While distributions from the combined fund following the Reorganizations are generally expected to be exempt

iii

from federal income tax and the federal alternative minimum tax applicable to individuals, such distributions may be subject to state and local income tax, including, without limitation, New Jersey and Pennsylvania income tax.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganizations?

A.

Yes. The Funds, and indirectly their common shareholders, will bear the costs of the Reorganizations, whether or not the Reorganizations are consummated. The allocation of the costs of the Reorganizations to the Funds is based on the projected relative benefits of the Reorganizations, based on forecasted increases to net earnings, if any, to Fund shareholders following the Reorganizations.

The costs of the Reorganizations are estimated to be $445,000. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganizations. Based on the projected relative benefits to each Fund, each of the Acquiring Fund, New Jersey Municipal Value and Pennsylvania Municipal Value is expected to be allocated approximately $290,000, $60,000 and $95,000, respectively, of expenses in connection with the Reorganizations. If the Reorganizations are not consummated for any reason, including because the requisite shareholder approvals are not obtained, the Funds, and common shareholders of the Funds indirectly, will still bear the costs of the Reorganizations.

A Target Fund shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions, which could apply as a result of the Reorganizations. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Target Funds or the Target Funds’ investment adviser. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	Do the Reorganizations constitute a taxable event for the Target Funds’ shareholders?

A.

No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that each Target Fund’s shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization, except to the extent that a Target Fund common shareholder receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganizations, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution made by a Target Fund may be taxable to that Target Fund’s shareholders for federal income tax purposes. Prior to the closing of the Reorganizations, each Target Fund is expected to sell the municipal securities in its portfolio that generate income subject to the federal alternative minimum tax applicable to individuals. Such sales are expected to be less than 5% of the assets of each Target Fund. To the extent that portfolio securities of a Target Fund are sold prior to the closing of the Reorganizations, such Target Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund.

Q.	As a result of the Reorganizations, will common shareholders of the Target Funds receive new shares in exchange for their current shares?

A.

Yes. Upon the closing of the Reorganizations, Target Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of each Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The aggregate net asset value, as of the close of trading on the business day immediately prior to the closing of the Reorganizations, of the Acquiring Fund common shares received by Target Fund common shareholders

iv

(including, for this purpose, fractional Acquiring Fund common shares to which common shareholders would be entitled) will be equal to the aggregate net asset value of the common shares of such Target Fund held by its shareholders as of such time. Fractional Acquiring Fund common shares due to Target Fund common shareholders will be aggregated and sold on the open market, and Target Fund common shareholders will receive cash in lieu of such fractional shares.

Following the Reorganizations, common shareholders of each Fund will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations.

Q.	What will happen if the required shareholder approvals are not obtained?

A.

The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In addition, the closing of each Reorganization is contingent upon the closing of both of the Reorganizations. Because the closing of the Reorganizations is contingent upon both Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Target Fund’s Reorganization will not occur, even if your Target Fund obtains the requisite shareholder approval and your Target Fund satisfies all of its closing conditions, if the other Target Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the Reorganizations are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to its Reorganization proposal or continuing to operate the Target Fund as a stand-alone fund.

Q.	What is the timetable for the Reorganizations?

A.

If the shareholder approvals and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about January 11, 2021, or such other date as the parties may agree.

Q.	How does each Target Fund’s Board recommend that shareholders vote on the proposal?

A.	After careful consideration, each Target Fund’s Board has determined that its Reorganization is in the best interests of its Fund and recommends that you vote FOR your Fund’s proposal.

General

Q.	Who do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Target Fund, at 866-905-8147 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

v

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	How can I attend my Target Fund’s Annual Meeting?

A.

The Annual Meetings will be completely virtual meetings of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in your Target Fund’s Annual Meeting only if you were a shareholder of record as of the close of business on September 8, 2020. No physical meetings will be held.

You will be able to attend your Target Fund’s Annual Meeting online and submit your questions during the meetings by visiting www.meetingcenter.io/238367439. You also will be able to vote your shares online by attending the Annual Meeting by webcast. To participate in your Target Fund’s Annual Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the meetings is NUVC2020.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meetings will begin promptly at 2:00 p.m., Central time on December 7, 2020. We encourage you to access the meetings prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend my Target Fund’s Annual Meeting virtually on the Internet?

A.

If your shares are registered in your name, you do not need to register to attend your Target Fund’s Annual Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend your Target Fund’s Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Target Fund holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Why hold virtual meetings?

A.	In light of the public health concerns regarding the coronavirus outbreak (COVID-19), we believe that hosting virtual meetings is in the best interests of the Target Funds and their shareholders.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Target Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, a Target Fund may not be able to hold its Annual Meeting or the vote on the proposals, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

vi

[•], 2020

NUVEEN NEW JERSEY MUNICIPAL VALUE FUND (NJV)

AND

NUVEEN PENNSYLVANIA MUNICIPAL VALUE FUND (NPN)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 7, 2020

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (each, an “Annual Meeting” and together, the “Annual Meetings”) of Nuveen New Jersey Municipal Value Fund and Nuveen Pennsylvania Municipal Value Fund (each, a “Target Fund” and together, the “Target Funds”) will be held on December 7, 2020, at 2:00 p.m. Central time, for the following purposes:

•

Agreement and Plan of Reorganization. The shareholders of each Target Fund will vote on a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Target Fund would: (i) transfer substantially all of its assets to Nuveen AMT-Free Municipal Value Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of the Acquiring Fund and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders of the Target Fund; and (iii) liquidate, dissolve and terminate in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”).

•	Election of Board Members. Three (3) Class II Board Members are to be elected by shareholders of each Target Fund. Board Members Nelson, Toth and Young are nominees for election by shareholders.

To transact such other business as may properly come before the Annual Meetings.

Shareholders of each Target Fund are being solicited to vote on the election of three (3) Board Members at the Fund’s Annual Meeting in the event the Reorganizations are not consummated in a timely manner.

In light of the public health concerns regarding the coronavirus outbreak (COVID-19), the Annual Meetings will be held in a virtual meeting format only, which will be conducted online via webcast. Shareholders may attend and vote at the virtual Annual Meetings by following the instructions included in the Q&A and Joint Proxy Statement/Prospectus. Only shareholders of record as of the close of business on September 8, 2020 are entitled to notice of and to vote at the Annual Meetings and any and all adjournments or postponements thereof.

All Fund shareholders entitled to vote at the Annual Meetings are cordially invited to attend the virtual Annual Meetings. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend your Annual Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

You will be able to attend and participate in the Annual Meetings online, vote your shares electronically and submit your questions during the meetings by visiting: www.meetingcenter.io/238367439 at the meeting date and time described in the enclosed Joint Proxy Statement/Prospectus. To participate in the Annual Meetings, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the meeting is NUVC2020. There is no physical location for the Annual Meetings.

If you hold your shares through an intermediary, you will need to register at least three business days prior to the Annual Meetings by following the instructions in the enclosed Joint Proxy Statement/Prospectus.

Gifford R. Zimmerman

Vice President and Secretary

The Nuveen Closed-End Funds

2

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED OCTOBER 21, 2020

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN AMT-FREE MUNICIPAL VALUE FUND (NUW)

NUVEEN NEW JERSEY MUNICIPAL VALUE FUND (NJV)

AND

NUVEEN PENNSYLVANIA MUNICIPAL VALUE FUND (NPN)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

[    ], 2020

This Joint Proxy Statement/Prospectus is being furnished to common shareholders of Nuveen New Jersey Municipal Value Fund (“New Jersey Municipal Value”) and common shareholders of Nuveen Pennsylvania Municipal Value Fund (“Pennsylvania Municipal Value” and together with New Jersey Municipal Value, the “Target Funds” or each individually, a “Target Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Target Fund’s Board of Trustees, for use at the Annual Meeting of Shareholders of each Target Fund to be held on Monday, December 7, 2020, at 2:00 p.m. Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and together, the “Annual Meetings”), to consider the proposals described below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Each Fund is organized as a Massachusetts business trust. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Target Funds on or about [•], 2020. Shareholders of record of each Target Fund as of the close of business on September 8, 2020 are entitled to notice of and to vote at the Annual Meetings and any and all adjournments or postponements thereof. Each Fund’s Board of Trustees is referred to herein as a “Board” and each Trustee, a “Board Member.”

The Annual Meetings will be held in a virtual meeting format only, which will be conducted online via live webcast. There is no physical location for the Annual Meetings. If your shares are registered in your name, you will be able to attend and participate in your Target Fund’s Annual Meeting online, vote your shares electronically and submit your questions during the meeting by visiting: www.meetingcenter.io/238367439 at the meeting date and time. To participate in your Target Fund’s Annual Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the meeting is NUVC2020.

If your shares are held through an intermediary, you must register to participate in the virtual Annual Meetings. To register to attend the Annual Meetings online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Target Fund holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On any matter coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Target Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with that Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending that virtual Annual Meeting and voting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending a virtual Annual Meeting will not revoke any previously submitted proxy.

To be approved, the following proposal must be approved by a majority (more than 50%) of each Target Fund’s outstanding common shares entitled to vote on the matter:

Reorganizations

Proposal No. 1.	(Each Target Fund) To approve an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which each Target Fund would: (i) transfer substantially all of its assets to Nuveen AMT-Free Municipal Value Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of the Acquiring Fund and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued common shares of the Acquiring Fund to the common shareholders of the Target Fund; and (iii) liquidate, dissolve and terminate in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”).

For the following proposal, the affirmative vote of a plurality (the greatest number of affirmative votes) of each Target Fund’s common shares present and entitled to vote on the matter will be required to elect each Board Member of that Target Fund:

Board Member Election

Proposal No. 2.	(Each Target Fund) To elect three (3) Class II Board Members. Board Members Nelson, Toth and Young are nominees for election by shareholders.

Shareholders of each Target Fund are being solicited to vote on the election of Board Members at the Target Fund’s Annual Meeting in the event the Reorganization of the Target Fund is not consummated in a timely manner.

A quorum of shareholders is required to take action at the Annual Meeting for each Target Fund. A majority (more than 50%) of the shares entitled to vote at each Annual Meeting, represented in person (including participation by means of remote or “virtual” communication) or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast in person or by proxy at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee returns a voted proxy but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. For purposes of holding a meeting, all properly submitted proxies, including abstentions and broker non-votes, will be counted as present for purposes of determining whether a quorum is present.

Broker-dealer firms holding shares of a Target Fund in “street name” for the benefit of their customers and clients are generally required to request the instructions of such customers and clients on how to vote their shares before a Target Fund’s Annual Meeting. The Target Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by each Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal No. 2 is a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms on Proposal No. 2 in the discretion of such broker-dealer firms. Proposal No. 1 is considered a “non-routine” matter for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers. Because the approval of Proposal No. 1 requires that a minimum percentage of a Target Fund’s outstanding common shares be voted in favor of the proposal, abstentions and broker non-votes will have the same effect as a vote against the proposal. Because the election of Board Members does not require that a minimum percentage of a Target Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on Proposal No. 2.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record of a Target Fund as of the close of business on September 8, 2020 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

As of September 8, 2020 for each Fund, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)
Acquiring Fund (NUW)	15,516,082
New Jersey Municipal Value (NJV)	1,524,357
Pennsylvania Municipal Value (NPN)	1,219,222

(1)

The common shares of the Acquiring Fund and each Target Fund are listed on the NYSE. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(1)	the Statement of Additional Information relating to the proposed Reorganizations, dated [•], 2020 (the “Reorganization SAI”);

(2)

the audited financial statements and financial highlights and related independent registered public accounting firm’s report for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended October 31, 2019 (File No. 811-22253);

(3)	the unaudited financial statements and financial highlights for the Acquiring Fund contained in the Acquiring Fund’s Semi-Annual Report for the period ended April 30, 2020 (File No. 811-22253);

(4)

the audited financial statements and financial highlights and related independent registered public accounting firm’s report for New Jersey Municipal Value contained in New Jersey Municipal Value’s Annual Report for the fiscal year ended February 29, 2020 (File No. 811-22274); and

(5)

the audited financial statements and financial highlights and related independent registered public accounting firm’s report for Pennsylvania Municipal Value contained in Pennsylvania Municipal Value’s Annual Report for the fiscal year ended February 29, 2020 (File No. 811-22273).

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “AMT-Free Municipal Value Fund Reorganization SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be obtained through the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Reorganizations. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

JOINT PROXY STATEMENT/PROSPECTUS

[•], 2020

NUVEEN AMT-FREE MUNICIPAL VALUE FUND (NUW)

NUVEEN NEW JERSEY MUNICIPAL VALUE FUND (NJV)

AND

NUVEEN PENNSYLVANIA MUNICIPAL VALUE FUND (NPN)

v

PROPOSAL NO. 1—REORGANIZATIONS OF THE TARGET FUNDS INTO

THE ACQUIRING FUND

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganizations. More complete information is contained elsewhere in this Joint Proxy Statement/Prospectus and in the Reorganization SAI and the appendices hereto and thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

Background and Reasons for the Reorganizations

Each Target Fund’s Board has approved the Reorganization of its Target Fund as part of an ongoing initiative to streamline Nuveen’s municipal closed-end fund line-up and eliminate overlapping products. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”) and the Funds’ investment adviser, recommended the Reorganizations because each Target Fund was launched in 2009 in order to take advantage of investment opportunities presented by the financial crisis of 2008, but has been unable to achieve sufficient scale. Each Target Fund’s Board considered the Reorganization of its Target Fund in connection with this initiative and determined that the Reorganization would be in the best interests of the Target Fund.

Based on information provided by Nuveen Fund Advisors, each Target Fund’s Board believes that the Reorganization of its Target Fund may benefit common shareholders of the Target Fund in a number of ways, including, among other things:

•	The potential for higher common share net earnings due in part to operating economies from the combined fund’s greater scale;

•

The combined fund’s larger asset base and geographically diverse national portfolio is expected to offer Target Fund shareholders the potential for a higher annual distribution rate, on a state tax-adjusted basis, as shareholders of the combined fund following the Reorganizations;

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•	The potential for a narrower trading discount as a result of the Acquiring Fund’s shares trading at a discount that is historically lower than that of each Target Fund;

•	Increased portfolio flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s broader national mandate; and

•

Lower net operating expenses, as certain fixed costs are spread over a larger asset base and a lower effective management fee rate for shareholders of the combined fund due to breakpoints in the Acquiring Fund’s fund-level management fee schedule.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund may benefit in the near term from a modest increase in operating efficiencies and may also experience modest secondary market benefits due to increased scale.

The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In addition, the closing of each Reorganization is contingent upon the closing of both of the Reorganizations. Because the closing of the Reorganizations is contingent upon both Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Target Fund’s Reorganization will not occur, even if your Target Fund obtains the requisite shareholder approval and satisfies all of its closing conditions, if the other Target Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the

Reorganizations are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to its Reorganization proposal or continuing to operate the Target Fund as a stand-alone fund. For a discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 1—C. Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a non-waivable condition to closing, each Fund will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that its proposed Reorganization(s) will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that no Fund will generally recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. It is also expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes as a result of such exchange, except to the extent a common shareholder of a Target Fund receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganizations, each Target Fund expects to declare a distribution to common shareholders of all of its net investment income and net capital gains, if any. All or a portion of such a distribution made by a Target Fund may be taxable to that Target Fund’s shareholders for federal income tax purposes. If shareholders of the Target Funds approve the Reorganizations, prior to the closing of the Reorganizations, each Target Fund is expected to sell municipal securities in its portfolio that generate income subject to the federal alternative minimum tax applicable to individuals. Such sales are expected to be less than 5% of the assets of a Target Fund. To the extent that portfolio securities of a Target Fund are sold prior to the closing of the Reorganizations, the Target Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by such Target Fund. See “Proposal No. 1—C. Information About the Reorganizations—Material Federal Income Tax Consequences of the Reorganizations.”

Comparison of the Acquiring Fund and the Target Funds

General.    The Acquiring Fund and the Target Funds are closed-end management investment companies organized as Massachusetts business trusts. Set forth below is certain comparative information about the organization, capitalization and operation of the Funds.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	November 19, 2008	Commonwealth of Massachusetts	Business Trust
New Jersey Municipal Value	January 26, 2009	Commonwealth of Massachusetts	Business Trust
Pennsylvania Municipal Value	January 26, 2009	Commonwealth of Massachusetts	Business Trust

Capitalization—Common Shares(1)
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	Unlimited	15,516,082	$0.01	None	None	NYSE
New Jersey Municipal Value	Unlimited	1,524,357	$0.01	None	None	NYSE
Pennsylvania Municipal Value	Unlimited	1,219,222	$0.01	None	None	NYSE

(1)	As of September 8, 2020.

Investment Objectives and Policies.    The Funds’ investment objectives and policies share many similarities; however, there are certain key differences. The Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax. In contrast, each Target Fund is a state-

specific municipal fund that seeks to provide current income exempt from regular federal income tax and the income tax of a single state.

The Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Acquiring Fund’s secondary investment objective is to enhance portfolio value and total return. Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in municipal securities or other related investments, the income from which is exempt from regular federal income tax. Generally, the Acquiring Fund expects to be fully invested (at least 95% of its assets) in such municipal securities. The Acquiring Fund will not invest in municipal securities, the income from which is subject to the federal alternative minimum tax applicable to individuals.

New Jersey Municipal Value’s primary investment objective is to provide current income exempt from regular federal and New Jersey income taxes. New Jersey Municipal Value’s secondary investment objective is to enhance portfolio value and total return. Under normal circumstances, New Jersey Municipal Value will invest at least 80% of its net assets in municipal securities, the income from which is exempt from regular federal and New Jersey income taxes.

Pennsylvania Municipal Value’s primary investment objective is to provide current income exempt from regular federal and Pennsylvania income taxes. Pennsylvania Municipal Value’s secondary investment objective is to enhance portfolio value and total return. Under normal circumstances, Pennsylvania Municipal Value will invest at least 80% of its net assets in municipal securities, the income from which is exempt from regular federal and Pennsylvania income taxes.

Unlike the Acquiring Fund, each Target Fund may invest up to 20% of its net assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

Because New Jersey Municipal Value and Pennsylvania Municipal Value invest primarily in New Jersey and Pennsylvania municipal securities, respectively, they are subject to economic, political and other risks of a single state, while the Acquiring Fund, which may invest in municipal securities of any U.S. state or territory, is not subject to similar single state risk. As shareholders of the combined fund following the Reorganizations, New Jersey Municipal Value shareholders would lose the benefit of the New Jersey state tax exemption, and Pennsylvania Municipal Value shareholders would lose the benefit of the Pennsylvania state tax exemption.

Under normal circumstances, each Fund will invest at least 80% of its net assets in investment grade municipal securities and may invest up to 20% of its net assets in municipal securities that at the time of investment are rated below investment grade (commonly referred to as “junk bonds”) or are unrated but judged by the Fund’s investment adviser and/or sub-adviser to be of comparable quality.

The following summary compares the current principal investment policies and strategies of the Acquiring Fund to the current principal investment policies and strategies of each Target Fund as of the date of this Joint Proxy Statement/Prospectus. For purposes of the Funds’ investment policies, “net assets” includes assets attributable to floating rate securities issued by tender option bond (TOB) trusts of which the Fund owns the inverse floating rate interest and assets attributable to borrowings for temporary, emergency or other purposes. For purposes of the Acquiring Fund’s investment policies, “Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes.

Acquiring Fund	New Jersey Municipal Value	Pennsylvania Municipal Value	Similarities/Differences
Principal Investment Strategy:	Principal Investment Strategy:	Principal Investment Strategy:

Under normal circumstances and as a fundamental policy, the Fund will invest at least 80% of its Assets in	Under normal circumstances and as a fundamental policy, the Fund will invest at least 80% of its net assets in	Under normal circumstances and as a fundamental policy, the Fund will invest at least 80% of its net assets in	The Acquiring Fund is a national municipal fund, while each Target Fund is a state-specific municipal Fund.

Acquiring Fund	New Jersey Municipal Value	Pennsylvania Municipal Value	Similarities/Differences
municipal securities or other related investments, the income from which is exempt from regular federal income tax. Generally, the Fund expects to be fully invested (at least 95% of its assets) in such municipal securities.	municipal securities, the income from which is exempt from regular federal and New Jersey income taxes.	municipal securities, the income from which is exempt from regular federal and Pennsylvania income taxes.

Alternative Minimum Tax Policy:	Alternative Minimum Tax Policy:	Alternative Minimum Tax Policy:

The Fund will not invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.	The Fund may invest up to 20% of its net assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.	The Fund may invest up to 20% of its net assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.	Each Target Fund may invest a portion of its assets in securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals; the Acquiring Fund may not invest in such securities.

Credit Quality:	Credit Quality:	Credit Quality:

Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade securities.(1)	Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities that, at the time of investment, are investment grade quality.(2)	Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities that, at the time of investment, are investment grade quality.(2)	Substantially the same.

Under normal circumstances, the Fund may invest up to 20% of its net assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser. No more than 10% of the Fund’s net assets may be invested in municipal securities rated below B3/B- by all nationally recognized statistical rating	Under normal circumstances, the Fund may invest up to 20% of its net assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by Fund’s investment adviser and/or sub-adviser. The Fund may invest up to 10% of its net assets in	Under normal circumstances, the Fund may invest up to 20% of its net assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by Fund’s investment adviser and/or sub-adviser. The Fund may invest up to 10% of its net assets in	Substantially the same.

Acquiring Fund	New Jersey Municipal Value	Pennsylvania Municipal Value	Similarities/Differences
organizations (“NRSROs”) that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.(3)	municipal securities rated below B-/B3 or that are unrated by any NRSRO but judged to be of comparable quality by the Fund’s investment adviser and/or sub-adviser.	municipal securities rated below B-/B3 or that are unrated by any NRSRO but judged to be of comparable quality by the Fund’s investment adviser and/or sub-adviser.
Distressed Securities:	Distressed Securities:	Distressed Securities:

The Fund may invest in distressed securities. The Fund may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C- at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.	The Fund may invest in distressed securities. The Fund may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C- at the time of investment); provided, however, that the Fund’s investment adviser and/or sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.	The Fund may invest in distressed securities. The Fund may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C- at the time of investment); provided, however, that the Fund’s investment adviser and/or sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.	Substantially the same.

Out of State Municipal Securities:	Out of State Municipal Securities:	Out of State Municipal Securities:

Not applicable.	The Fund may invest up to 20% of its net assets	The Fund may invest up to 20% of its net assets	Each Target Fund may invest up to 20% of its

Acquiring Fund	New Jersey Municipal Value	Pennsylvania Municipal Value	Similarities/Differences
	in municipal securities that are exempt from regular federal income tax, but not from New Jersey income tax if, in the judgment of the Fund’s investment adviser and/or sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.	in municipal securities that are exempt from regular federal income tax, but not from Pennsylvania income tax if, in the judgment of the Fund’s investment adviser and/or sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.	net assets in out of state municipal securities. The Acquiring Fund is a national municipal fund and as such has no similar policy.

Leverage:	Leverage:	Leverage:

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage.	As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage.	As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage.	Identical.

The Fund may invest up to 15% of its net assets in inverse floating rate securities.	The Fund will not invest more than 15% of its net assets in residual interest bonds or inverse floating rate securities.	The Fund will not invest more than 15% of its net assets in residual interest bonds or inverse floating rate securities.	Substantially similar.

Diversification:	Diversification:	Diversification:

The Fund is a diversified closed-end management investment company.	The Fund is a non-diversified closed-end management investment company.	The Fund is a diversified closed-end management investment company.(4)	The Acquiring Fund and Pennsylvania Municipal Value are each classified as “diversified” under the 1940 Act. New Jersey Municipal Value is classified as “non-diversified” under the 1940 Act, meaning it can invest a greater

Acquiring Fund	New Jersey Municipal Value	Pennsylvania Municipal Value	Similarities/Differences
portion of its assets in obligations of a single issuer.

Weighted Average Maturity Policy:	Weighted Average Maturity Policy:	Weighted Average Maturity Policy:

The Fund will generally invest in municipal securities with intermediate or long-term maturities, but the average effective maturity may be shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the sub-adviser depending on market conditions. Generally, the Fund is expected to have an average effective maturity of at least 15 years.	The Fund will generally invest in municipal securities with intermediate or long-term maturities. Initially, the Fund is expected to have a weighted average maturity of 15 to 30 years. The weighted average maturity of securities held by the Fund may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return.	The Fund will generally invest in municipal securities with intermediate or long-term maturities. Initially, the Fund is expected to have a weighted average maturity of 15 to 30 years. The weighted average maturity of securities held by the Fund may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return.	Similar. Each Fund will generally invest in municipal securities with intermediate or long-term maturities. As of September 30, 2020, the weighted average effective maturity of the portfolio of the Acquiring Fund was 18.16 years, the weighted average effective maturity of the portfolio of New Jersey Municipal Value was 16.38 years and the weighted average effective maturity of the portfolio of Pennsylvania Municipal Value was 18.82 years.

Concentration:	Concentration:	Concentration:

Under normal circumstances, the Fund will not invest more than 25% of its net assets in municipal securities in any	Under normal circumstances, the Fund will not invest more than 25% of its net assets in	Under normal circumstances, the Fund will not invest more than 25% of its net assets in	Identical with respect to industry concentration. The Acquiring Fund has limits on exposure to a single state while each of

Acquiring Fund	New Jersey Municipal Value	Pennsylvania Municipal Value	Similarities/Differences
one industry or in any one state of origin and no more than 5% of its net assets in any one issuer.	municipal securities in any one industry.	municipal securities in any one industry.	the Target Funds has exposure primarily to a single state.

Use of Derivatives:	Use of Derivatives:	Use of Derivatives:

The Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund’s investment adviser and/or sub-adviser may use derivative instruments to seek to enhance return, to hedge some of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset.	The Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund’s investment adviser and/or sub-adviser may use derivative instruments to seek to enhance return, to hedge some of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset.	The Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund’s investment adviser and/or sub-adviser may use derivative instruments to seek to enhance return, to hedge some of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset.	Identical.

Temporary Defensive Positions:	Temporary Defensive Positions:	Temporary Defensive Positions:

During temporary defensive periods or in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its net assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable	The Fund may temporarily depart from its normal investment policies and strategies— for instance, by allocating up to 100% of its assets to cash equivalents, short-term investments, or municipal bonds that do not comply with the Fund’s name policy—in response to adverse or unusual market, economic, political or other conditions. Such conditions could include	The Fund may temporarily depart from its normal investment policies and strategies— for instance, by allocating up to 100% of its assets to cash equivalents, short-term investments, or municipal bonds that do not comply with the Fund’s name policy—in response to adverse or unusual market, economic, political or other conditions. Such conditions could include	Substantially similar.

Acquiring Fund	New Jersey Municipal Value	Pennsylvania Municipal Value	Similarities/Differences
tax-exempt short-term investments are not available at reasonable prices and yields.	a temporary decline in the availability of municipal bonds that comply with the Fund’s name policy. During these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the defined range described above under “Weighted Average Maturity Policy” and the Fund may not achieve its investment objective to distribute income that is exempt from regular federal and New Jersey income taxes.	a temporary decline in the availability of municipal bonds that comply with the Fund’s name policy. During these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the defined range described above under “Weighted Average Maturity Policy” and the Fund may not achieve its investment objective to distribute income that is exempt from regular federal and Pennsylvania income taxes.

Other Investment Companies	Other Investment Companies:	Other Investment Companies:

The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.	The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.	The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.	Substantially the same due to 1940 Act limits on investment in investment companies applicable to all Funds.

(1)

For the Acquiring Fund, a security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rates such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser. The relative percentages of the value of the investments attributable to investment grade municipal securities and to below investment grade municipal securities could change over time as a result of rebalancing the Acquiring Fund’s assets by the Fund’s sub-adviser, market value fluctuations, issuances of additional shares and other events.

(2)

For each Target Fund, investment grade quality securities are those that are, at the time of investment, either (i) rated by one of the NRSROs that rate such securities within the four highest grades (including BBB or Baa or better by Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Service Inc. (“Moody’s”) or Fitch Ratings, Inc, (“Fitch”), or (ii) unrated by any NRSRO but judged to be of comparable quality by the Fund’s investment adviser and/or sub-adviser. Investment grade securities may include securities that, at the time of investment, are rated below investment grade by S&P, Moody’s or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities).

(3)

The credit quality policies noted above apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Fund’s sub-adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of the ratings of S&P, Moody’s and Fitch of municipal securities is set forth in Appendix A to the Reorganization SAI.

(4)

At its inception, Pennsylvania Municipal Value was classified as “non-diversified” for purposes of the 1940 Act. Pennsylvania Municipal Value subsequently was reclassified as “diversified” by operation of law.

Credit Quality.    A comparison of the credit quality(1) (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts) of the portfolios of each Target Fund and the Acquiring Fund, as of April 30, 2020, is set forth below.

(1)

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB or lower are below-investment-grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

State Allocation.    A comparison of the state allocation (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts) of the respective portfolios of each Target Fund and Acquiring Fund, as of April 30, 2020, is set forth below.

Board Members and Officers.    The Acquiring Fund and the Target Funds have the same Board Members and officers. The management of each Fund, including general oversight of the duties performed by the Fund’s investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has nine (9) Board Members, each of whom is not considered an “interested person,” as defined in the 1940 Act.

Pursuant to each Fund’s by-laws, the Board of the Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. The Acquiring Fund’s board structure will remain in place following the closing of the Reorganizations.

Investment Adviser.    Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of June 30, 2020, Nuveen managed approximately $1.05 trillion in assets, of which approximately $144.4 billion was managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2021. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets of Nuveen-branded closed- and open-end registered investment companies organized in the U.S., and a specific fund-level fee, based only on the amount of assets of such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For the six month semi-annual period ended April 30, 2020 (annualized), the effective management fee rate of the Acquiring Fund, expressed as a percentage of average total daily net assets (including assets attributable to leverage), was 0.55%. For the fiscal year ended February 29, 2020, the effective management fee rates of New Jersey Municipal Value and Pennsylvania Municipal Value, expressed as a percentage of average total daily net assets (including assets attributable to leverage), were 0.56% and 0.56%, respectively.

The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedule:

Current Fund-Level Fee Schedule for the Funds

Average Total Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875%
For the next $250 million	0.3750%
For the next $500 million	0.3625%
For the next $1 billion	0.3500%
For the next $3 billion	0.3250%
For managed assets over $5 billion	0.3125%

*

For this purpose, managed assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles), such as, but not limited to, the portion of assets in tender option bond trusts of which the Fund owns the residual interest certificates that have been effectively financed by the trust’s issuance of floating rate certificates.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen-branded closed- and open-end registered investment companies organized in the U.S., as stated in the table below. As of April 30, 2020, the complex-level fee rate for each Fund was 0.1593%.

The annual complex-level fee for each Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by a Fund’s daily managed assets:

Complex-Level Fee Rates

Complex-Level Asset Breakpoint Level**	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

**

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Sub-Adviser.    Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”) located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to each Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

For the services provided pursuant to each Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 41.6667% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors.

A discussion of the basis for the Acquiring Fund Board’s most recent approval of the current Investment Management Agreement and Sub-Advisory Agreement will be included in the Acquiring Fund’s Annual Report for the fiscal year ending October 31, 2020. A discussion of the basis for each Target Fund Board’s most recent approval of the current Investment Management Agreement and Sub-Advisory Agreement will be included in each Target Fund’s Semi-Annual Report for the semi-annual period ending August 31, 2020.

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations for each Fund. Nuveen Asset Management manages the portfolios of the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Daniel J. Close, CFA, is the portfolio manager of the Acquiring Fund and Paul L. Brennan, CFA, is the portfolio manager of each Target Fund. Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of securities is contained in the Reorganization SAI. Mr. Close assumed portfolio management responsibility for the Acquiring Fund in 2016, and Mr. Brennan assumed portfolio management responsibility for each Target Fund in 2011. Mr. Close will manage the combined fund upon completion of the Reorganization.

Daniel J. Close, CFA, is a Managing Director of Nuveen Asset Management. Mr. Close is the lead portfolio manager for Nuveen Asset Management’s taxable municipal strategies. He manages several state-specific municipal bond strategies and related institutional portfolios. He also serves as portfolio manager for national closed-end funds. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his B.S. in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the CFA designation.

Paul L. Brennan, CFA, is a Managing Director of Nuveen Asset Management. Mr. Brennan manages several Nuveen tax-exempt fixed income portfolios. Mr. Brennan began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994. He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year. He earned his B.S. in Accountancy and Finance from Wright State University. Mr. Brennan is a registered CPA (inactive), and has earned the CFA designation.

Comparative Risk Information

Because each Fund invests primarily in municipal securities and other investments the income from which is exempt from regular federal income tax, the principal risks of an investment in each Fund are similar. However, there are certain differences between the Funds’ investment objectives and policies that affect the Funds’ comparative risk profiles. Each Target Fund is subject to single state risk, while the Acquiring Fund is not. The risks and special considerations listed below should be considered by shareholders of the Target Funds in their evaluation of the Reorganizations.

•

Investment and Market Risks; Market Discount to Net Asset Value Risk.    An investment in each Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter (“OTC”) markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

•	Municipal Securities Market Risk. The amount of public information available about the municipal securities in a Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of a Fund may therefore be more dependent on the analytical abilities of Nuveen Asset Management than if the Fund were a stock fund or a taxable bond fund. The secondary market for municipal securities, particularly the below investment grade bonds in which a Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its bonds at attractive prices.

Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, regulatory developments or enforcement actions, uncertainties related to the tax status of municipal securities, or the rights of investors. Federal income tax law changes may affect the demand for and supply of municipal bonds, which may affect yields and other factors.

The outbreak of the novel coronavirus, known as COVID-19, in December 2019, and the resulting pandemic, has adversely impacted global commercial activity and has contributed to significant volatility in certain financial markets, including the municipal securities market. Due to the COVID-19 pandemic, the risks of the municipal securities market have been magnified. These risks have had, and will continue to have, a material adverse impact on local economies and therefore on the governments in those localities. These risks may also adversely affect several sectors of the municipal bond market, such as retirement facilities, transportation facilities, such as airports, hospitals and colleges, among many others. All this has adversely affected the municipal securities market, and may continue to do so for an extended period.

•

Municipal Bond Market Liquidity Risk.    Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress such as that experienced in 2020 in connection with the COVID-19 pandemic. In addition, changes to federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

•

Credit Risk.    This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due. Investments in lower rated securities are subject to higher risks than investments in higher rated securities. Because the Funds may invest in lower rated municipal securities, they are susceptible to issuer credit risk.

•

High Yield Securities Risk.    High yield securities, which are rated below investment grade and commonly referred to as “junk bonds,” are speculative and high risk investments that may cause income and principal losses for a Fund. They generally have greater credit risk, involve greater risks of default, downgrade, or price declines, are less liquid and have more volatile prices than investment-grade securities. Issuers of high yield securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than issuers with higher credit ratings.

•	Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

•

Sector and Industry Risk.    Subject to the concentration limits of a Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If a Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

•

Reinvestment Risk.    If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income. A decline in income could negatively affect the market price of a Fund’s shares or a shareholder’s returns.

•	Call Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities.

•

Inverse Floating Rate Securities Risk/Leverage Risk.    The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal amount.

•

Illiquid Securities Risk.    Illiquid securities are not readily marketable and may include some restricted securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which a Fund is carrying the securities on its books.

•

Derivatives Risk.    The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

•

Hedging Risk.    A Fund’s use of derivatives or other transactions to reduce risks involves costs and will be subject to the Adviser’s and/or Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s and/or Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that a Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

•

Tax Risk. The tax treatment of the Funds and their distributions may be affected by new Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations. In addition, because the interest income from the municipal securities held by the Funds is normally not subject to federal income tax, and in the case of the Acquiring Fund, the federal alternative minimum tax applicable to individuals, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Funds are not suitable investments for individual retirement accounts, other tax-exempt or tax-advantaged accounts or investors who are not sensitive to the federal income tax consequences of their investments.

•

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund’s common shares and distributions can decline

•

Single State Risk.    Each Target Fund concentrates its investment portfolio in state-specific municipal securities—specifically, New Jersey and Pennsylvania municipal securities as to New Jersey Municipal Value and Pennsylvania Municipal Value, respectively—in comparison to the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities. Accordingly, each Target Fund is subject to single state risk, meaning it is more susceptible to political, economic or regulatory factors affecting issuers of its applicable state’s municipal bonds.

The principal risks of investing in the Acquiring Fund are described in more detail below.

Comparative Expense Information

The purpose of the Comparative Fee Table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses of each Target Fund for the fiscal year ended February 29, 2020, the fees and expenses of the Acquiring Fund for the six month semi-annual period ended April 30, 2020 (annualized) and the pro forma fees and expenses of the combined fund following the Reorganizations for the six months ended April 30, 2020 (annualized). The assets of the Funds will vary based on market conditions and other factors and may vary significantly during volatile market conditions such as those experienced during the first half of 2020 arising from the public health crisis caused by the novel coronavirus known as COVID-19.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	New Jersey Municipal Value		Pennsylvania Municipal Value		Acquiring Fund		Nuveen AMT-Free Municipal Value Fund Pro Forma
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.60%		0.58%		0.56%		0.56%
Interest and Related Expenses from Inverse Floaters(2)	0.06%		0.04%		0.01%		0.02%
Other Expenses	0.33	%(3)	0.41	%(3)	0.06	%(3)	0.06%
Total Annual Expenses	0.99%		1.03%		0.63%		0.64%

(1)

Annual Expenses (as a percentage of net assets attributable to common shares) for each Target Fund are based on the expenses of the Funds for the fiscal year ended February 29, 2020. Annual Expenses (as a percentage of net assets attributable to common shares) for the Acquiring Fund are based on the expenses of the Fund for the six month period ended April 30, 2020 (annualized). Annual Expenses (as a percentage attributable to common shares) for the Nuveen AMT-Free Municipal Value Fund Pro Forma are based on the expenses of the Fund for the six months ended April 30, 2020 (annualized).

(2)

Interest and Related Expenses from Inverse Floaters include interest expense attributable to inverse floating rate securities created by selling a fixed-rate bond to a broker dealer for deposit into a special purpose trust and receiving in turn the residual interest in the trust (“self-deposited inverse floating rate securities”). To the extent each Fund creates self-deposited inverse floating rate securities, the Fund recognizes interest expense because accounting rules require the Fund to treat interest paid by such trusts as having been paid (indirectly) by the Fund. Because the Fund also recognizes a corresponding amount of additional interest earned (also indirectly), the Fund’s net asset value per share, net investment income and total return are not affected by the accounting treatment. The actual fees on interest and related expenses from inverse floaters incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Funds continue to maintain leverage the cost of which is tied to short-term interest rates, the Funds’ interest expense can be expected to rise in tandem. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and Sub-Adviser.

(3)	Other Expenses are estimated based on actual expenses from the prior fiscal year.

Example:    The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
New Jersey Municipal Value	$10	$32	$55	$121
Pennsylvania Municipal Value	$11	$33	$57	$126
Acquiring Fund	$6	$20	$35	$79
Nuveen AMT-Free Municipal Value Fund Pro Forma	$7	$20	$36	$80

Comparative Performance Information

Comparative total return performance for the Funds for periods ended April 30, 2020:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
New Jersey Municipal Value	(1.21)%	2.50%	4.22%	(2.66)%	2.15%	3.53%
Pennsylvania Municipal Value	(0.39)%	2.37%	4.17%	(3.44)%	0.90%	3.07%
Acquiring Fund	(0.89)%	2.86%	4.49%	(7.29)%	0.83%	3.67%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

The principal risks of investing in the Acquiring Fund are described below. The risks and special considerations listed below should be considered by shareholders of each Target Fund in their evaluation of the Reorganizations. While an investment in each Target Fund is also generally subject to each of these principal risks, the shareholders of a Target Fund should also consider the following differences between the Target Fund’s and Acquiring Fund’s investment objectives and policies that affect the comparative risk profile: (i) the Target Fund is concentrated in municipal securities that are exempt from its applicable state’s income taxes, whereas an investment in the Acquiring Fund would not be subject to such single state risk; and (ii) interest income from municipal securities held by the Acquiring Fund is normally not subject to the federal alternative minimum tax applicable to individuals.

General Risks of Investing in the Acquiring Fund

Portfolio Level Risks

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during periods of market turmoil these firms’ capital may be severely constrained. As a result, under such conditions, some firms may be unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Acquiring Fund’s portfolio is generally less than that for corporate equities or bonds, and the Acquiring Fund’s investment performance may therefore be more dependent on the analytical abilities of Nuveen Asset Management than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below-investment-grade securities in which the Acquiring Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund values them from time to time. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or by referenda could extend the time for payment of principal and/or interest or impose other constraints on the enforcement of such obligations or on the ability of municipalities to levy taxes. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow the Fund to continue to qualify as a regulated investment company (“RIC”) for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest the amount of which changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments that, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

U.S. federal income tax law changes may affect the demand for and supply of municipal bonds, which may affect yields and other factors. The outbreak of the novel coronavirus, known as COVID-19, in December 2019, and the resulting pandemic, has adversely impacted global commercial activity and has contributed to significant volatility in certain financial markets, including the municipal bond market. Due to the COVID-19 pandemic, the risks of the municipal securities market have been magnified. These risks have had, and will continue to have, a material adverse impact on local economies and therefore on the governments in those localities. These risks may also adversely affect several sectors of the municipal bond market, such as retirement facilities, transportation facilities such as airports, hospitals and colleges, among many others. All this has adversely affected the municipal securities market, and may continue to do so for an extended period.

Although the detection of COVID-19 in China was made public in December 2019, U.S. securities markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Certain parts of the municipal bond markets experienced significant volatility and drops in values, particularly below-investment grade municipal bonds. It is possible that similar market dislocations will recur as the COVID-19 pandemic continues, which may adversely affect the value and liquidity of the Fund’s investments.

The impact of the outbreak is rapidly evolving, and many countries, including the United States, have reacted by instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues. Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on transportation, hospitality, tourism, entertainment and other industries. As a result, the COVID-19 pandemic could adversely affect the bonds of municipalities that depend on tax or other revenues generated by tourist dollars. Additionally, the economic disruption caused by the COVID-19 pandemic may negatively impact state and local budgetary matters, as states and municipalities may be more likely to run budget deficits (or larger deficits) during the period of economic contraction stemming from the COVID-19 pandemic.

Special Risks Related to Certain Municipal Obligations.    Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Acquiring Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Acquiring Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Acquiring Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

The Acquiring Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (the “MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Municipal Bond Market Liquidity Risk.    Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Acquiring Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent changes to federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Acquiring Fund’s ability to buy or sell bonds. As a result, the Acquiring Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Acquiring Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Credit and Below Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in the Acquiring Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Acquiring Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a municipal security satisfies certain rating requirements at the time of investment and is subsequently downgraded below that rating, the Acquiring Fund will not be required to dispose of the security. If a downgrade occurs, the Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of the Acquiring Fund and its shareholders. Municipal securities of below-investment-grade quality, commonly referred to as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Acquiring Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than investment-grade municipal securities. For these reasons, an investment in the Acquiring Fund, compared with a portfolio consisting predominately or solely of investment-grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment-grade issuer to make principal payments and interest payments compared to an investment-grade issuer. The principal amount of below-investment-grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below-investment-grade securities for financing. The current downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. As the national economy experiences the current economic downturn, resulting in decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below-investment-grade municipal issuers is likely to increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower-quality securities may have an adverse impact on the Acquiring Fund’s net asset value and the market value of its common shares. In addition, the Acquiring Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Acquiring Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Acquiring Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below-investment-grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Acquiring Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below-investment-grade municipal securities than the market for investment-grade municipal securities. The prices quoted by different dealers for below-investment-grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below-investment-grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below-investment-grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Acquiring Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Acquiring Fund’s net asset value.

Issuers of such below-investment-grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below-investment-grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below-investment-grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below-investment-grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below-investment-grade securities may adversely affect the Acquiring Fund’s net asset value. In addition, investments in below-investment-grade zero coupon bonds rather than income-bearing below-investment-grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates. Investments in lower rated or unrated securities may present special tax issues for the Acquiring Fund, including when the issuers of these securities default on their obligations pertaining thereto.

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Acquiring Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Acquiring Fund to reinvest in lower yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing the Acquiring Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Acquiring Fund primarily invests in longer-term municipal securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Acquiring Fund invested primarily in shorter-term municipal securities. In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features, in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration.

Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, the price of a bond with an effective duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield, and the price of a five-year duration bond will rise (fall) five percent for a one percent decrease (increase) in its yield. Greater sensitivity to changes in interest rates typically corresponds to higher volatility and higher risk.

Yield curve risk is the risk associated with either a flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. When market interest rates, or yields, increase, the price of a bond will decrease and vice versa. When the yield curve shifts, the price of the bond, which was initially based on the initial yield curve, will change in price. If the yield curve flattens, then the yield spread between long- and short-term interest rates narrows, and the price of the bond will change accordingly. If the bond is short-term and the yield decreases, the price of this bond will increase. If the yield curve steepens, this means that the spread between long- and short-term interest rates increases. Therefore, long-term bond prices, like the ones held by the Acquiring Fund, will decrease relative to short-term bonds. Changes in the yield curve are based on bond risk premiums and expectations of future interest rates.

Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment-grade-quality securities in response to changes in market interest rates. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed-income securities if interest rates increase as a result could negatively impact the Acquiring Fund’s net asset value.

Sector and Industry Risk.    The Acquiring Fund may invest a significant portion of its total assets in municipal securities in the same economic sector. This may make the Acquiring Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Acquiring Fund’s assets. In addition, the Acquiring Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, as well as private activity bonds, including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Acquiring Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Acquiring Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Reinvestment Risk.    Reinvestment risk is the risk that the income from the Acquiring Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the current earnings rate of the Fund’s portfolio. A decline in income could affect the ability of the Acquiring Fund to pay dividends on its common shares, as well as the common shares’ market price or overall returns.

Call Risk.    During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing the Acquiring Fund to reinvest in lower yielding securities.

Inverse Floating Rate Securities Risk/Leverage Risk.    Typically, inverse floating rate securities represent beneficial interests in TOB trusts that hold municipal bonds. In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Acquiring Fund to the risks of reduced or eliminated interest payments and losses of principal in respect of the underlying municipal bonds.

In the case of certain TOB trusts, neither the holders of the associated floating rate securities nor the TOB trust itself have recourse to the holder of the inverse floating rate securities for losses on the underlying municipal bonds. In that case, the risk of loss to the Acquiring Fund generally is limited to its investment in such securities. However, in certain circumstances and in the Sub-Adviser’s discretion, the Acquiring Fund may enter into a recourse arrangement with the liquidity provider to a TOB trust in the form of a separate shortfall and forbearance agreement by which the Acquiring Fund will agree to reimburse the liquidity provider for any amounts paid by it under the liquidity facility. The Acquiring Fund may enter into such recourse agreements: (1) when the liquidity provider to the TOB trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event that the underlying municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other amounts, upon termination of the TOB trust for the shortfall of the liquidation value of the bonds held in the trust relative to the amount of principal and unpaid interest due to the holders of floating rate securities. In such instances, the Acquiring Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying municipal bonds, which effectively leverages the Acquiring Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of otherwise comparable municipal bonds held on an unleveraged basis outside a TOB trust.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity provider has recourse to the Fund (a “recourse TOB trust”) to the extent that the value of the bonds deposited in the TOB trust may fall in value below the principal amount of the short-term floating rate securities issued by that trust. The inverse floating rate securities issued by such recourse TOB trusts may be highly leveraged. The structure and degree to which the Acquiring Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal bonds. An inverse floating rate security generally is considered highly leveraged if the ratio of (1) the principal amount of the short-term floating rate securities issued by the TOB trust to (2) the principal amount of that TOB trust’s inverse floating rate securities equals or exceeds 3:1. In the event of a significant decline in the value of an underlying municipal bond held in a recourse TOB trust, the Acquiring Fund may suffer losses in excess of the amount of its investment in the inverse floating securities (typically up to an amount equal to the outstanding face amount of such municipal bonds) as a result of liquidating the trust.

The Acquiring Fund’s investment in inverse floating rate securities will create effective leverage, used in pursuit of increased common share net income and returns. But such effective leverage could reduce common share income (such as if the interest rate paid on the short-term floating rate securities were to exceed the interest rate being received on the municipal bonds underlying the TOB trust, net of trust expenses, for a meaningful period of time), and could also diminish common share long-term returns (such as if the value of the municipal bonds underlying the TOB trust were to decline in value by more than any positive differential between the income being earned on those underlying bonds, net of trust expenses, relative to the interest being paid to the holders of the short-term floating rate securities issued by that trust).

The amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Acquiring Fund uses leverage because the advisory fees are calculated based on the Fund’s managed assets. This may create an incentive for the Adviser and/or the Sub-Adviser to leverage the Fund.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying municipal bonds deposited in the TOB trust.

The leverage attributable to inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for a fund (like the Acquiring Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Acquiring Fund may be required to sell its inverse floating rate securities at less than favorable prices or to liquidate other portfolio holdings in certain circumstances, including, but not limited to, the following:

•

If the Acquiring Fund has a need to reduce leverage by reducing or eliminating the amount of short-term floating rate securities issued by a TOB trust and the municipal bonds in the TOB trust are not actively trading due to adverse market conditions; or

•

If the value of an underlying municipal bond declines significantly (to a level below the notional value of the floating rate securities issued by the TOB trust) and if additional collateral has not been posted by the Acquiring Fund.

There is no assurance that the Acquiring Fund’s strategy of investing in inverse floating rate securities will be successful.

The Acquiring Fund’s use of leverage also creates incremental common share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if the Acquiring Fund were not leveraged, but it also can result in a greater decrease in net asset values in declining markets.

The Acquiring Fund’s use of leverage similarly can magnify the impact of changing market conditions on common share market prices. The leverage effects of TOB inverse floater holdings are included in the Acquiring Fund’s effective leverage values. The Acquiring Fund will pay (and shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the net asset value of the common shares. The Fund may in the future, based on its assessment of market conditions, increase or decrease its level of leverage or change the types of leverage employed. Such changes may impact net investment income and the market value of common shares. There can be no assurance that the Acquiring Fund will maintain the types or levels of leverage historically used by the Acquiring Fund prior to the Reorganizations or that the Acquiring Fund’s leverage strategy will be successful.

The Acquiring Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above. See “—Non-Principal Risks—Other Investment Companies Risk.” In addition, any investment by the Acquiring Fund in leveraged investment companies would magnify the Fund’s leverage risk.

As noted above, the amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Acquiring Fund uses financial leverage because the advisory fees are calculated based on the Fund’s managed assets—this may create an incentive for the Adviser and/or the Sub-Adviser to leverage the Fund.

Tender Option Bond Regulatory Risk.    The federal banking regulators, the SEC and the Commodity Futures Trading Commission (“CFTC”) in recent years have adopted rules and regulations that have impacted or may impact tender option bond trusts (referred to herein as “TOB trusts”) and securities issued by such trusts, including most notably the so-called “Volcker Rule,” added to the Bank Holding Company Act of 1956 with the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Volcker Rule places certain restrictions on the ability of any “banking entity” to sponsor, acquire interests in and engage in certain activities with a TOB trust. As a result, certain activities to support the remarketing of floating rate certificates undertaken by banking entities, in their role as remarketing agents or liquidity providers to TOB trusts, before the compliance date for the Volcker Rule are no longer permitted under the standard TOB trust structure. To be compliant with the Volcker Rule, the standard TOB trust structure has been modified since the rule’s adoption (1) to shift certain rights and responsibilities from the remarketing agent and liquidity provider to the owners of the inverse floating rate securities such as the Acquiring Fund itself, and (2) to change the way in which liquidity is provided to support remarketing of the floating rate securities. Holders of inverse floating rate securities, including the Acquiring Fund, may delegate many of these responsibilities to a third-party administrator, which would generate additional costs relative to the standard TOB trust structure. The total impact of these modifications remains to be fully seen, but the operational and structural changes associated with these modifications may make early unwinds of TOB trusts in adverse market scenarios more likely, may make the use of TOB trusts more expensive and, overall, may make it more difficult to use TOB trusts to effectively leverage municipal investments to the extent that the Acquiring Fund may desire. In addition, these modifications have raised or may raise other regulatory issues that may require further refinement to the structure, may impede the future use of TOB trusts as a means of financing leverage, or may increase future costs of TOB-based leverage.

Illiquid Securities Risk.    Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Acquiring Fund or at prices approximating the value at which the Fund is carrying the securities on its books from time to time.

Derivatives Risk.    The Acquiring Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Acquiring Fund’s use of derivatives is successful will depend on, among other things, if Nuveen Fund Advisors and Nuveen Asset Management correctly forecast market values, interest rates and other applicable factors. If Nuveen Fund Advisors and Nuveen Asset Management incorrectly forecast these and other factors, the investment performance of the Acquiring Fund will be unfavorably affected. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Acquiring Fund’s ability to successfully use derivative instruments.

Risk of Swaps and Swap Options.    The Acquiring Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Nuveen Asset Management not only of the referenced asset, rate or index, but also of the swap itself. If Nuveen Fund Advisors and/or Nuveen Asset Management is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Acquiring Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Acquiring Fund is subject to investment exposure on the notional amount of the swap. The Acquiring Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. In addition, the price at which the Acquiring Fund may close out such a two-party contract may not correlate with the price change in the underlying reference asset. Moreover, the Acquiring Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If the counterparty defaults, the Acquiring Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights.

The Acquiring Fund may write (sell) and purchase put and call swap options. When the Acquiring Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Acquiring Fund writes a swap option, upon exercise of the option the Acquiring Fund would become obligated according to the terms of the underlying agreement.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Acquiring Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Risk of Financial Futures and Options Transactions.    The Acquiring Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. The Acquiring Fund’s use of certain transactions to reduce risk involves costs and will be subject to Nuveen Asset Management’s ability to predict correctly changes in the relationships of such hedge instruments to the Acquiring Fund’s portfolio holdings or other factors. No assurance can be given that Nuveen Asset Management’s judgment in this respect will be correct. In addition, no assurance can be given that the Acquiring Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

There are certain risks associated with the use of financial futures and options to hedge investment portfolios. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged. Losses may be incurred in hedging transactions, which could reduce the portfolio gains that might have been realized if the hedging transactions had not been entered into. If the Acquiring Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the CFTC. If the Acquiring Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Acquiring Fund fails to complete the anticipated purchase transaction, the Acquiring Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. The cost of put options on debt securities or indexes effectively increases the cost of the securities subject to them, thereby reducing the yield otherwise available from these securities. If the Acquiring Fund decides to use futures contracts or options on futures contracts for hedging purposes, the Fund will be required to establish an account for such purposes with one or more CFTC-registered futures commission merchants (“FCMs”). A FCM could establish initial and maintenance margin requirements for the Acquiring Fund that are greater than those which would otherwise apply to the Fund under applicable rules of the exchanges and the CFTC. There can be no assurance that a liquid market will exist at a time when the Acquiring Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Hedging Risk.    The Acquiring Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s and/or the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Acquiring Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s and/or the Sub-Adviser’s judgment in this respect will be correct, and no assurance can be given that the Acquiring Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Acquiring Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Tax Risk.    To qualify for the favorable federal income tax treatment generally accorded to RICs, among other things, the Acquiring Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Acquiring Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Acquiring Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Acquiring Fund may be required to dispose of certain assets. If these relief provisions are not available to the Acquiring Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income (including its net capital gains) for such taxable year would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Acquiring Fund must consist of obligations exempt from regular federal income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Acquiring Fund exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of the Acquiring Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by the Acquiring Fund is normally not subject to regular federal income tax or the federal alternative minimum tax applicable to individuals, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the

Acquiring Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Acquiring Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-advantaged accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk.    The Acquiring Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset Management to be reliable) that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the Adviser nor the Sub-Adviser will independently verify that opinion. However, subsequent to the Acquiring Fund’s acquisition of such a municipal security, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Acquiring Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities.

Under highly unusual circumstances, the IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Acquiring Fund held such a bond, it might have to distribute taxable ordinary income dividends or to reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of assets or income from investment will be worth less in the future. As inflation increases, the real value of common shares and distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to common shareholders.

Insurance Risk.    The Acquiring Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. During and following the 2007–2009 financial crisis, certain significant providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration. Such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance should they be called upon to do so. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Fund Level Risks

Market Discount to Net Asset Value.    The market price of shares of closed-end investment companies may fluctuate and during certain periods trade at prices lower than net asset value. The Acquiring Fund cannot predict whether its common shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Acquiring Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the

Acquiring Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view the Acquiring Fund as a vehicle for trading purposes.

Investment and Market Risk.    An investment in the Acquiring Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the shares of the Acquiring Fund represents an indirect investment in the municipal securities owned by the Fund. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions, if applicable. In addition, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected by an economic downturn or prolonged recession. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Acquiring Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view the Acquiring Fund as a vehicle for trading purposes.

Other Risks

Economic and Political Events Risk.    The Acquiring Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the bonds’ creditworthiness and value.

Recent Market Conditions.    In response to the financial crisis, the United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In some countries where economic conditions are recovering, such countries are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy, including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may affect the value, volatility and liquidity of dividend and interest paying securities. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad, but there is a consensus that interest rates will continue to increase during the life of the Acquiring Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit” and which triggered a two-year period of negotiations on the terms of withdrawal. The formal notification to the European Council required under Article 50 of the Treaty on EU was made on March 29, 2017, following which the terms of exit were negotiated. On January 31, 2020, the UK formally withdrew from the EU. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage, remain subject to negotiation and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Acquiring Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Acquiring Fund’s investments. For example, the UK’s referendum decision to leave the EU resulted in the depreciation in value of the British pound, short-term declines in the stock markets and ongoing economic and political uncertainty concerning the consequences of the exit. Similar major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infections illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Acquiring Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Acquiring Fund’s service providers, including the Adviser and Sub-Adviser, rely, and could otherwise disrupt the ability of employees of the Acquiring Fund’s service providers to perform essential tasks on behalf of the Acquiring Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Acquiring Fund’s investments.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Legislation and Regulatory Risk.    At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Acquiring Fund, securities held by the Acquiring Fund or the issuers of such securities. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. Acquiring Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objectives.

For example, the Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the Commodity Futures Trading Commission (the “CFTC”) has released final rules under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear.

The SEC has indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Acquiring Fund. While the nature of any such regulations is uncertain at this time, it is possible that such regulations, if adopted, could limit the implementation of the Acquiring Fund’s use of derivatives, which could have an adverse effect on the Acquiring Fund.

Additionally, the Acquiring Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Acquiring Fund, from registration as a “commodity pool operator” under Rule 4.5 promulgated by the CFTC pursuant to its authority under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a “commodity pool operator.” As a result, the Acquiring Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Acquiring Fund’s positions in such investments may not exceed 5% of the liquidation value of the Acquiring Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Acquiring Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Acquiring Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Acquiring Fund does not continue to claim the exclusion, it would likely become subject to registration and regulation as a commodity pool operator. The Acquiring Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements.

Anti-Takeover Provisions.    The Acquiring Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

Potential Conflicts of Interest Risk.    Nuveen Fund Advisors and Nuveen Asset Management each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, Nuveen Fund Advisors and Nuveen Asset Management may provide investment management services to other funds and accounts that follow investment objectives similar to those of the Acquiring Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Nuveen Asset Management may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingled funds. Nuveen Fund Advisors and Nuveen Asset Management have each adopted policies and procedures designed to address such situations and other potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which Nuveen Fund Advisors and Nuveen Asset Management address such conflicts, please see the Reorganization SAI.

Non-Principal Risks

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation risk. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Market Disruption and Geopolitical Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war, pandemics and other geopolitical events. The Acquiring Fund cannot predict the effects of similar events in the future on the U.S. economy. Below-investment-grade securities tend to be more volatile than higher rated securities, meaning that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment-grade securities than on higher rated securities.

Borrowing Risk.    Borrowing may exaggerate changes in the net asset value of the Acquiring Fund’s common shares and may affect the Fund’s net income. When the Acquiring Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary.

Cybersecurity Risk.    Technology, such as the Internet, has become more prevalent in the course of business, and as such, the Acquiring Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Acquiring Fund and cause the Acquiring Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Acquiring Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Acquiring Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Acquiring Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Acquiring Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Acquiring Fund.

Certain Affiliations of the Fund.    Certain broker-dealers may be considered to be affiliated persons of the Acquiring Fund, the Adviser, the Sub-Adviser, Nuveen and/or TIAA. Absent an exemption from the SEC or other regulatory relief, the Acquiring Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Acquiring Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Counterparty Risk.    Changes in the credit quality of the companies that serve as the Acquiring Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Acquiring Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Acquiring Fund may sustain losses or be unable to liquidate a derivatives position.

Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty.    The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Acquiring Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing broker because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Acquiring Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Other Investment Companies Risk.    An investment in the securities of another investment company will expose the Acquiring Fund to the risks of investing in the securities held in such other investment company’s portfolio. In addition, Acquiring Fund shareholders will bear their proportionate share of the fees and expenses of such other investment company in addition to the fees and expenses of the Fund. The securities of other investment companies may also be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

Each Target Fund’s Board has approved the Reorganization of its Target Fund as part of an ongoing initiative to streamline Nuveen’s municipal closed-end fund line-up and eliminate overlapping products. Nuveen Fund Advisors recommended the Reorganizations because each Target Fund was launched in 2009 in order to take advantage of investment opportunities presented by the financial crisis of 2008, but has been unable to achieve sufficient scale. Each Target Fund’s Board considered the Reorganization of its Target Fund in connection with this initiative and determined that the Reorganization would be in the best interests of the Target Fund.

Based on information provided by Nuveen Fund Advisors, each Target Fund’s Board believes that the Reorganization of its Target Fund may benefit common shareholders of the Target Fund in a number of ways, including, among other things:

•	The potential for higher common share net earnings due in part to operating economies from the combined fund’s greater scale;

•

The combined fund’s larger asset base and geographically diverse national portfolio is expected to offer Target Fund shareholders the potential for a higher annual distribution rate, on a state tax-adjusted basis, as shareholders of the combined fund following the Reorganizations;

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•	The potential for a narrower trading discount as a result of the Acquiring Fund’s shares trading at a discount that is historically lower than that of each Target Fund;

•	Increased portfolio flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s broader national mandate; and

•

Lower net operating expenses, as certain fixed costs are spread over a larger asset base and a lower effective management fee rate for shareholders of the combined fund due to breakpoints in the Acquiring Fund’s fund-level management fee schedule.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund may benefit in the near term from a modest increase in operating efficiencies and may also experience modest secondary market benefits due to increased scale.

The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In addition, the closing of each Reorganization is contingent upon the closing of both of the Reorganizations. Because the closing of the Reorganizations is contingent upon both Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Target Fund’s Reorganization will not occur, even if your Target Fund obtains the requisite shareholder approval and satisfies all of its closing conditions, if the other Target Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the Reorganizations are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to its Reorganization proposal or continuing to operate the Target Fund as a stand-alone fund.

Terms of the Reorganizations

General.    The Agreement and Plan of Reorganization by and among the Acquiring Fund and each Target Fund (the “Agreement”), in the form attached as Appendix A to this Joint Proxy Statement/Prospectus, provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (2) the pro rata distribution of the newly issued Acquiring Fund common shares received by each Target Fund to its common shareholders as part of the liquidation, dissolution and termination of the Target Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be distributed to the Target Funds’ common shareholders in connection with the Reorganizations and, in lieu of such fractional shares, the Target Funds’ common shareholders entitled to receive a fractional share will receive cash in an amount equal to a pro rata share of the proceeds from the sale by the Acquiring Fund’s transfer agent of the aggregated fractional shares in the open market (as described further below), which may be higher or lower than net asset value. As a result of the Reorganizations, the assets of the Acquiring Fund and the Target Funds would be combined, and the shareholders of the Target Funds would become shareholders of the Acquiring Fund. The Acquiring Fund will be the accounting survivor of the Reorganizations.

The closing date is expected to be on or about January 11, 2021, or such other date as the parties may agree (the “Closing Date”). Following the Reorganizations, each Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The aggregate net asset value, as of the Valuation Time (as defined below), of the Acquiring Fund common shares received by each Target Fund in connection with the Reorganizations will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time. See “—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds” for a description of the rights of Acquiring Fund common shareholders. However, no fractional Acquiring Fund common shares will be distributed to the Target Funds’ common shareholders in connection with the Reorganizations. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to the Target Funds’ shareholders as of the closing and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, Target Fund shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets at the effective time of the Reorganizations. As a result of the Reorganizations, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations and thus, common shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or a Target Fund individually.

Valuation of Assets and Liabilities.    If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of each Target Fund’s assets will be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as will be mutually agreed upon by the parties.

Distributions.    Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if a Target Fund has undistributed net investment income or undistributed net capital gains, such Target Fund is required to declare a distribution, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement; however, the Acquiring Fund may declare a distribution prior to the closing, which would result in the distribution of a portion of its undistributed net investment income to its shareholders. Consequently, Target Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than a Target Fund’s undistributed net investment income and undistributed realized net capital gains immediately preceding the distributions described above, if any. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Reorganizations is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Reorganizations.

Amendments.    Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the receipt of shareholder approval of the Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to a Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement, the closing of the Reorganizations is subject to the satisfaction or waiver (if permissible) of the following closing conditions: (1) the requisite approval by the shareholders of each Target Fund of the proposal with respect to the Target Fund’s Reorganization in this Joint Proxy Statement/Prospectus, (2) each Fund’s receipt of an opinion substantially to the effect that its Reorganization(s) will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganizations”), (3) the absence of legal proceedings challenging the Reorganizations, and (4) the Funds’ receipt of certain customary certificates and legal opinions.

Termination.    The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, a Fund may at its option terminate the Agreement at or before the closing due to: (1) a breach by any other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (3) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganizations

Based on the considerations described below, the Board of Trustees of each Target Fund (each, a “Target Board” and collectively, the “Target Boards”), all of whom are not “interested persons,” as defined in the 1940 Act, and the Board of Trustees of the Acquiring Fund (the “Acquiring Board” and together with the Target Boards, the “Boards” and each individually, a “Board”), all of whom are not “interested persons,” as defined in the 1940 Act, have each determined that its Fund’s Reorganization(s) would be in the best interests of its Fund and that the interests of the existing shareholders of its Fund would not be diluted as a result of such Reorganization(s). At a meeting held on August 4-6, 2020 (the “Meeting”), each Board approved its Fund’s Reorganization(s) and each Target Board recommended that shareholders of its Target Fund approve the Reorganization involving such Target Fund.

At and prior to the Meeting, including at previous meetings, the Adviser made presentations and provided the Boards with information relating to the proposed Reorganizations and alternatives to the proposed Reorganizations. Prior to approving the Reorganizations, each Board reviewed the foregoing information with its independent legal counsel and with management, reviewed with independent legal counsel applicable law and its duties in considering such matters and met with independent legal counsel in private sessions without management present. Based on the foregoing, the Boards considered the following factors (as applicable), among others, in approving the Reorganizations and, with respect to each Target Board, recommending that shareholders of its Target Fund approve the Reorganization involving such Target Fund:

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	the consistency of portfolio management;

•	the larger asset base of the combined fund as a result of the Reorganizations and the effect of the Reorganizations on fees and expense ratios;

•	the potential for improved secondary market trading with respect to common shares;

•	the anticipated federal income tax-free nature of the Reorganizations;

•	the expected costs of the Reorganizations;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of the shareholders of the applicable Funds;

•	the effect of the Reorganizations on shareholder rights;

•	alternatives to the Reorganizations; and

•	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks.    Based on the information presented, the Boards noted that, as municipal funds, the Funds’ investment objectives and policies share certain similarities, but there are also certain key differences. The Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax. In addition, the Acquiring Fund does not invest in municipal securities, the income from which is subject to the federal alternative minimum tax applicable to individuals. In contrast, each Target Fund is a state-specific municipal fund that seeks to provide current income exempt from regular federal income tax and the income tax of a single state. Each Board considered the impact of the Reorganizations on its Fund’s portfolio, including any shifts in credit quality, yield and state allocations, and observed that the Acquiring Fund was significantly larger than the Target Funds. The Target Boards noted that the Target Funds were launched in 2009 in order to take advantage of investment opportunities presented by the financial crisis of 2008, but that they had been unable to achieve sufficient scale. Further, in comparison to the Target Funds, the Target Boards recognized the greater portfolio flexibility afforded by the significantly larger asset base of the combined fund and the Acquiring Fund’s broader national mandate;

however, each Target Board also recognized that Target Fund shareholders would lose the benefit of state tax exemption as a result of the applicable Reorganization. Moreover, the Target Boards noted that the combined fund’s larger asset base and geographically diverse national portfolio may offer Target Fund shareholders the potential for a higher annual distribution rate, on a state tax-adjusted basis, as shareholders of the combined fund following the Reorganizations. In addition, the Target Boards also noted the potential for higher common share net earnings due to, among other things, operating economies from the combined fund’s greater scale. With respect to the Acquiring Fund, the Acquiring Board considered that based on information provided by the Adviser, the Acquiring Fund may benefit in the near term from a modest increase in operating efficiencies. With respect to principal investment risks, while the principal risks of an investment in each Fund would be similar in certain respects because each Fund invests primarily in municipal securities and other investments the income from which is exempt from regular federal income taxes, the differences relating to the Funds’ investment objectives and policies would affect the comparative risk profiles. For example, each Target Fund is subject to single state risk while the Acquiring Fund is not.

Consistency of Portfolio Management.    Each Fund has the same investment adviser and sub-adviser, but the portfolio manager of the Acquiring Fund is different from the portfolio manager of the Target Funds, and the portfolio manager of the Acquiring Fund will continue to manage the combined fund upon completion of the Reorganizations. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have greater net assets and the same investment adviser and sub-adviser.

Larger Asset Base of the Combined Fund; Effect of the Reorganizations on Fees and Expense Ratios.    The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the combined fund following the Reorganizations). It is anticipated that the Funds will benefit from the larger asset size as fixed costs are shared over a larger asset base. In this regard, the Target Boards noted that it was expected that the net operating expenses per common share of the combined fund would be lower than those of each Target Fund prior to the closing of the Reorganizations. Further, the Target Boards noted that the Reorganizations were expected to result in a lower effective management fee rate for Target Fund shareholders due to breakpoints in the Acquiring Fund’s fee schedule.

Potential for Improved Secondary Market Trading.    While it is not possible to predict trading levels following the Reorganizations, the Target Boards noted that the Reorganizations are being proposed, in part, to seek to enhance the secondary trading market for the common shares with respect to the Target Funds. The Target Boards considered that, relative to the Target Funds, the combined fund’s greater share volume may result in greater secondary market liquidity and improved secondary market trading for common shares after the Reorganizations, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. In addition, based on information provided by the Adviser, the Target Boards considered the potential for a narrower trading discount, relative to the Target Funds, as a result of the Acquiring Fund’s shares trading at a discount that has been historically lower than that of the Target Funds; however, the Target Boards recognized that the past trading record of the shares of the Acquiring Fund may not necessarily be indicative of how the shares of the combined fund will trade in the future and there is no guarantee that the shares of the combined fund would have a narrower trading discount than that of either Target Fund. Further, with respect to the Acquiring Fund, the Acquiring Board noted that such Fund may experience modest secondary market benefits due to increased scale.

Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards.    Each Reorganization will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions and exclusions). In addition, the Boards considered the impact of the Reorganizations on any estimated capital loss carryforwards of the Funds and applicable limitations of federal income tax rules.

Expected Costs of the Reorganizations.    The Boards considered the terms and conditions of the Reorganizations, including the estimated costs associated with the Reorganizations and the allocation of such costs among the Funds.

Terms of the Reorganizations and Impact on Shareholders.    The terms of the Reorganizations are intended to avoid dilution of the interests of the existing shareholders of the applicable Funds. In this regard, each Target Board considered that each holder of common shares of its Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. However, no fractional common shares of the Acquiring Fund will be distributed to the Target Funds’ common shareholders in connection with the Reorganizations. In lieu of such fractional shares, the Target Funds’ common shareholders will receive cash.

In conjunction with the issuance of additional shares of the Acquiring Fund as described above, the Acquiring Board considered that the Acquiring Fund would receive additional assets and liabilities as a result of each Reorganization.

Effect on Shareholder Rights.    The Boards considered that each Fund is organized as a Massachusetts business trust. In this regard, with respect to each Target Fund, there will be no change to shareholder rights under state statutory law.

Alternatives. The Target Boards considered various alternatives to the Reorganizations, including liquidating the Target Funds and merging the Target Funds into an open-end fund. In considering liquidation, the Target Boards took into account, among other things, that such alternative would be a taxable event and could be potentially disruptive to long-term shareholders. In evaluating the Reorganizations, the Target Boards considered, among other things, the Adviser’s view that combining the Target Funds with a larger closed-end municipal fund with a national mandate was an attractive alternative in light of certain potential benefits to shareholders of the Target Funds, as outlined above.

Potential Benefits to Nuveen Fund Advisors and Affiliates.    The Boards recognized that the Reorganizations may result in some benefits and economies of scale for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of each Target Fund as a separate fund in the Nuveen complex.

Conclusion. Each Board approved the Reorganization(s) involving its Fund, concluding that each such Reorganization is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of the respective Reorganization(s).

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of April 30, 2020. The table reflects pro forma exchange ratios of approximately 0.91749619 and 0.91243652 common shares of the Acquiring Fund issued for each common share of New Jersey Municipal Value and Pennsylvania Municipal Value, respectively. If the Reorganizations are consummated, the actual exchange ratios may vary.

	New Jersey Municipal Value	Pennsylvania Municipal Value	Acquiring Fund	Pro Forma Adjustments		Nuveen AMT-Free Municipal Value Fund Pro Forma(1)
Common Shareholders’ Equity:
Common Shares, $0.01 par value per share; 1,530,856 shares outstanding for New Jersey Municipal Value, 1,219,154 shares outstanding for Pennsylvania Municipal Value, 15,516,082 shares outstanding for the Acquiring Fund, and 18,033,034 for the Nuveen AMT-Free Municipal Value Fund Pro Forma	$15,309	$12,192	$155,161	$(2,332	)(2)	$180,330
Paid-in surplus	21,905,922	17,447,731	229,910,880	(442,668	)(3)	268,821,865
Total distributable earnings	263,237	223,868	14,632,539	(66,229	)(4)	15,053,415

Net assets applicable to common shares	$22,184,468	$17,683,791	$244,698,580	(511,229)		284,055,610

Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$14.49	$14.50	$15.77			$15.75
Authorized shares: Common	Unlimited	Unlimited	Unlimited			Unlimited

(1)

The pro forma balances are presented as if the Reorganizations were effective as of April 30, 2020, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about January 11, 2021, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganizations.

(2)

Assumes the issuance of 1,404,550 and 1,112,402 Acquiring Fund common shares in exchange for the net assets of New Jersey Municipal Value and Pennsylvania Municipal Value, respectively. These numbers are based on the net asset value of the Acquiring Fund and the Target Funds as of April 30, 2020, adjusted for estimated Reorganization costs and the effect of distributions, where applicable.

(3)

Includes the impact of estimated total Reorganization costs of $445,000, which are currently expected to be allocated among New Jersey Municipal Value, Pennsylvania Municipal Value and the Acquiring Fund in the amounts of $60,000, $95,000 and $290,000, respectively.

(4)	Assumes that Pennsylvania Municipal Value will make accumulated net realized gain distributions of $66,229 to its shareholders prior to the Reorganization.

Expenses Associated with the Reorganizations

The Funds, and indirectly their common shareholders, will bear the costs of the Reorganizations whether or not the Reorganizations are consummated. The allocation of the costs of the Reorganizations to the Funds is based on the projected relative benefits of the Reorganizations, based on forecasted increases to net earnings, if any, to Fund shareholders following the Reorganizations. The costs of the Reorganizations are estimated to be $445,000. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganizations. Based on the projected relative benefits to each Fund, New Jersey Municipal Value is expected to be allocated approximately $60,000, Pennsylvania Municipal Value is expected to be allocated approximately $95,000 and the Acquiring Fund is expected to be allocated approximately $290,000 of expenses in connection with the Reorganizations. If the Reorganizations are not consummated for any reason, including because the requisite shareholder approvals are not obtained, the Funds and indirectly their common shareholders, will still bear the costs of the Reorganizations.

The Target Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $7,500 per Target Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Target Funds, shareholders do not have dissenters’ rights of appraisal with respect to the Reorganizations.

Material Federal Income Tax Consequences of the Reorganizations

As a non-waivable condition to each Fund’s obligation to consummate the Reorganizations, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to its Reorganization(s) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the pro rata distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.

No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

3.

No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.

No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares, except to the extent the Target Fund’s common shareholders receive cash in lieu of a fractional Acquiring Fund common share.

5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.

The holding period of the Acquiring Fund shares received by a Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or non-U.S. tax issues of any kind.

Each opinion will be based on certain factual representations and customary assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization that is the subject of such opinion may not qualify as tax-free reorganization for federal income tax purposes, and the Target Fund involved in such Reorganization and Target Fund shareholders may recognize taxable gain or loss as a result of that Reorganization.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganizations occur but the IRS or the courts determine that a Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund involved in such Reorganization would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of that Target Fund would recognize taxable gain or loss equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

If a Target Fund common shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund common shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if the Target Fund shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the Valuation Time, each Target Fund will declare a distribution to its common shareholders, which, together with all other distributions to its common shareholders made with respect to the taxable year in which the Reorganizations occur and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date of the Reorganizations. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares.

After the Reorganizations, the combined fund’s ability to use a Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. However, the effect of these potential limitations will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations.

As of October 31, 2019, the Acquiring Fund’s tax year end, the Acquiring Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. The capital loss carryforwards are not subject to expiration.

Not subject to expiration
Short-Term	$26,821
Long-Term	$—

Total	$26,821

As of February 29, 2020, New Jersey Municipal Value’s tax year end, New Jersey Municipal Value had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. The capital loss carryforwards are not subject to expiration.

Not subject to expiration
Short-Term	$52,303
Long-Term	$27,713

Total	$80,016

As of February 29, 2020, Pennsylvania Municipal Value’s tax year end, Pennsylvania Municipal Value did not have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

In addition, the shareholders of the Target Funds will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund. To the extent the Acquiring Fund sells portfolio investments after the Reorganizations, the Acquiring Fund may recognize gains or losses, which also may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganizations). As a result, shareholders of the Target Funds and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including, without limitation, the federal, state, local and non-U.S. tax consequences with respect to the foregoing matters and any other considerations that may be applicable to them.

Shareholder Approval

With respect to each Reorganization, the Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding common shares entitled to vote on the matter.

Abstentions and broker non-votes will not be voted but have the same effect as a vote against the approval of the Reorganization. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter.

The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In addition, the closing of each Reorganization is contingent upon the closing of both of the Reorganizations. Because the closing of the Reorganizations is contingent upon each Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Target Fund’s Reorganization will not occur, even if your Target Fund obtains the requisite shareholder approval and satisfies all of its closing conditions, if the other Target Fund or the Acquiring Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the Reorganizations are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to its Reorganization proposal or continuing to operate the Target Fund as a stand-alone fund.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General

As a general matter, the common shares of the Acquiring Fund and the Target Funds have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their Fund and have no preemptive, conversion or exchange rights, except as the Trustees may authorize, or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share entitles its holder to a proportional fractional vote. Furthermore, the provisions set forth in each Fund’s declaration of trust and by-laws include, among other things, similar anti-takeover provisions as described under “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust and by-laws is on file with the SEC and may be obtained as described on page iv.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganizations are consummated, the Acquiring Fund will issue additional common shares on the Closing Date to each Target Fund based on the relative per share net asset value of the Acquiring Fund and the aggregate net assets of each Target Fund that are transferred in connection with the Reorganizations, in each case as of the Valuation Time.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Summary Description of Massachusetts Business Trusts.”

Distributions

As a general matter, each Fund has a monthly distribution policy and each Fund seeks to maintain a stable level of distributions. Each Fund’s current policy, which may be changed by its Board, is to make regular monthly cash distributions to holders of its common shares at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Fund.

The Acquiring Fund’s ability to maintain a level dividend rate will depend on a number of factors. The net income of the Acquiring Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. At least annually, the Acquiring Fund also intends to effectively distribute net capital gains and ordinary taxable income, if any. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders will include their share of the retained net capital gains in their income for the year as a long-term capital gain (regardless of their holding period in the shares) and will be entitled to a federal income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund” below and “Federal Income Tax Matters” in the Reorganization SAI.

Dividend Reinvestment Plan

Generally, the terms of the dividend reinvestment plan (each, a “Plan”) for the Acquiring Fund and the Target Funds are identical. Under the Acquiring Fund’s Plan, if your common shares are registered directly with the Fund or if you hold your common shares with a brokerage firm that participates in the Plan, your distributions, including any capital gain distributions, will automatically be reinvested in additional common shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by the dividend paying agent. State Street Bank and Trust Company serves as the plan agent (the “Plan Agent”) under the Plan. The federal income tax consequences of a distribution are the same regardless of whether such distribution is reinvested or received in cash.

Under the Plan, the number of common shares you will receive will be determined as follows:

(1)	If common shares are trading at or above net asset value, at the then-current market price; or

(2)

If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments; or

(3)

If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Acquiring Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Upon a sale of your shares, the Acquiring Fund (or its administrative agent) may be required to report to the IRS and furnish to you cost basis and holding period information for the Acquiring Fund’s shares purchased on or after January 1, 2012 (“covered shares”).

For shares of the Acquiring Fund held in the Plan, you are permitted to elect from among several permitted cost basis methods. In the absence of an election, the Plan will use first-in first-out methodology for tracking and reporting your cost basis on covered shares as its default cost basis method. The cost basis method you use may not be changed with respect to a sale of shares after the settlement date of the sale. You should consult with your tax advisors to determine the best permitted cost basis method for your tax situation and to obtain more information about how the cost basis reporting rules apply to you.

Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due on such dividends and distributions.

If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing to Computershare, P.O. Box 505000, Louisville, Kentucky 40233-5000, or by calling (800) 257-8787.

Common Share Price Data

The following tables show for the periods indicated: (1) the high and low sales prices for common shares reported as of the end of the day on the NYSE, (2) the high and low net asset values of the common shares, and (3) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

Fiscal Quarter Ended	Acquiring Fund
	Market Price		Net Asset Value		Premium/(Discount)
	High	Low	High	Low	High	Low
July 2020	$16.33	$14.44	$17.04	$15.89	(4.17)%	(9.13)%
April 2020	$16.85	$13.08	$17.59	$14.82	(3.30)%	(18.35)%
January 2020	$17.02	$16.21	$17.29	$16.77	1.31%	(4.83)%
October 2019	$18.10	$16.26	$17.16	$16.77	5.79%	(3.39)%
July 2019	$18.09	$16.15	$16.81	$16.48	8.19%	(2.00)%
April 2019	$16.35	$15.72	$16.45	$16.06	(0.12)%	(2.74)%
January 2019	$15.86	$14.50	$16.13	$15.83	(1.00)%	(8.63)%
October 2018	$15.41	$14.32	$16.31	$15.87	(5.46)%	(9.82)%
July 2018	$15.85	$15.34	$16.42	$16.25	(2.89)%	(6.04)%
April 2018	$16.40	$15.68	$16.51	$16.22	(0.61)%	(3.77)%
January 2018	$18.48	$16.27	$17.16	$16.53	9.90%	(1.81)%

Fiscal Quarter Ended	New Jersey Municipal Value
	Market Price		Net Asset Value		Premium/(Discount)
	High	Low	High	Low	High	Low
August 2020	$14.09	$12.47	$15.50	$14.87	(8.53)%	(17.03)%
May 2020	$14.23	$10.84	$15.94	$13.66	(10.50)%	(26.41)%
February 2020	$14.25	$13.64	$15.92	$15.43	(9.00)%	(12.31)%
November 2019	$13.94	$13.33	$15.68	$15.34	(10.03)%	(13.55)%
August 2019	$14.25	$13.28	$15.68	$15.29	(7.23)%	(13.43)%
May 2019	$13.95	$13.00	$15.32	$14.80	(8.64)%	(13.20)%
February 2019	$13.18	$12.17	$14.84	$14.61	(11.07)%	(17.38)%
November 2018	$12.95	$12.29	$15.15	$14.54	(13.76)%	(16.95)%
August 2018	$13.27	$12.89	$15.26	$15.12	(12.80)%	(15.31)%
May 2018	$13.77	$13.05	$15.25	$15.04	(9.23)%	(13.72)%

Fiscal Quarter Ended	Pennsylvania Municipal Value
	Market Price		Net Asset Value		Premium/(Discount)
	High	Low	High	Low	High	Low
August 2020	$15.30	$13.35	$15.27	$14.99	0.86%	(11.30)%
May 2020	$14.97	$11.13	$15.66	$13.75	(4.32)%	(23.80)%
February 2020	$16.30	$14.16	$15.65	$15.20	5.46%	(6.90)%
November 2019	$14.90	$13.63	$15.44	$15.17	(3.50)%	(10.15)%
August 2019	$15.68	$13.57	$15.44	$15.14	1.69%	(10.76)%
May 2019	$14.00	$13.10	$15.17	$14.74	(6.10)%	(11.13)%
February 2019	$13.28	$12.12	$14.76	$14.48	(9.51)%	(16.82)%
November 2018	$13.58	$12.30	$14.81	$14.43	(8.31)%	(14.98)%
August 2018	$14.07	$13.56	$14.88	$14.78	(5.38)%	(8.44)%
May 2018	$15.15	$13.71	$14.88	$14.68	2.36%	(7.30)%

On September 8, 2020, the closing sale prices of the Acquiring Fund, New Jersey Municipal Value and Pennsylvania Municipal Value common shares were $16.15, $13.98 and $14.45, respectively. These prices represent discounts to net asset value for the Acquiring Fund, New Jersey Municipal Value and Pennsylvania Municipal Value of (4.72)%, (8.63)% and (4.24)%, respectively.

Common shares of each Fund have historically traded at a discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Reorganizations, or what the extent of any such premium or discount might be.

Affiliated Brokerage and Other Fees

None of the Acquiring Fund or the Target Funds paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Funds or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Funds, the Adviser, or the Sub-Adviser of such Fund.

During the last fiscal year, none of the Acquiring Fund or the Target Funds made any material payments to the Adviser or Sub-Adviser or any affiliated person of the Adviser or Sub-Adviser for services provided to the Fund (other than pursuant to the Fund’s Investment Management Agreement).

Summary Description of Massachusetts Business Trusts

The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s governing documents. This summary does not purport to be complete, and we refer you to applicable Massachusetts law and each Fund’s governing documents.

General.    Each Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust and related governing documents.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust, by-laws and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust of each Fund contains such provisions.

The Funds

Each Fund is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under the declaration of trust of each Fund, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The by-laws of each Fund provide that each shareholder of the Fund, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to be bound by the terms of the Fund’s governing documents. The Funds’ declaration of trusts are substantially the same, and the Funds have adopted the same by-laws. The following is a summary of some of the key provisions of the Funds’ governing documents.

Shareholder Voting. The declaration of trust of each Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted on by the 1940 Act. The declaration of trust of each Fund provides that each whole share of the Fund is entitled to one vote on any matter on which it is entitled to vote and each fractional share is entitled to a proportional fractional vote.

The by-laws of each Fund provide that the holders of a majority (more than 50%) of the shares of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. The declaration of trust of each Fund provides that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except for the election of trustees and as otherwise required by the 1940 Act, the declaration of trust or the by-laws. With respect to the election of trustees, each Fund’s by-laws provide that the affirmative vote of a majority (more than 50%) of the shares outstanding and entitled to vote is required to elect trustees in a “contested election” (i.e., an election in which the number of trustees nominated exceeds the number of trustees to be elected), but that a plurality vote applies in an uncontested election.

The by-laws of each Fund provide that a shareholder who obtains beneficial ownership of common shares in a “Control Share Acquisition” shall have the same voting rights as other common shares only to the extent authorized by shareholders. Such authorization shall require the affirmative vote of the holders of a majority (more than 50%) of the shares of the Fund entitled to vote in the election of trustees excluding Interested Shares. Interested Shares include shares held by Fund officers and any person who has acquired common shares in a Control Share Acquisition (the “Control Share Provisions”). The by-laws define a “Control Share Acquisition,” subject to various conditions and exceptions, generally to mean an acquisition of common shares that would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power, but for the Control Share Provisions, in the election of trustees in any one of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. For this purpose, all common shares acquired by a person within ninety days before or after the date on which such person acquires shares that result in a Control Share Acquisition, and all common shares acquired by such person pursuant to a plan to make a Control Share Acquisition, shall be deemed to have been acquired in the same Control Share Acquisition. Subject to various conditions and procedural requirements, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may request a vote of shareholders to approve the authorization of voting rights of such shareholder with respect to such shares.

Shareholder Meetings. Meetings of shareholders may be called by the trustees and must be called upon the written request of shareholders entitled to cast at least 10% of all votes entitled to be cast at the meeting. Shareholder requests for special meetings are subject to various requirements under each Fund’s by-laws, including as to the specific form of, and information required in, a shareholder’s request to call such a meeting. A shareholder may request a special meeting only to act on a matter upon which such shareholder is entitled to vote, and shareholders may not request special meetings for the purpose of electing trustees.

The by-laws of each Fund authorize the trustees or the chair of a shareholder meeting to adopt rules, regulations and procedures appropriate for the proper conduct of the meeting, which may include (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on by the shareholders present or represented at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at and participation in the meeting by shareholders, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; (vi) limitations on the time allotted to questions or comments by shareholders; and (vii) the extent to which, if any, other participants are permitted to speak.

The by-laws of each Fund establish qualification criteria applicable to prospective trustees and generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at a meeting of shareholders. Any notice by a shareholder must be accompanied by certain information as required by the by-laws. No shareholder proposal will be considered at any meeting of shareholders of a Fund if such proposal is submitted by a shareholder who does not satisfy all applicable requirements set forth in the by-laws.

Election and Removal of Trustees. The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee. The by-laws of each Fund establish qualification requirements applicable to any person who is recommended, nominated, elected, appointed, qualified or seated as a trustee.

Pursuant to each Fund’s by-laws, the Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. The board structure of the Acquiring Fund will remain in place following the closing of the Reorganization.

Issuance of Shares. Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Governing Documents. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares entitled to vote, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class. Each Fund’s by-laws may be amended or repealed, or new by-laws may be adopted, by a vote of a majority of the trustees. The by-laws of each Fund may not be amended by shareholders.

Shareholder, Trustee and Officer Liability. The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, each declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, each declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from such trustee’s, officer’s or employee’s bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duties involved in the conduct of his or her office. Each declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each declaration of trust provides that the trustees may rely in good faith on expert advice.

Forum Selection. Each Fund’s by-laws provide that, unless the Fund consents in writing to the selection of an alternative forum, and except for certain claims brought under the federal securities laws, the sole and exclusive forum for any shareholder or group of shareholders to bring (i) any derivative action or proceeding brought on behalf of the Fund, (ii) any action asserting a claim for breach of any duty owed by a trustee or officer or other employee of a Fund to the Fund or to the Fund’s shareholders, (iii) any action asserting a claim arising pursuant to Massachusetts business trust law or the Fund’s governing documents, and (iv) any other action asserting a claim governed by the internal affairs doctrine, shall be within the United States District Court for the District of Massachusetts (Boston Division) or, to the extent such court does not have jurisdiction, the Business Litigation Session of the Massachusetts Superior Court in Suffolk County. Each Fund’s by-laws further provide that in any such covered action there is no right to a jury trial and the right to a jury trial is expressly waived to the fullest extent permitted by law.

Derivative and Direct Claims of Shareholders. Each Fund’s by-laws contain provisions regarding derivative and direct claims of shareholders. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a derivative action in the right of or name of or on behalf of the trust. Under the Massachusetts statute, a shareholder whose demand has been refused by the trustees may bring the claim only if the shareholder demonstrates to a court that the trustees’ decision not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The by-laws of each Fund largely incorporate the substantive elements of the Massachusetts statute and establish procedures for shareholders to bring derivative actions and for the Board to consider shareholder demands that the Fund commence a suit. In addition, the by-laws of each Fund distinguish direct actions from derivative claims and prohibit the latter from being brought directly by a shareholder.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

General

The Funds’ investment objectives and policies share many similarities; however, there are certain key differences. The Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax. In contrast, each Target Fund is a state-specific municipal fund that seeks to provide current income exempt from regular federal income tax and the income tax of a single state.

The Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Acquiring Fund’s secondary investment objective is to enhance portfolio value and total return. The Acquiring Fund seeks to achieve its investment objective by investing in a portfolio of municipal securities, a significant portion of which Nuveen Asset Management believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Under normal circumstances and as a fundamental policy, the Acquiring Fund will invest at least 80% of its Assets in municipal securities or other related investments, the income from which is exempt from regular federal income tax. Generally, the Acquiring Fund expects to be fully invested (at least 95% of its assets) in such municipal securities. The Acquiring Fund will not invest in municipal securities, the income from which is subject to the federal alternative minimum tax applicable to individuals.

New Jersey Municipal Value’s primary investment objective is to provide current income exempt from regular federal and New Jersey income taxes. New Jersey Municipal Value’s secondary investment objective is to enhance portfolio value and total return. Under normal circumstances and as a fundamental policy, New Jersey Municipal Value will invest at least 80% of its net assets in municipal securities, the income from which is exempt from regular federal and New Jersey income taxes.

Pennsylvania Municipal Value’s primary investment objective is to provide current income exempt from regular federal and Pennsylvania income taxes. Pennsylvania Municipal Value’s secondary investment objective is to enhance portfolio value and total return. Under normal circumstances and as a fundamental policy, Pennsylvania Municipal Value will invest at least 80% of its net assets in municipal securities, the income from which is exempt from regular federal and Pennsylvania income taxes.

Unlike the Acquiring Fund, each Target Fund may invest up to 20% of its net assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

Because New Jersey Municipal Value and Pennsylvania Municipal Value invest primarily in New Jersey and Pennsylvania municipal securities, respectively, they are subject to economic, political and other risks of a single state. However, the Acquiring Fund, which may invest in municipal securities of any U.S. state or territory, is not subject to similar single state risk. As shareholders of the combined fund following the Reorganizations, New Jersey Municipal Value shareholders would lose the benefit of the New Jersey state tax exemption, and Pennsylvania Municipal Value shareholders would lose the benefit of the Pennsylvania state tax exemption.

Note that (1) each Fund’s investment objectives; (2) the Acquiring Fund’s policy to invest, under normal circumstances, at least 80% of its Assets in municipal securities or other related investments, the income from which is exempt from regular federal income tax; (3) New Jersey Municipal Value’s policy to invest, under normal circumstances, at least 80% of its net assets in municipal securities, the income from which is exempt from regular federal and New Jersey income taxes; and (4) Pennsylvania Municipal Value’s policy to invest, under normal circumstances, at least 80% of its net assets in municipal securities, the income from which is exempt from regular federal and Pennsylvania income taxes, are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common shares. The term “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person (including virtually) or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Investment Policies of the Acquiring Fund

Under normal circumstances and as a fundamental policy, the Acquiring Fund will invest at least 80% of its Assets in municipal securities or other related investments, the income from which is exempt from regular federal income tax. Generally, the Acquiring Fund expects to be fully invested (at least 95% of its assets) in such municipal securities and will not invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

Under normal circumstances:

•

The Acquiring Fund will invest at least 80% of its net assets in investment grade securities. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by Nuveen Asset Management, the Fund’s sub-adviser. The relative percentages of the value of the investments attributable to investment grade municipal securities and to below investment grade municipal securities could change over time as a result of rebalancing the Acquiring Fund’s assets by Nuveen Asset Management, market value fluctuations, issuances of additional shares and other events.

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The Acquiring Fund may invest up to 20% of its net assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management, the Fund’s sub-adviser. No more than 10% of the Acquiring Fund’s net assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by Nuveen Asset Management, the Fund’s sub-adviser. Municipal securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The Acquiring Fund may invest in distressed securities. The Acquiring Fund may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that Nuveen Asset Management may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

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As a fundamental policy, the Acquiring Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Acquiring Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage.

•	The Acquiring Fund may invest up to 15% of its net assets in inverse floating rate securities.

•	The Acquiring Fund will not invest more than 25% of its net assets in municipal securities in any one industry or in any one state of origin and no more than 5% of its net assets in any one issuer.

For purposes of the Acquiring Fund’s investment policies, “net assets” includes assets attributable to floating rate securities issued by tender option bond (“TOB”) trusts of which the Fund owns the inverse floating rate interest and assets attributable to borrowings for temporary, emergency or other purposes. “Assets” means net assets of the Acquiring Fund plus the amount of any borrowings for investment purposes.

The credit quality policies noted above apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue, even if such downgrade causes the portfolio to fall below the 80% threshold. If at any time the Acquiring Fund falls below the 80% threshold, the Fund’s future investments will be made in a manner that will bring the Fund’s portfolio back into compliance with this policy. In determining whether to retain or sell such a security, Nuveen Asset Management may consider such factors as Nuveen Asset Management’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of the ratings of S&P, Moody’s and Fitch of municipal securities is set forth in Appendix A to the Reorganization SAI.

The Acquiring Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature is designed to reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Acquiring Fund’s income. The Acquiring Fund may use any insurer, regardless of its rating. A municipal security typically will be deemed to have the rating of its insurer. However, in the event an insurer has a credit rating below the rating of an underlying municipal security or is perceived by the market to have such a lower rating, the municipal security rating would be the more relevant rating and the value of the municipal security would more closely, if not entirely, reflect such rating. As a result, the value of insurance associated with a municipal security may decline and may not add any value. The insurance feature does not guarantee the full payment of principal and interest of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

The Acquiring Fund also may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. Nuveen Asset Management may use derivative instruments to seek to enhance return, to hedge some of the risk of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of hedging strategies may generate taxable income. With respect to the Acquiring Fund’s policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities and other related investments, the income from which is exempt from regular federal income tax, for purposes of calculating net assets, the Fund will value eligible derivatives at market value or fair value instead of notional value. See “—Portfolio Composition and Other Investments—Derivatives.”

During temporary defensive periods or in order to keep the Acquiring Fund’s cash fully invested, the Fund may deviate from its investment policies and objectives. During such periods, the Acquiring Fund may invest up to 100% of its net assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Acquiring Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax, and if the proportion of taxable investments exceeded 50% of the Acquiring Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year. Such transactions will be used solely to reduce risk. There can be no assurance that such strategies will be successful.

The Acquiring Fund’s investment objectives and certain investment policies specifically identified as such are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares. All of the other investment policies of the Acquiring Fund are not considered to be fundamental by the Fund and can be changed by the Acquiring Fund’s Board without a vote of the common shareholders.

Investment Policies of the Target Funds

Under normal circumstances and as a fundamental policy, New Jersey Municipal Value will invest at least 80% of its net assets in municipal securities, the income from which is exempt from regular federal and New Jersey income taxes. New Jersey Municipal Value also may invest up to 20% of its net assets in municipal securities that are exempt from regular federal income tax, but not from New Jersey income tax if, in the judgment of the Adviser and/or Sub-Adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

Under normal circumstances and as a fundamental policy, Pennsylvania Municipal Value will invest at least 80% of its net assets in municipal securities, the income from which is exempt from regular federal and Pennsylvania income taxes. Pennsylvania Municipal Value also may invest up to 20% of its net assets in municipal securities that are exempt from regular federal income tax, but not from Pennsylvania income tax if, in the judgment of the Adviser and/or Sub-Adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

Each Target Fund also may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Adviser and/or Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of each Target Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of hedging strategies may generate taxable income.

Under normal circumstances:

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Each Target Fund will invest at least 80% of its net assets in investment grade quality municipal securities. Investment grade quality securities are those that are, at the time of investment either, (i) rated by one of the NRSROs that rate such securities within the four highest grades (including BBB or Baa or better by S&P, Moody’s or Fitch), or (ii) unrated by any NRSRO but judged to be of comparable quality by the Adviser and/or Sub-Adviser. Investment grade securities may include split-rated securities.

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Each Target Fund may invest up to 20% of its net assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Adviser and/or Sub-Adviser. Each Target Fund may invest up to 10% of its net assets in municipal securities rated below B-/B3 or that are unrated by any NRSRO but judged to be of comparable quality by the Adviser and/or Sub-Adviser. Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds.

•	Each Target Fund may invest up to 20% of its net assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

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As a fundamental policy, each Target Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, each Target Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage.

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Each Target Fund will not invest more than 15% of its net assets in residual interest bonds or inverse floating rate securities. The degree of economic leverage associated with each Target Fund’s investment in such bonds or securities is generally greater than the percentage of the Fund’s net assets invested in those bonds or securities.

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Each Target Fund will generally invest in municipal securities with intermediate or long-term maturities. The weighted average maturity of securities held by each Target Fund may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

•	Each Target Fund will not invest more than 25% of its net assets in municipal securities in any one industry.

The credit quality policies noted above apply only at the time a security is purchased, and the Target Funds are not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Adviser and/or Sub-Adviser may consider such factors as the Adviser’s and/or Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of the ratings of S&P, Moody’s and Fitch of municipal securities is set forth in Appendix A to the Reorganization SAI.

Each Target Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature is designed to reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Target Fund’s income. The Target Fund may use any insurer, regardless of its rating. A municipal security typically will be deemed to have the rating of its insurer. However, in the event an insurer has a credit rating below the rating of an underlying municipal security or is perceived by the market to have such a lower rating, the municipal security rating would be the more relevant rating and the value of the municipal security would more closely, if not entirely, reflect such rating. As a result, the value of insurance associated with a municipal security may decline and the insurance may not add any value. The insurance feature normally provides that it guarantees the full payment of principal and interest when due of an insured obligation, but does not guarantee the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Each Target Fund may temporarily depart from its normal investment policies and strategies—for instance by allocating up to 100% of its assets to cash equivalents, short-term investments or municipal bonds that do not comply with the Fund’s name policy—in response to adverse or unusual market, economic political or other conditions. Such conditions could include a temporary decline in the availability of municipal bonds that comply with the Target Fund’s name policy. During these periods, the weighted average maturity of the Target Fund’s investment portfolio may fall below the defined range described above, and the Fund may not achieve its investment objective to distribute income that is exempt from regular federal and New Jersey or Pennsylvania (as applicable) income taxes.

Each Target Fund’s investment objectives and certain investment policies specifically identified as such are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares. All of the other investment policies of each Target Fund are not considered to be fundamental by the Fund and can be changed by the Target Fund’s Board without a vote of the common shareholders.

Additional Information About the Acquiring Fund’s Investments

The Acquiring Fund seeks to achieve its investment objectives by investing in a portfolio of municipal securities, a significant portion of which Nuveen Asset Management believes are underrated and undervalued, based upon its bottom-up, research-driven investment strategy. Underrated municipal securities are those whose ratings do not, in Nuveen Asset Management’s opinion, reflect their true creditworthiness. Undervalued municipal securities are securities that, in Nuveen Asset Management’s opinion, are worth more than the value assigned to them in the marketplace. Nuveen Asset Management employs a value oriented strategy and seeks to construct a diversified portfolio of municipal securities that has the potential to outperform major municipal market benchmarks over the longer term. A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the issuer’s credit quality or credit rating, all such factors examined in the context of the municipal securities market and interest rate levels and trends. Nuveen Asset Management may at times believe that securities associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Asset Management may purchase such a security for the Acquiring Fund’s portfolio because it represents a market sector or issuer that Nuveen Asset Management considers undervalued, even if the value of the particular security appears to be consistent with the value of similar securities. Municipal securities of particular types (e.g., hospital bonds, industrial revenue bonds or securities issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Acquiring Fund’s investment in underrated or undervalued municipal securities will be based on Nuveen Asset Management’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “enhancement of portfolio value relative to the municipal bond market” refers to the Acquiring Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Acquiring Fund’s secondary investment objective is not intended to suggest that capital appreciation is itself an objective of the Acquiring Fund. Instead, the Acquiring Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities regardless of which direction the market may move. Any capital appreciation realized by the Acquiring Fund will generally result in the distribution of taxable capital gains to common shareholders. The Acquiring Fund may invest up to 15% of its net assets in inverse floating rate securities. There can be no assurance that the Fund will achieve its investment objectives.

The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects, such as roads, schools, and water supply systems. Municipal securities also may be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Acquiring Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships, or other investment companies. In addition, the Acquiring Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are bonds that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry. See “B. Risk Factors—Special Risks Related to Certain Municipal Obligations.”

Investment Philosophy

Nuveen Asset Management believes that the unique tax treatment of municipal securities and the structural characteristics in the municipal securities market create attractive opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors. Nuveen Asset Management believes that these unique characteristics also present unique risks that may be managed to realize the benefits of the asset class.

After-Tax Income Potential.    The primary source of total return from municipal securities comes from the tax-exempt income derived therefrom. Nuveen Asset Management believes that, at acceptable levels of credit risk and maturity principal risk, the municipal securities market offers the potential for higher after-tax income when compared with other fixed income markets.

Managing Multi-Faceted Risks.    Risk in the municipal securities market is derived from multiple sources, including credit risk at the issuer and sector levels, structural risks such as call risk, yield curve risk, and legislative and tax-related risks. Nuveen Asset Management believes that managing these risks at both the individual security and Fund portfolio levels is an important element of realizing the after-tax income and total return potential of the asset class.

Opportunities to Identify Underrated and Undervalued Municipal Securities.    Within the state and national municipal securities markets, there are issuers with a wide array of financing purposes, security terms, offering structures and credit quality. Nuveen Asset Management believes that the size, depth and other characteristics of the state and national municipal securities markets offer a broad opportunity set of individual issuers in securities that may be underrated and undervalued relative to the general market.

Market Inefficiencies.    Nuveen Asset Management believes that the scale and intricacy of the municipal securities market often results in pricing anomalies and other inefficiencies that can be identified and capitalized on through trading strategies.

Investment Process

Nuveen Asset Management believes that a bottom-up, value-oriented investment strategy that seeks to identify underrated and undervalued securities and sectors is positioned to capture the opportunities inherent in the municipal securities market and potentially outperform the general municipal securities market over time. The primary elements of the Adviser’s and/or Sub-Adviser’s investment process are:

Credit Analysis and Surveillance.    Nuveen Asset Management focuses on bottom-up, fundamental analysis of municipal securities issuers. Analysts screen each sector for issuers that meet the fundamental tests of creditworthiness and favor those securities with demonstrable growth potential, solid coverage of debt service and a priority lien on hard assets, dedicated revenue streams or tax resources. As part of Nuveen Asset Management’s overall risk management process, analysts actively monitor the credit quality of portfolio holdings.

Sector Analysis.    Organized by sector, analysts continually assess the key issues and trends affecting each sector in order to maintain a sector outlook. Evaluating such factors as historical default rates and average credit spreads within each sector, analysts provide top-down analysis that supports decisions to overweight or underweight a given sector in a portfolio.

Trading Strategies.    Through its trading strategies, Nuveen Asset Management seeks to enhance portfolio value by trading to take advantage of inefficiencies found in the municipal market. This may entail selling issues Nuveen Asset Management deems to be overvalued and purchasing issues Nuveen Asset Management considers to be undervalued.

Sell Discipline.    Nuveen Asset Management generally sells securities when it (i) determines a security has become overvalued or over-rated, (ii) identifies credit deterioration, or (iii) modifies a portfolio strategy, such as sector allocation.

Portfolio Composition and Other Information

Municipal Securities

General.    The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Acquiring Fund.

The Acquiring Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) the income from which is exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Maturity and Duration.    The Acquiring Fund will generally invest in municipal securities with intermediate or long-term maturities, but the average effective maturity may be shortened as a result of portfolio transactions effected by Nuveen Asset Management depending on market conditions. As of July 31, 2020, the effective maturity of the Acquiring Fund’s portfolio was 18.23 years. As a result, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in Nuveen Asset Management’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Acquiring Fund’s cash fully invested, the Acquiring Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Acquiring Fund may not achieve its investment objective during such period. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax or the federal alternative minimum income tax applicable to individuals, and if the proportion of taxable investments exceeds 50% of the Acquiring Fund’s total assets as of the close of any quarter of the Acquiring Fund’s taxable year, the Acquiring Fund will not, for that taxable year, satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends. Such transactions will be used solely to reduce risk. In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, the price of a bond with an effective duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield, and the price of a five-year duration bond will rise (fall) five percent for a one percent decrease (increase) in its yield. As of July 31, 2020, the average effective duration of the Acquiring Fund’s portfolio was 7.36 years, which includes the effects of leverage and takes into account the effect of option call provisions of the municipal securities in the Acquiring Fund’s portfolio.

Municipal Leases and Certificates of Participation.    The Acquiring Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Acquiring Fund’s original investment. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Acquiring Fund will purchase municipal securities representing lease obligations only where Nuveen Asset Management believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Acquiring Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Acquiring Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. However, an investment in such instruments presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Interest paid on a municipal bond issued after December 31, 2017 to advance refund another municipal bond is generally subject to federal income tax.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities

The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Acquiring Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Acquiring Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Acquiring Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust.

The Acquiring Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Acquiring Fund. In the Adviser’s or Sub-Adviser’s discretion, the Acquiring Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Acquiring Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Acquiring Fund to reimburse the third-party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Acquiring Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, the Acquiring Fund would not be required to make such a reimbursement. If the Acquiring Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Acquiring Fund could incur a loss.

The Acquiring Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

The Acquiring Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

Investments in inverse floating rate securities create leverage. The use of leverage creates special risks for common shareholders. See “Inverse Floating Rate Securities Risk/Leverage Risk.”

Floating Rate Securities.    The Acquiring Fund may also invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Acquiring Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Tender Option Bonds.    A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The Acquiring Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser or Sub-Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel’s opinion in any particular case, there is a risk that the Acquiring Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various RIC tax provisions, is unclear. The Acquiring Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed-Delivery Transactions

The Acquiring Fund may buy and sell municipal securities on a when-issued or delayed-delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund and, to the extent distributed, will be taxable to shareholders. The Acquiring Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed-delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Zero Coupon Bonds

A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Acquiring Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Acquiring Fund will not receive all of the income on a current basis or in cash. Thus, the Acquiring Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, Nuveen Fund Advisors collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, Nuveen Fund Advisors receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

Structured Notes

The Acquiring Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Derivatives

The Acquiring Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Acquiring Fund may also use credit default swaps and interest rate swaps. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Acquiring Fund is a seller of a contract, the Acquiring Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Acquiring Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Acquiring Fund would keep the stream of payments and would have no payment obligations. As the seller, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. If the Acquiring Fund is a buyer of a contract, the Acquiring Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Acquiring Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Acquiring Fund. Interest rate swaps involve the exchange by the Acquiring Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Acquiring Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments. The requirements for qualification as a RIC may also limit the extent to which the Acquiring Fund may invest in futures, options on futures and swaps.

Nuveen Fund Advisors and Nuveen Asset Management may use derivative instruments to seek to enhance return, to hedge some of the risks of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income. With respect to the Acquiring Fund’s investment policies, for purposes of calculating net assets, the Acquiring Fund will value eligible derivatives at fair value or market value instead of notional value.

There is no assurance that these derivative strategies will be available at any time or that, if used, that the strategies will be successful.

Swap Transactions.    The Acquiring Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Acquiring Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

The Acquiring Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. See “—Segregation of Assets” below.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Acquiring Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Acquiring Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Acquiring Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the common shares. In addition, if short-term interest rates are lower than the Acquiring Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Acquiring Fund to the counterparty exceeds the additional amount such Acquiring Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Acquiring Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets. In connection with the Acquiring Fund’s position in a swap contract, the Acquiring Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “Segregation of Assets” below.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Acquiring Fund may enter into credit default swap agreements either as a buyer or a seller. The Acquiring Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Acquiring Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments. As the buyer of protection in a credit default swap, the Acquiring Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Acquiring Fund. Thus, the cost to the Acquiring Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Acquiring Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Acquiring Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Acquiring Fund is a seller of protection in a credit default swap and no credit event occurs, the Acquiring Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Acquiring Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Acquiring Fund effectively adds the economic equivalent of leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Acquiring Fund is subject to investment exposure on the notional amount of the swap. Thus, the Acquiring Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Acquiring Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Acquiring Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Acquiring Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Acquiring Fund writes a swap option, upon exercise of the option the Acquiring Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Nuveen Fund Advisors and/or Nuveen Asset Management is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Acquiring Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Acquiring Fund is subject to investment exposure on the notional amount of the swap. The Acquiring Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Acquiring Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Acquiring Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Acquiring Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Acquiring Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Acquiring Fund purchases or sells a security, no price is paid or received by the Acquiring Fund upon the purchase or sale of a futures contract. Initially, the Acquiring Fund will be required to deposit with the futures broker, known as a FCM, an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income.

Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Acquiring Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Acquiring Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Acquiring Fund, and the Acquiring Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Acquiring Fund, the Acquiring Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Acquiring Fund. Futures transactions also involve brokerage costs and the Acquiring Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Acquiring Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Acquiring Fund must maintain liquid assets (often referred to as “asset segregation”), or engage in other SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments and financial agreements (such as reverse repurchase agreements). Generally, the Acquiring Fund will maintain an amount of liquid assets with its custodian in an amount at least equal to the current amount of its obligations, including the value of unpaid past and future payment obligations, under derivative instruments and financial agreements, in accordance with SEC guidance. However, the Acquiring Fund also may “cover” certain obligations by other means such as through ownership of the underlying security or financial instrument. The Acquiring Fund also may enter into offsetting transactions with respect to certain obligations consistent with existing guidance from the SEC and its staff so that its combined position, coupled with any liquid assets maintained by its custodian, equals its net outstanding obligation in related derivatives or financial agreements. In the case of long positions in financial futures contracts that are not contractually required to cash settle, the Acquiring Fund may set aside or earmark liquid assets or enter into offsetting positions equal to such contracts’ full notional value, less any margin on deposit for liquid assets, while the positions are open. In the case of short positions in financial futures contracts that are not contractually required to cash settle, the Acquiring Fund may set aside or earmark liquid assets or enter into offsetting positions equal to such contracts’ current market value, less any margin on deposit for liquid assets, while the positions are open. With respect to financial futures contracts that are contractually required to cash settle, however, the Acquiring Fund is permitted to set aside liquid assets or enter into an offsetting position in an amount equal to the Acquiring Fund’s daily marked-to-market net obligations (i.e., the Acquiring Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. If the Acquiring Fund writes credit default swaps, it will segregate the full notional amount of the payment obligation under the credit default swap that must be paid upon the occurrence of a credit event. The Acquiring Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Acquiring Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

The Acquiring Fund reserves the right to modify its policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff, such as the SEC’s proposed rules governing the use of derivatives by registered investment companies, regarding asset segregation.

Other Investment Companies

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Acquiring Fund may invest directly.

The Acquiring Fund may invest in investment companies that are advised by Nuveen Fund Advisors, Nuveen Asset Management or their respective affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Acquiring Fund has not received or applied for, nor does it currently intend to apply for, any such relief. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Acquiring Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. The Acquiring Fund will consider the investments of underlying investment companies when determining compliance with Rule 35d-1 under the 1940 Act and when determining compliance with its own concentration policy, in each case to the extent the Acquiring Fund has sufficient information about such investments after making a reasonable effort to obtain current information about the investments of underlying companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, because the securities of other investment companies may be leveraged subject to leverage risk, the Acquiring Fund may indirectly be subject to those risks. These types of investments may generate taxable income.

Portfolio Turnover

The Acquiring Fund may buy and sell municipal securities to accomplish its investment objectives in relation to actual and anticipated changes in interest rates. The Acquiring Fund also may sell one municipal security and buy another of comparable quality at about the same time to take advantage of what Nuveen Asset Management believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. The Acquiring Fund also may engage in a limited amount of short-term trading, consistent with its investment objectives. The Acquiring Fund may sell securities in anticipation of a market decline (a rise in interest rates) or buy securities in anticipation of a market rise (a decline in interest rates) and later sell them, but the Acquiring Fund will not engage in trading solely to recognize a gain. The Acquiring Fund will attempt to achieve its investment objectives by prudently selecting municipal securities with a view to holding them for investment. Although the Acquiring Fund cannot accurately predict its annual portfolio turnover rate, the Acquiring Fund expects, though it cannot guarantee, that its annual portfolio turnover rate generally will not exceed 25% under normal circumstances. For the fiscal year ended October 31, 2019, the Acquiring Fund’s portfolio turnover rate was 20%. However, there are no limits on the Acquiring Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of Nuveen Asset Management, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. Although these commissions and expenses are not reflected in the Acquiring Fund’s “Total Annual Expenses” disclosed in this Joint Proxy Statement/Prospectus, they will be reflected in the Acquiring Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income or may result in greater amounts of net capital gain distributions. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund” below and “Federal Income Tax Matters” in the Reorganization SAI.

Each Target Fund’s Board recommends that shareholders vote FOR the approval of its Reorganization.

PROPOSAL NO. 2—THE ELECTION OF BOARD MEMBERS

Pursuant to the organizational documents of each Target Fund, the Board is divided into three classes (Class I, Class II and Class III), to be elected by the holders of the outstanding shares to serve until the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified.

For each Target Fund, three (3) Board Members are to be elected by common shareholders. Board Members Nelson, Toth and Young have been designated as Class II Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2023 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Evans, Hunter, Moschner, Stockdale, Stone and Wolff are current and continuing Board Members. Board Members Hunter, Stockdale, Stone and Wolff have been designated as Class I Board Members for a term expiring at the 2022 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Evans and Moschner have been designated as Class III Board Members for a term expiring at the 2021 annual meeting of shareholders or until their successors have been duly elected and qualified. Each Board currently has one vacancy due to the resignation of Margo L. Cook on February 27, 2020, who was considered an “interested person” of the Funds by reason of her position with Nuveen and/or certain of its subsidiaries.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Target Fund if elected. However, should any nominee become unable to serve or for good cause will not serve, the proxies will be voted for substitute nominees, if any, designated by the Target Fund’s current Board. The by-laws of each Target Fund establish qualification requirements applicable to any person who is recommended, nominated, elected, appointed, qualified or seated as a Board Member.

Class I Board Members Hunter, Stockdale, Stone and Wolff were last elected at the annual meeting of shareholders held on December 5, 2019. Class III Board Members Evans and Moschner were last elected at the annual meeting of shareholders held on November 13, 2018. Class II Board Members Nelson, Toth and Young were last elected at the annual meeting of shareholders held on November 14, 2017. At its meeting held on August 4-6, 2020, the Board of each Target Fund appointed Matthew Thornton III as a new Board Member for each Target Fund designated as a Class III Board Member, effective November 16, 2020.

Each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of each Target Fund or of Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Target Fund, and has never been an employee or director of the Adviser, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

For each Target Fund, the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of that Target Fund. When there are three nominees for election to the Board, as is the case here, a vote by plurality means the three nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of the Target Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of a Target Fund’s Board Members.

The Board of each Target Fund unanimously recommends that shareholders vote

FOR the election of each Board Member designated as a Class II Board Member.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members/Nominees who are not “interested persons” of the Funds
Terence J. Toth c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1959	Chairman of the Board; Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2008, Chairman of the Board since 2018	Formerly, Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); formerly, Director, Fulcrum IT Services, LLC (2010-2019); formerly Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Chicago Fellowship Board (2005-2016); Member, Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its Investment Committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	155	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Jack B. Evans c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Class III Board Member until 2021 annual shareholder meeting Length of Service: Since 1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Public Member (since 2015), American Board of Orthopaedic Surgery; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company.	155	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Annual or Class I Board Member until 2022 annual shareholder meeting Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Henry B. Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	155	Director (since 2009) of Wellmark, Inc.; formerly, Director (2004-2018) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Albin F. Moschner c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1952	Board Member	Term: Class III Board Member until 2021 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	155	Chairman (since 2019) and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served on The President’s Council, Fordham University (2010-2019) and previously was a Director of The Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP	155	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
			(2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America and Global Head of the Financial Markets Division (2007-2008) and various executive leadership roles at ABN AMRO Bank N.V. (1996-2007).

Judith M. Stockdale c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Class I Board Member until 2022 annual shareholder meeting Length of Service: Since 1997	Board Member of the Land Trust Alliance (since 2013); formerly, Board Member of the U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	155	None

Carole E. Stone c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Class I Board Member until 2022 annual shareholder meeting Length of Service: Since 2007	Former Director, Chicago Board Options Exchange, Inc. (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	155	Formerly, Director, Cboe Global Markets, Inc. (2010-2020), (formerly named CBOE Holdings, Inc.).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margaret L. Wolff c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Class I Board Member until 2022 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	155	Formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1963	Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010) of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	155	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.

Board Member Investments in the Funds

In order to create an appropriate identity of interests between Board Members and shareholders, the Boards of Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and all Nuveen funds overseen by the Board Member as of September 30, 2020. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee.

Dollar Range of Equity Securities

Name of Board Member/Nominee	New Jersey Municipal Value	Pennsylvania Municipal Value	Acquiring Fund		Family of Investment Companies(1)
Jack B. Evans	none	none		none	Over $	100,000
William C. Hunter	none	none		none	Over $	100,000
Albin F. Moschner	none	none		none	Over $	100,000
John K. Nelson	none	none		none	Over $	100,000
Judith M. Stockdale	none	none		none	Over $	100,000
Carole E. Stone	none	none		none	Over $	100,000
Terence J. Toth	none	none		none	Over $	100,000
Margaret L. Wolff	none	none		none	Over $	100,000
Robert L. Young	none	none	Over $	100,000	Over $	100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in all Nuveen funds overseen by each Board Member/nominee.

No Independent Board Member or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, Nuveen Asset Management, LLC, the Funds’ sub-adviser (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen.

As of September 30, 2020, Board Members and executive officers as a group beneficially owned approximately 1.08 million shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of September 30, 2020, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of the Fund. As of September 30, 2020, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. Information regarding beneficial owners of 5% or more of any class of shares of any Fund is provided under “General Information—Shareholders of the Acquiring Fund and the Target Fund.”

Compensation

Effective January 1, 2020, each Independent Board Member receives a $195,000 annual retainer, increased from $190,000 as of January 1, 2019, plus: (a) a fee of $6,750 per day, which was increased from $6,500 per day as of January 1, 2019, for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $5,000 per meeting, which was increased from $2,500 per day as of January 1, 2019, for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs; plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $90,000, and the chairpersons of the Audit Committee; the Dividend Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Closed-End Funds Committee; and the Nominating and Governance Committee receive $15,000 each as annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen funds that are discussed at a given meeting. In certain circumstances, such as during the COVID-19 pandemic, the Board may hold in-person meetings by telephonic or videographic means and be compensated at the in-person rate.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Members of each Fund who are not Independent Board Members serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Board Member/nominee for its last fiscal year.

Aggregate Compensation from the Funds(*)

Fund	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young
New Jersey Municipal Value	$62	$65	$57	$65	$59	$61	$76	$57	$58
Pennsylvania Municipal Value	49	51	45	51	47	48	60	45	45
Acquiring Fund	715	750	664	753	689	711	879	664	667

Total Compensation from Nuveen Funds Paid to Board Members	$400,437	$420,625	$376,050	$420,625	$388,232	$409,035	$490,225	$384,667	$363,189

(*)

Includes deferred fees. Pursuant to a deferred compensation plan with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Funds) payable are:

Fund	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young
New Jersey Municipal Value	$—	$—	$—	$—	$—	$—	$—	$—	$—
Pennsylvania Municipal Value	—	—	—	—	—	—	—	—	—
Acquiring Fund	—	—	—	—	—	—	—	—	—

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Terence J. Toth as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee.    The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Terence J. Toth, Chair, Albin F. Moschner and Margaret L. Wolff. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Dividend Committee.    The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Robert L. Young, Chair, William C. Hunter, Albin F. Moschner and Margaret L. Wolff. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Audit Committee.    The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Exchange Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit

Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semiannual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and Judith M. Stockdale, each of whom is an Independent Board Member of the Funds. A copy of the Charter is available at https://www.nuveen.com/fund-governance. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Compliance, Risk Management and Regulatory Oversight Committee.    The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, Albin F. Moschner, Terence J. Toth, Margaret L. Wolff and Robert L. Young. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. In addition, the by-laws of each Target Fund establish qualification requirements applicable to any person who is recommended, nominated, elected, appointed, qualified or seated as a Board Member. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at https://www.nuveen.com/fund-governance, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE listing standards. The members of the Nominating and Governance Committee are Terence J. Toth, Chair, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Margaret L. Wolff and Robert L. Young. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Closed-End Funds Committee.    The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee receives updates on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds, including the Funds, at each quarterly meeting. The Closed-End Funds Committee, reviews, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds, including the Funds, based on net asset value and price over various periods; the volatility trends in the market; the use of leverage by the Nuveen closed-end funds, including the Funds; the distribution data of the Nuveen closed-end funds, including the Funds, and as compared to peer averages; and a summary of common share issuances, if any, and share repurchases, if any, during the applicable quarter. The Closed-End Funds Committee regularly engages in more in-depth discussions of premiums and discounts of the Nuveen closed-end funds. Additionally, the Closed-End Funds Committee members participate in in-depth workshops to explore, among other things, actions to address discounts of the Nuveen closed-end funds, potential share repurchases and available leverage strategies and their use. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Jack B. Evans, Chair, Carole E. Stone, Terence J. Toth, Margaret L. Wolff and Robert L. Young. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Board Member Attendance.    During the fiscal year ended February 29, 2020, each Target Fund’s Board held six (6) regular meetings and nine (9) special meetings. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at https://www.nuveen.com/fund-governance.

Board Diversification and Board Member Qualifications.    In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Jack B. Evans

Mr. Evans has served as Chairman since 2019 and President (1996-2019) of The Hall-Perrine Foundation, a private philanthropic corporation. Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, a Life Trustee of Coe College and formerly served on the Board of The Gazette Company. He has a Bachelor of Arts from Coe College and an M.B.A. from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Dr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa in 2012, after having served as Dean of the College since July 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. He has held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. He has consulted with numerous foreign central banks and official agencies in Europe, Asia, Central America and South America. He has been a Director of Wellmark, Inc. since 2009. He is a past Director (2005-2015) and a past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society and a past Director (2004-2018) of the Xerox Corporation. Dr. Hunter joined the Board in 2004.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner has been Chairman of the Board (since 2019) and a member of the Board of Directors (since 2012) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson is currently on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2104). At Fordham University, he served as a director of The President’s Council (2010- 2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University and holds a BA in Economics (1984) and an MBA in Finance (1991). Mr. Nelson joined the Board in 2013.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the

Low Country of South Carolina. She is currently a board member of the Land Trust Alliance (since 2013). Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center, Forefront f/k/a Donors Forum and the U.S. Endowment for Forestry and Communities. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone recently retired from the Board of Directors of the Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.) having served from 2010-2020. She previously served on the Boards of the Chicago Board Options Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2007.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001. Mr. Thornton has been appointed to the Board effective November 16, 2020.

Terence J. Toth

Mr. Toth, the Board’s Independent Chair, was a Co-Founding Partner of Promus Capital (2008 to 2017). From 2010 to 2019, he was a Director of Fulcrum IT Services, LLC and from 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral

Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Quality Control Corporation (since 2012) and Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and is Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to November 2017, she was a board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees. Mr. Young joined the Board in 2017.

Board Member Terms.    For each Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and such Board Members shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years(3)
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Chief Administrative Officer	Term: Annual Length of Service: since 2015	Managing Director (since 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006; Managing Director (since 2019) of Nuveen Fund Advisors, LLC.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Annual Length of Service: Since 2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017).

Jacques M. Longerstaey 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1963	Vice President	Term: Annual Length of Service: Since 2019	Senior Managing Director, Chief Risk Officer (since May 2019) of Nuveen; Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017),

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years(3)
Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

Jon Scott Meissner TIAA 8500 Andrew Carnegie Boulevard Charlotte, NC 28262 1973	Vice President	Term: Annual Length of Service: Since 2019	Managing Director of Mutual Fund Tax and Financial Reporting (since 2017) of Nuveen; Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Director (since 2016) of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Senior Director, Mutual Fund Taxation (since 2015) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

William T. Meyers 333 West Wacker Drive Chicago, IL 60606 1966	Vice President	Term: Annual Length of Service: Since 2018	Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.

Deann D. Morgan 100 Park Avenue New York, NY 10016 1969	Vice President	Term: Annual Length of Service: Since 2020	Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Executive Vice President, Global Head of Product of Nuveen (since November 2019); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing of The Blackstone Group (2013-2017).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years(3)
Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Managing Director (since 2017) and Co-General Counsel (since 2019), formerly, Senior Vice President (2016-2017) and Assistant Secretary (2016-2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Annual Length of Service: Since 2017	Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017 1973	Vice President and Controller	Term: Annual Length of Service: Since 2019	Senior Managing Director, Head of Fund Administration of Nuveen (since 2019), formerly, Managing Director; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008) and Nuveen Fund Advisors, LLC (since 2019); Vice President (since 2010) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Vice President and Secretary	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.

(1)

Officers serve one-year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)	Length of service indicates the year the individual became an officer of a fund in the Nuveen Fund complex.
(3)	Information as of September 30, 2020.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Audit Committee are:

Jack B. Evans

William C. Hunter

John K. Nelson

Carole E. Stone

Judith M. Stockdale

Audit and Related Fees

The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019
New Jersey Municipal Value	$23,000	$22,560	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Pennsylvania Municipal Value	$23,000	$22,560	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018
Acquiring Fund	$22,420	$22,420	$11,000	$5,500	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019
New Jersey Municipal Value	$—	$—	$—	$—	$—	$—	$—	$—
Pennsylvania Municipal Value	$—	$—	$—	$—	$—	$—	$—	$—

	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018
Acquiring Fund	$—	$—	$—	$—	$—	$—	$—	$—

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Appointment of the Independent Registered Public Accounting Firm

The Board of each Fund has appointed KPMG LLP (“KPMG”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of KPMG will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. KPMG has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each obligation, contract or instrument made or issued by the Fund or the trustees. The Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares entitled to vote, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares entitled to vote, voting as a single class, is required; provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. For purposes of the foregoing, the term “recapitalization” will not mean, without limitation, the issuance or redemption of preferred shares pursuant to the terms of the declaration of trust or the applicable Statement adopted with respect to such preferred shares, whether or not in conjunction with the issuance, retirement or redemption of other securities or indebtedness of the Fund. However, approval of shareholders is not required for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares entitled to vote, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund’s declaration of trust relating to such higher votes are in the best interests of the Acquiring Fund.

The Acquiring Fund’s declaration of trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Acquiring Fund’s declaration of trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the Acquiring Fund’s by-laws require the Board to be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board.

The by-laws of the Acquiring Fund include Control Share Provisions pursuant to which a shareholder who obtains beneficial ownership of Acquiring Fund common shares in a Control Share Acquisition may exercise voting rights with respect to such shares only to the extent authorized by the affirmative vote of the holders of a majority (more than 50%) of the shares of the Acquiring Fund that are not held by Acquiring Fund officers or any person who has acquired common shares in a Control Share Acquisition. See “Proposal No. 1—C. Information About the Reorganizations—Summary Description of Massachusetts Business Trusts—The Funds—Shareholder Voting.”

The provisions of the Acquiring Fund’s declaration of trust and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. However, they provide the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Acquiring Fund’s declaration of trust provides that common shareholders will have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Acquiring Fund’s declaration of trust and by-laws on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Acquiring Fund converted to an open-end investment company, the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board will consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian, Transfer Agent and Dividend Disbursing Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent is Computershare Inc. and Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Reorganization SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, foreign, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganizations occur) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund invests primarily in municipal securities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Pursuant to its non-fundamental investment policy adopted on February 4, 2016, the Acquiring Fund does not intend to acquire securities whose income is subject to the federal alternative minimum tax applicable to individuals. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax applicable to individuals, if any.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal securities owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or its investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Current federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the Internal Revenue Service (the “IRS”) (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to recently proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemption of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

Net Asset Value

The Acquiring Fund’s net asset value per common share is determined as of the close of regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of common shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate, Nuveen Asset Management.

In determining net asset value, securities and other assets for which market quotations are available are valued daily at market value and expenses are accrued and applied daily. The prices of fixed income securities are provided by a pricing service and are based on the mean between the bid and asked price. When price quotes are not readily available, which is typically the case for municipal bonds, the pricing service establishes a security’s fair value based on various factors, including prices of comparable fixed income securities utilizing a matrix pricing system. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be different from the value realized upon the sale of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of net asset value; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would be the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities.

Legal Opinions

Certain legal matters in connection with the issuance of common shares pursuant to the Agreement will be passed upon by Morgan, Lewis & Bockius LLP, One Federal Street, Boston Massachusetts 62110.

Experts

The financial statements of the Acquiring Fund appearing in the Fund’s Annual Report for the fiscal year ended October 31, 2019 and the financial statements of the Target Funds appearing in the Funds’ Annual Report for the fiscal year ended February 29, 2020 are incorporated by reference herein. The financial statements of the Acquiring Fund and the Target Funds have been audited by KPMG, independent registered public accounting firm, as set forth in their reports thereon. Such financial statements are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and the Target Funds. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Funds

The following table sets forth the number of outstanding common shares and certain other share information as of September 8, 2020.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund
Common shares	Unlimited	—	15,516,082
New Jersey Municipal Value Fund
Common shares	Unlimited	—	1,524,357
Pennsylvania Municipal Value Fund
Common shares	Unlimited	—	1,219,222

The common shares of the Acquiring Fund, New Jersey Municipal Value and Pennsylvania Municipal Value are listed and trade on the NYSE under the ticker symbols NUW, NJV and NPN, respectively. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

Shareholders of the Acquiring Fund and the Target Funds

As of September 30, 2020, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares of each Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before September 8, 2020. The estimated pro forma information presented is calculated assuming that outstanding common shares were as of September 8, 2020 for each Fund.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Estimated Pro Forma for Combined Fund
Acquiring Fund—
Common Shares	First Trust Portfolios L.P.* First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	831,697	5.36%	4.63%

*	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and each owns an equal amount of the number of shares listed above.

No Fund is aware of any persons who, as of September 8, 2020, “controls” (within the meaning of the 1940 Act) the Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be borne indirectly by common shareholders of the Target Funds. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or Computershare Fund Services, or by dealers and their representatives.

The Funds, and indirectly their common shareholders, will bear the costs of the Reorganizations, whether or not the Reorganizations are consummated. The allocation of the costs of the Reorganizations to the Funds is based on the projected relative benefits of the Reorganizations, based on forecasted increases to net earnings, if any, to Fund shareholders following the Reorganizations. The costs of the Reorganizations are estimated to be $445,000. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganizations. Based on the projected relative benefits to each Fund, each of the Acquiring Fund, New Jersey Municipal Value and Pennsylvania Municipal Value is expected to be allocated approximately $290,000, $60,000 and $95,000, respectively, of expenses in connection with the Reorganizations. If the Reorganizations are not consummated for any reason, including because the requisite shareholder approvals are not obtained, the Funds, and common shareholders of the Funds indirectly, will still bear the costs of the Reorganizations.

The Target Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $7,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Shareholder Proposals

To be considered for presentation at the 2021 annual meeting of shareholders of the Acquiring Fund, a shareholder proposal (including the nomination of an individual for election as a Board Member) submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than March 2, 2021. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act of a proposal (including the nomination of an individual for election as a Board Member) submitted outside of the process of Rule 14a-8 must, pursuant to the Acquiring Fund’s by-laws, submit such written notice to the Acquiring Fund no earlier than April 1, 2021 and no later than April 16, 2021. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If Proposal No. 1 is approved and the Reorganizations are consummated, the Target Funds will cease to exist and will not hold their 2021 annual meetings. If the Reorganizations are not approved or are not consummated, the Target Funds will hold their 2021 annual meetings of shareholders, expected to be held in December 2021.

To be considered for presentation at the 2021 annual meeting of shareholders for a Target Fund, shareholder proposal (including the nomination of an individual for election as a Board Member) submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [•], 2021. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act of a proposal (including the nomination of an individual for election as a Board Member) submitted outside of the process of Rule 14a-8 must, pursuant to the Target Fund’s by-laws, submit such written notice to the Fund not later than [•], 2021 or prior to [•], 2021. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Proposals may be presented by shareholders only if advance notice is duly submitted in accordance with applicable law and the Fund’s governing documents, and the subject matter of such proposal is a matter upon which the proposing shareholder is entitled to vote. Each Fund’s by-laws require shareholders submitting advance notices of proposals of business or nominations for election as Board Members to provide the Fund with certain information and representations about the proponent shareholder and the nominees or business being proposed. A shareholder wishing to present a proposal of business or nomination is encouraged to carefully review the applicable Fund’s by-laws.

Copies of the by-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for the Acquiring Fund is October 31. The fiscal year end for each Target Fund is February 28 (or February 29).

Shareholder Report Delivery

Shareholder reports will be made available to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 7, 2020

The Proxy Statement/Prospectus is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available beginning ten days prior to the date of the Annual Meeting for inspection by any shareholder for any legally valid purpose related to the Annual Meetings. Shareholders interested in inspecting the list of shareholders for their respective Fund(s) should contact (800) 257-8787 for additional information. To email the Fund(s), please visit www.nuveen.com/contact-us.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before the Annual Meetings if there is present, in person (including virtually) or by proxy, a quorum of shareholders in respect of such other matters. The chair of the meeting may, whether or not a quorum is present, announce one or more adjournments with respect to one or more or all matters to be considered at the Annual Meetings on behalf of a Fund to a designated time and place. No notice of the adjournment need be given where the date, time and place of the meeting were announced at the time of the adjournment. Any meeting of shareholders may be postponed prior to the meeting by the trustees or by the officers of a Fund, and the announcement of such postponement may be made by press release or other means of public communication as permitted or required by applicable law. Any adjourned or postponed meeting may reconvene or convene as designated or announced, and when a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Annual Meeting.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients are generally required to request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that is subject to the rules of the NYSE and that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on Proposal No. 1 described in this Joint Proxy Statement/Prospectus. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman

Vice President and Secretary

The Nuveen Closed-End Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of [•], 2020, between Nuveen AMT-Free Municipal Value Fund (the “Acquiring Fund”), a Massachusetts business trust, and each of Nuveen New Jersey Municipal Value Fund (“New Jersey Municipal Value” or a “Target Fund”) and Nuveen Pennsylvania Municipal Value Fund (“Pennsylvania Municipal Value” or a “Target Fund”), each a Massachusetts business trust. The Acquiring Fund and each Target Fund may be referred to herein each as a “Fund” and collectively, as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the pro rata distribution of all of the Acquiring Fund Common Shares received by the Target Fund to the holders of common shares of the Target Fund as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and together, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Common Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations, and the Board of Trustees of each Target Fund (each, a “Target Fund Board”) has determined that the applicable Reorganization is in the best interests of such Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of its Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH TARGET FUND IN EXCHANGE FOR ACQUIRING FUND COMMON SHARES AND THE ASSUMPTION OF THE LIABILITIES OF EACH TARGET FUND AND TERMINATION AND LIQUIDATION OF EACH TARGET FUND

1.1    THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees to: (i) issue and deliver to such Target Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and (ii) assume substantially all of the liabilities of such Target Fund, if any, as set forth in Section 1.3. With respect to each Reorganization, such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2    ASSETS TO BE TRANSFERRED. Each Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the dividend(s) set forth in Section 8.5 shall be paid as set forth in such section.

Each Target Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1), furnish the Acquiring Fund with a list of such Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on each Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objectives, policies or restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.7), and will notify each Target Fund accordingly. Each Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Funds and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund holding such securities, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date; provided, however, that if both Target Funds hold such securities, the Acquiring Fund will apportion all such sales between the Target Funds in a reasonable manner. Notwithstanding the foregoing, nothing herein will require any Target Fund to dispose of any investments or securities if, in the reasonable judgment of the applicable Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds, such disposition would adversely affect the status of its Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of such Target Fund.

1.3    LIABILITIES TO BE ASSUMED. Each Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except that the dividend(s) set forth in Section 8.5 shall be paid as set forth in that section. Notwithstanding the foregoing, the liabilities not so discharged will be assumed by the Acquiring Fund, which assumed liabilities will include all of each Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund shall not assume any liabilities with respect to the dividend(s) set forth in Section 8.5.

1.4    LIQUIDATION AND DISTRIBUTION.

(a)    As soon as practicable after the Closing, each Target Fund will distribute in complete liquidation of such Target Fund, pro rata to its common shareholders of record (the “Target Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by such Target Fund pursuant to Section 1.1 (together with any dividends declared with respect to the Acquiring Fund Common Shares to holders of record as of a time after the Valuation Time and payable prior to such distribution (“Interim Dividends”)). Such distributions will be accomplished by the transfer of the Acquiring Fund Common Shares then credited to the account of each Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Common Shareholders and representing, in the case of a Target Fund Common Shareholder, such shareholder’s pro rata share of the Acquiring Fund Common Shares received by such Target Fund, and by paying to Target Fund Common Shareholders any Interim Dividends. All of the issued and outstanding common shares of each Target Fund simultaneously will be canceled on the books of such Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Common Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.

(b)    On or promptly after the Closing Date, but in no event later than 12 months after the Closing Date, each Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below.

1.5    OWNERSHIP OF SHARES. Ownership of Acquiring Fund Common Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6    TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Common Shares in a name other than the registered holder of a Target Fund’s common shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Common Shares are to be issued and transferred.

1.7    TERMINATION. Each Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with such Target Fund’s governing documents, the laws of the Commonwealth of Massachusetts, and the federal securities laws promptly following the Closing and the distribution pursuant to Section 1.4.

1.8    REPORTING. Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which such Target Fund’s common shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund.

1.9    BOOKS AND RECORDS. All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1    VALUATION OF TARGET FUND ASSETS. The value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the applicable Target Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2    VALUATION OF ACQUIRING FUND COMMON SHARES. The net asset value per Acquiring Fund Common Share will be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as may be mutually agreed upon by the parties.

2.3    COMMON SHARES TO BE ISSUED. The number of Acquiring Fund Common Shares to be issued in exchange for a Target Fund’s assets transferred to the Acquiring Fund will be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Common Shares received by each Target Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Common Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Common Shareholders after a Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the

Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4    EFFECT OF SUSPENSION IN TRADING. In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Acquiring Fund or a Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5    COMPUTATIONS OF NET ASSETS. Subject to Sections 2.1 and 2.2 above, all computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1    CLOSING DATE. The conditions precedent set forth in Articles VI-VIII herein must be satisfied or waived with respect to all Funds in order for the closing of each Reorganization to take place. Each Closing shall occur on January 11, 2021 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m., Central time, on the Closing Date. Each Closing will be held as of 7:59 a.m., Central time, at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree.

3.2    CUSTODIAN’S CERTIFICATE. Each Target Fund shall cause the custodian for such Target Fund to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund as of the Closing.

3.3    CERTIFICATES OF TRANSFER AGENT.

(a)    With respect to its common shares, each Target Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares of the Target Fund and the number and percentage ownership of outstanding common shares held by each such Target Fund Common Shareholder immediately prior to the Closing.

(b)    The Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to each Target Fund a confirmation evidencing the Acquiring Fund Common Shares to be credited at the Closing to such Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Common Shares have been credited to such Target Fund’s account on the books of the Acquiring Fund.

3.4    DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1    REPRESENTATIONS OF EACH TARGET FUND. Each Target Fund represents and warrants to the Acquiring Fund solely on its own behalf with respect to itself and its Reorganization as follows:

(a)    The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)    The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)    The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)    Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e)    No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)    The financial statements of the Target Fund as of February 29, 2020, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of February 29, 2020, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)    Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund that have arisen after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities contingent or otherwise, incurred by it subsequent to February 29, 2020, whether or not incurred in the ordinary course of business. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h)    All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid

(whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)    The authorized capital of the Target Fund consists of an unlimited number of common shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Target Fund Common Shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent, as provided in Section 3.3. The Target Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.

(j)    At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(k)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)    The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)    From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of Target Fund shareholders described in Section 5.2 and as of the Closing, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Target Fund’s Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)    No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(o)    For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

4.2    REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to each Target Fund as follows:

(a)    The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)    The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)    The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to compliance with the provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust or By-Laws, or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)    No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)    The financial statements of the Acquiring Fund as of October 31, 2019, for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2019, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)    The unaudited semi-annual financial statements of the Acquiring Fund as of April 30, 2020, and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2020, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)    Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities of a material nature, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)    All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)    The authorized capital of the Acquiring Fund consists of an unlimited number of common shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; and no outstanding securities convertible into shares of the Acquiring Fund.

(j)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)    The Acquiring Fund Common Shares to be issued and delivered to each Target Fund for the account of Target Fund Common Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Common Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)    The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)    From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of Target Fund shareholders described in Section 5.2 and as of the Closing, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

(o)    For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(p)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

ARTICLE V

COVENANTS OF THE FUNDS

5.1    OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 8.5, each Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2    APPROVAL OF SHAREHOLDERS. Each Target Fund will call a meeting of its shareholders to consider and act upon the proposals required to effect the provisions of this Agreement, as applicable, and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

5.3    INVESTMENT REPRESENTATION. Each Target Fund covenants that the Acquiring Fund Common Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution other than in connection with such Target Fund’s Reorganization and in accordance with the terms of this Agreement.

5.4    ADDITIONAL INFORMATION. Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of such Target Fund’s shares.

5.5    FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6    STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, each Target Fund will furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Controller or Treasurer of the Target Fund, a statement of the earnings and profits of such Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7    PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders of each Target Fund and related matters (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other parties with the materials and information necessary to prepare the Registration Statement, including the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Target Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8    TAX STATUS OF REORGANIZATIONS. The intention of the parties is that each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. No Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

6.1    All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to each Target Fund a certificate executed in the Acquiring Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Acquiring Fund and (ii) the Controller or Treasurer of the Acquiring Fund, in form and substance satisfactory to each Target Fund and dated as of the Closing Date, to such effect and as to such other matters as each Target Fund shall reasonably request.

6.2    The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1    All representations, covenants and warranties of each Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Each Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in such Target Fund’s name by (i) the Chief Administrative Officer or any Vice President of such Target Fund and (ii) the Controller or Treasurer of such Target Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2    Each Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3    Each Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Fund.

7.4    Prior to the Valuation Time, each Target Fund will have declared the dividends and/or distributions contemplated by Section 8.5.

7.5    Each Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment or waiver of the following conditions:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding common shares of each Target Fund in accordance with applicable law and the provisions of such Target Fund’s Declaration of Trust or By-Laws. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.1.

8.2    As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents or waivers from, other persons, or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4    The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    Each Target Fund shall have declared, prior to the Valuation Time, a dividend or dividends with respect to its common shares that, together with all other dividends paid by such Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of such Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which such Target Fund paid tax under Section 852(b)(3)(A) of the Code). Prior to Closing, each Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of Target Fund Common Shareholders of such Target Fund as of the record date for such dividend or dividends. Neither Target Fund shall have any rights with respect to, or interest in, the assets held in such escrow accounts.

8.6    The Target Funds shall have received (i) an opinion from Vedder Price P.C., special counsel to the Acquiring Fund, and (ii) an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)    The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)    The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)    Assuming that the Acquiring Fund Common Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Common Shares to be issued and delivered to each Target Fund on behalf of its Target Fund Common Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations under the laws of the Commonwealth of Massachusetts, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or the laws of the Commonwealth of Massachusetts.

(d)    The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)    To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained, and except as may be required under any Massachusetts securities law, statute, rule or regulation, about which such counsel expresses no opinion.

(f)    The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust or By-Laws.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7    The Acquiring Fund shall have received (i) an opinion from Vedder Price P.C., special counsel to the Target Funds, and (ii) an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)    Each Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)    Each Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)    To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Funds of the transactions contemplated herein, except as have been obtained, and except as may be required under any Massachusetts securities law, statute, rule or regulation, about which such counsel expresses no opinion.

(d)    To the knowledge of such counsel, each Target Fund has the power under its Declaration of Trust to transfer its assets as contemplated by this Agreement.

(e)    The execution and delivery of this Agreement by each Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate such Target Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with the requirements of the Target Fund’s Declaration of Trust and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.8    With respect to each Reorganization, the Funds participating in the Reorganization shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)    The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the pro rata distribution of all the Acquiring Fund Common Shares so received by the Target Fund to the Target Fund Common Shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund under applicable state law promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)    No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

(c)    No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Common Shares to the Target Fund Common Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)    No gain or loss will be recognized by the Target Fund Common Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Common Shares, except to the extent the Target Fund Common Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)    The aggregate basis of the Acquiring Fund Common Shares received by each Target Fund Common Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(f)    The holding period of the Acquiring Fund Common Shares received by each Target Fund Common Shareholder in the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)    The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)    The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund Common Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, no Fund may waive the conditions set forth in this Section 8.8.

ARTICLE IX

EXPENSES

9.1    The expenses incurred in connection with the Reorganizations (whether or not the Reorganizations are consummated) will be allocated among the Funds based on the projected relative benefits to each Fund during the first year following the Reorganizations, and each Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) proxy solicitation costs; and (g) other related administrative or operational costs.

9.2    Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3    Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Fund as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1    The parties agree that no party has made to any other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

10.2    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1    This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer, President or any Vice President of each Fund without further action by a Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)    a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)    a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)    a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization(s).

11.2    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund or a Target Fund.

ARTICLE XII

AMENDMENTS

12.1    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of a Target Fund called by such Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Common Shareholders of such Target Fund under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1    The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but shall bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of each Fund acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund, as provided in the Fund’s Declaration of Trust.

13.6    It is understood and agreed that the use of a single agreement among the Funds is for administrative convenience only and that this Agreement constitutes a separate agreement between each Target Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund will have any liability for the obligations of any other Fund, and the liabilities of each Fund will be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN AMT-FREE MUNICIPAL VALUE FUND

By:
Name:
Title:

NUVEEN NEW JERSEY MUNICIPAL VALUE FUND

By:
Name:
Title:

NUVEEN PENNSYLVANIA MUNICIPAL VALUE FUND

By:
Name:
Title:

[Signature Page to Agreement and Plan of Reorganization (NUW-NJV-NPN Reorganizations)]

APPENDIX B

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/ Supplemental Data” shows the operating performance for the most recent 10 fiscal years for each Fund.

New Jersey Municipal Value

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information of the Fund reflects financial results for a single Common Share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in Common Shares of the Fund (assuming reinvestment of all dividends). The Fund’s financial statements as of and for the fiscal years ended February 28/29, 2020, 2019 and 2018, the ten months ended February 28, 2017 and the fiscal years ended April 30, 2016 and 2015, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. KPMG’s report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the fiscal periods ended April 30, 2014 and prior was audited by other auditors. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Joint Proxy Statement/Prospectus. Past results are not indicative of future performance.

	Year Ended February 28/29,				Year Ended April 30,
	2020	2019	2018	2017(d)	2016	2015	2014	2013	2012	2011	2010
Per Share Operating Performance
Beginning Common Share Net Asset Value (“NAV”)	$14.81	$15.15	$15.56	$16.32	$16.41	$16.15	$16.98	$16.62	$14.72	$15.84	$14.29
Investment Operations:
Net Investment Income (Loss)	0.46	0.54	0.57	0.49	0.62	0.62	0.65	0.67	0.75	0.82	0.70
Net Realized/ Unrealized Gain (Loss)	1.16	(0.02)	(0.05)	(0.58)	0.11	0.43	(0.66)	0.61	1.91	(1.15)	1.55

Total	1.62	0.52	0.52	(0.09)	0.73	1.05	(0.01)	1.28	2.66	(0.33)	2.25

Less Distributions:
From Net Investment Income	(0.51)	(0.55)	(0.58)	(0.52)	(0.61)	(0.63)	(0.63)	(0.67)	(0.76)	(0.77)	(0.70)
From Accumulated Net Realized Gains	0.00	(0.34)	(0.35)	(0.15)	(0.21)	(0.18)	(0.19)	(0.25)	0.00	(0.02)	0.00

Total	(0.51)	(0.89)	(0.93)	(0.67)	(0.82)	(0.81)	(0.82)	(0.92)	(0.76)	(0.79)	(0.70)

Common Share:
Offering Costs	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00 *
Discount Per Share Repurchased and Retired	0.00	0.03	0.00	0.00	0.00	0.02	0.00	0.00	0.00	0.00	0.00
Ending NAV	$15.92	$14.81	$15.15	$15.56	$16.32	$16.41	$16.15	$16.98	$16.62	$14.72	$15.84

Ending Share Price	$13.96	$13.08	$13.55	$15.61	$15.16	$14.75	$14.48	$16.02	$16.34	$13.81	$15.21

Total Returns:
Based on NAV(a)	11.07%	3.73%	3.31%	(0.57)%	4.57%	6.68%	0.25%	7.86%	18.43%	(2.17)%	16.05%
Based on Share Price(a)	10.71%	3.39%	(7.48)%	7.39%	8.70%	7.62%	(4.18)%	3.58%	24.34%	(4.19)%	6.32%
Ratios/Supplemental Data
Ending Net Assets (000)	$24,372	$22,676	$23,510	$24,139	$25,297	$25,430	$25,272	$26,574	$25,957	$22,981	$24,722
Ratios to Average Net Assets
Expenses(b)	0.99%	1.07%	1.03%	0.96%**	0.89%	0.87%	0.88%	0.83%	0.85%	0.85%	0.82%
Net Investment Income (Loss)	2.97%	3.58%	3.63%	3.62%**	3.87%	3.75%	4.12%	3.95%	4.76%	5.32%	4.63%
Portfolio Turnover Rate(c)	21%	24%	16%	14%	8%	13%	12%	7%	20%	2%	5%

(a)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)

The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares and/or the interest expense deemed to have paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as follows:

Year Ended 2/28-2/29:
2020	0.06%
2019	0.13
2018	0.09
2017(d)	0.07	**

Year Ended 4/30:
2016	0.04
2015	0.04
2014	0.04
2013	0.04
2012	0.04
2011	0.06
2010	0.06

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
(d)	For the ten months ended February 28, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/ Supplemental Data” shows the operating performance for the most recent 10 fiscal years for each Fund.

Pennsylvania Municipal Value

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information of the Fund reflects financial results for a single Common Share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in Common Shares of the Fund (assuming reinvestment of all dividends). The Fund’s financial statements as of and for the fiscal years ended February 28/29, 2020, 2019, and 2018, the ten months ended February 28, 2017 and the fiscal years ended April 30, 2016 and 2015, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. KPMG’s report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the fiscal periods ended April 30, 2014 and prior was audited by other auditors. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Joint Proxy Statement/Prospectus. Past results are not indicative of future performance.

	Year Ended February 28/29,				Year Ended April 30,
	2020	2019	2018	2017(d)	2016	2015	2014	2013	2012	2011	2010
Per Share Operating Performance
Beginning Common Share Net Asset Value (“NAV”)	$14.75	$14.78	$15.16	$16.50	$16.36	$15.91	$16.48	$16.36	$14.79	$15.46	$14.29
Investment Operations:
Net Investment Income (Loss)	0.45	0.50	0.55	0.51	0.68	0.67	0.67	0.68	0.72	0.79	0.70
Net Realized/ Unrealized Gain (Loss)	0.93	0.06	(0.16)	(0.73)	0.09	0.41	(0.56)	0.38	1.58	(0.70)	1.19

Total	1.38	0.56	0.39	(0.22)	0.77	1.08	0.11	1.06	2.30	0.09	1.89

Less Distributions:
From Net Investment Income	(0.47)	(0.50)	(0.58)	(0.64)	(0.63)	(0.63)	(0.64)	(0.64)	(0.71)	(0.76)	(0.72)
From Accumulated Net Realized Gains	(0.02)	(0.10)	(0.19)	(0.48)	0.00	0.00	(0.04)	(0.30)	(0.02)	0.00	0.00

Total	(0.49)	(0.60)	(0.77)	(1.12)	(0.63)	(0.63)	(0.68)	(0.94)	(0.73)	(0.76)	(0.72)

Common Share:
Offering Costs	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00 *
Discount Per Share Repurchased and Retired	0.00	0.01	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ending NAV	$15.64	$14.75	$14.78	$15.16	$16.50	$16.36	$15.91	$16.48	$16.36	$14.79	$15.46

Ending Share Price	$14.67	$13.19	$15.15	$15.83	$16.45	$15.57	$14.45	$15.86	$15.38	$13.96	$15.43

Total Returns:
Based on NAV(a)	9.54%	3.99%	2.58%	(1.33)%	4.82%	6.87%	0.80%	6.58%	15.89%	0.59%	13.49%
Based on Share Price(a)	15.04%	(8.87)%	0.68%	3.08%	10.09%	12.30%	(4.45)%	9.39%	15.68%	(4.77)%	7.52%
Ratios/Supplemental Data
Ending Net Assets (000)	$19,069	$17,985	$18,066	$18,517	$20,118	$19,952	$19,401	$20,089	$19,948	$18,029	$18,805
Ratios to Average Net Assets
Expenses(b)	1.03%	1.02%	1.02%	0.93%**	0.85%	0.85%	0.85%	0.81%	0.86%	0.87%	0.82%
Net Investment Income (Loss)	2.97%	3.41%	3.61%	3.80%**	4.17%	4.11%	4.28%	4.11%	4.60%	5.17%	4.68%
Portfolio Turnover Rate(c)	20%	10%	28%	23%	14%	5%	6%	7%	11%	3%	5%

(a)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)

The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares and/or the interest expense deemed to have paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as follows:

Year Ended 2/28-2/29:
2020	0.04%
2019	0.04
2018	0.02
2017(d)	0.01	**

Year Ended 4/30:
2016	—
2015	—
2014	—
2013	—
2012	—
2011	—
2010	—

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
(d)	For the ten months ended February 28, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

FINANCIAL HIGHLIGHTS

Acquiring Fund

The following Financial Highlights table is intended to help a prospective investor understand the Acquiring Fund’s financial performance for the periods shown. Certain information of the Acquiring Fund reflects financial results for a single Common Share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in Common Shares of the Fund (assuming reinvestment of all dividends). The Acquiring Fund’s financial statements as of and for the fiscal years ended October 31, 2019, 2018, 2017, 2016, 2015 and 2014, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. KPMG’s report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the fiscal periods ended October 31, 2013 and prior was audited by other auditors. The information with respect to six months ended April 30, 2020 is unaudited and is included in the Fund’s 2020 Semi-Annual Report which is incorporated herein by reference. A copy of the Annual Report and the Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Joint Proxy Statement/Prospectus. Past results are not indicative of future performance.

	Period Ended April 30, 2020(d)		Year Ended October 31,
			2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Per Share Operating Performance
Beginning Net Asset Value (“NAV”)	$16.90		$15.88	$16.99	$17.22	$17.17	$17.19	$16.35	$17.78	$16.47	$16.85	$16.20

Investment Operations:
Net Investment Income (Loss)	0.25		0.60	0.70	0.75	0.76	0.80	0.82	0.85	0.84	0.93	0.91
Net Realized/Unrealized Gain (Loss)	(1.14)		1.16	(0.92)	(0.26)	0.06	(0.04)	0.92	(1.48)	1.29	(0.39)	0.65

Total	(0.89)		1.76	(0.22)	0.49	0.82	0.76	1.74	(0.63)	2.13	0.54	1.56

Less Distributions:
From Net Investment Income	(0.24)		(0.65)	(0.72)	(0.73)	(0.79)	(0.79)	(0.81)	(0.80)	(0.82)	(0.90)	(0.90)
From Accumulated Net Realized Gains	(0.00)		(0.10)	(0.18)	0.00	0.00	0.00	(0.09)	(0.01)	0.00	(0.02)	(0.01)

Total	(0.24)		(0.75)	(0.90)	(0.73)	(0.79)	(0.79)	(0.90)	(0.81)	(0.82)	(0.92)	(0.91)

Offering Costs	0.00		0.00	0.00	(0.01)	(0.01)	0.00	0.00	0.00 *	0.00	0.00	0.00
Premium from Shares Sold through Shelf Offering	0.00		0.01	0.01	0.02	0.03	0.01	0.00	0.01	0.00	0.00	0.00

Ending NAV	$15.77		$16.90	$15.88	$16.99	$17.22	$17.17	$17.19	$16.35	$17.78	$16.47	$16.85

Ending Share Price	$14.49		$16.83	$14.36	$17.17	$16.96	$17.22	$16.89	$15.23	$18.66	$17.06	$17.57
Total Returns:
Based on NAV(a)	(5.32)%		11.38%	(1.31)%	3.02%	4.90%	4.56%	10.95%	(3.59)%	13.23%	3.61%	9.91%
Based on Share Price(a)	(12.60)%		22.81%	(11.54)%	5.71%	2.99%	6.79%	17.27%	(14.31)%	14.73%	2.93%	17.22%
Ratios/Supplemental Data
Ending Net Assets (000)	$244,699		$262,190	$244,612	$256,281	$247,394	$228,952	$226,855	$215,764	$231,140	$212,873	$216,146
Ratios to Average Net Assets
Expenses(b)	0.63	%***	0.73%	0.80%	0.81%	0.71%	0.72%	0.75%	0.72%	0.68%	0.71%	0.69%
Net Investment Income (Loss)	2.97	%***	3.61%	4.26%	4.45%	4.38%	4.72%	4.92%	4.93%	4.90%	5.92%	5.55%
Portfolio Turnover Rate(c)	9%		31%	30%	16%	12%	6%	10%	7%	10%	1%	4%

(a)

Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)

The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as follows:

Period Ended April 30:
2020(d)	0.01	%***

Year Ended 10/31:
2019	0.07%
2018	0.10
2017	0.06
2016	0.03
2015	0.02
2014	0.02
2013	—	**
2012	—
2011	—
2010	—

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
(d)	For the six months ended April 30, 2020 (unaudited).
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
***	Annualized.

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS

HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed-End Funds Committee
New Jersey Municipal Value	6	9	0	4	5	4	6	4
Pennsylvania Municipal Value	6	9	0	4	5	4	6	4
Acquiring Fund	6	9	0	4	6	4	6	4

C-1

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com

NJV NPN 1220

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

Visit: www.meetingcenter.io/238367439
on December 7 at 2:00 p.m. Central Time.
To participate in the Virtual Meeting,
enter the 14-digit control number from
the shaded box on this card.
The Password for this meeting is
NUVC2020.

Please detach at perforation before mailing.

NUVEEN NEW JERSEY MUNICIPAL VALUE FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 7, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen New Jersey Municipal Value Fund, a Massachusetts business trust, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy, Christopher M. Rohrbacher and Mark L. Winget, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen New Jersey Municipal Value Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held virtually at the following Website: www.meetingcenter.io/238367439, on December 7, 2020, at 2:00 p.m. Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the virtual meeting, enter the 14-digit control number from the shaded box on this card. The Password for this meeting is NUVC2020. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen New Jersey Municipal Value Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

  VOTE VIA THE INTERNET: www.proxy-direct.com

  VOTE VIA THE TELEPHONE: 1-800-337-3503

NJV_31617_101520_BK3

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen New Jersey Municipal Value Fund

Annual Meeting of Shareholders to Be Held Virtually on December 7, 2020.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals	FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen New Jersey Municipal Value Fund (the “Target Fund”) would: (i) transfer substantially all of its assets to Nuveen AMT-Free Municipal Value Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of the Acquiring Fund and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued common shares of the Acquiring Fund to the common shareholders of the Target Fund; and (iii) liquidate, dissolve and terminate in accordance with applicable law.

		☐	☐	☐

2.	Election of Board Members:
	Class II:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. John K. Nelson 02. Terence J. Toth 03. Robert L. Young	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided
B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

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xxxxxxxxxxxxxx	NJV 31617	M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

Visit: www.meetingcenter.io/238367439
on December 7 at 2:00 p.m. Central Time.
To participate in the Virtual Meeting,
enter the 14-digit control number from
the shaded box on this card.
The Password for this meeting is
NUVC2020.

Please detach at perforation before mailing.

NUVEEN PENNSYLVANIA MUNICIPAL VALUE FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 7, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Pennsylvania Municipal Value Fund, a Massachusetts business trust, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy, Christopher M. Rohrbacher and Mark L. Winget, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Pennsylvania Municipal Value Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held virtually at the following Website: www.meetingcenter.io/238367439, on December 7, 2020, at 2:00 p.m. Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the virtual meeting, enter the 14-digit control number from the shaded box on this card. The Password for this meeting is NUVC2020. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Pennsylvania Municipal Value Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

  VOTE VIA THE INTERNET: www.proxy-direct.com

  VOTE VIA THE TELEPHONE: 1-800-337-3503

NPN_31617_101520_BK3

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Pennsylvania Municipal Value Fund

Annual Meeting of Shareholders to Be Held Virtually on December 7, 2020.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals	FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Pennsylvania Municipal Value Fund (the “Target Fund”) would: (i) transfer substantially all of its assets to Nuveen AMT-Free Municipal Value Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of the Acquiring Fund and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued common shares of the Acquiring Fund to the common shareholders of the Target Fund; and (iii) liquidate, dissolve and terminate in accordance with applicable law.

		☐	☐	☐

2.	Election of Board Members:
	Class II:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. John K. Nelson 02. Terence J. Toth 03. Robert L. Young	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided
B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

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xxxxxxxxxxxxxx	NPN 31617	M xxxxxxxx

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED OCTOBER 21, 2020

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

NUVEEN AMT-FREE MUNICIPAL VALUE FUND (NUW)

NUVEEN NEW JERSEY MUNICIPAL VALUE FUND (NJV)

AND

NUVEEN PENNSYLVANIA MUNICIPAL VALUE FUND (NPN)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Nuveen New Jersey Municipal Value Fund (“New Jersey Municipal Value”) and Nuveen Pennsylvania Municipal Value Fund (“Pennsylvania Municipal Value” and together with New Jersey Municipal Value, the “Target Funds” or each, a “Target Fund”) in connection with the proposed reorganization of each Target Fund into Nuveen AMT-Free Municipal Value Fund (the “Acquiring Fund”), pursuant to an Agreement and Plan of Reorganization that provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (2) the pro rata distribution of the newly issued Acquiring Fund common shares by each Target Fund to its common shareholders as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated [•], 2020 and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Reorganizations of the Target Funds into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [•], 2020.

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INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or as otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees (each, a “Board” or the “Board,” and each trustee, a “Board Member”), without the approval of shareholders.

The Funds’ investment objectives and policies share many similarities; however, there are certain key differences. The Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax. In contrast, each Target Fund is a state-specific municipal fund that seeks to provide current income exempt from regular federal income tax and the income tax of a single state.

The Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Acquiring Fund’s secondary investment objective is to enhance portfolio value and total return. Under normal circumstances, the Acquiring Fund will invest at least 80% of its Assets in municipal securities or other related investments, the income from which is exempt from regular federal income tax. Generally, the Acquiring Fund is expected to be fully invested (at least 95% of its assets) in such municipal securities. The Acquiring Fund will not invest in municipal securities, the income from which is subject to the federal alternative minimum tax applicable to individuals.

New Jersey Municipal Value’s primary investment objective is to provide current income exempt from regular federal and New Jersey income taxes. New Jersey Municipal Value’s secondary investment objective is to enhance portfolio value and total return. Under normal circumstances, New Jersey Municipal Value will invest at least 80% of its net assets in municipal securities, the income from which is exempt from regular federal and New Jersey income taxes.

Pennsylvania Municipal Value’s primary investment objective is to provide current income exempt from regular federal and Pennsylvania income taxes. Pennsylvania Municipal Value’s secondary investment objective is to enhance portfolio value and total return. Under normal circumstances, Pennsylvania Municipal Value will invest at least 80% of its net assets in municipal securities, the income from which is exempt from regular federal and Pennsylvania income taxes.

Because New Jersey Municipal Value and Pennsylvania Municipal Value invest primarily in New Jersey and Pennsylvania municipal securities, respectively, they are subject to economic, political and other risks of a single state, while the Acquiring Fund, which may invest in municipal securities of any U.S. state or territory, is not subject to similar single state risk.

Under normal circumstances, each Fund will invest at least 80% of its net assets in investment grade municipal securities and may invest up to 20% of its net assets in municipal securities that at the time of investment are rated below investment grade (commonly referred to as “junk bonds”) or are unrated but judged by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the Funds’ investment adviser, or Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the Funds’ sub-adviser, to be of comparable quality.

Each of the Acquiring Fund and Pennsylvania Municipal Value is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). New Jersey Municipal Value is classified as “non-diversified” under the 1940 Act, meaning it can invest a greater portion of its assets in obligations of a single issuer.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, the Acquiring Fund’s portfolio will be composed principally of the investments described below.

MUNICIPAL SECURITIES

General.    The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which could have the economic effect of financial leverage.

The Acquiring Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Tobacco Settlement Bonds.    Included in the general category of municipal securities described in the Joint Proxy Statement/Prospectus are “tobacco settlement bonds.” The Acquiring Fund may invest in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to the Acquiring Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Municipal Leases and Certificates of Participation.    The Acquiring Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Acquiring Fund’s original investment. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Acquiring Fund will purchase municipal securities representing lease obligations only where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Acquiring Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Acquiring Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

HEDGING STRATEGIES AND OTHER USES OF DERIVATIVES

The Acquiring Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, the Acquiring Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of the Acquiring Fund’s investments. The Adviser and/or the Sub-Adviser uses derivatives to shorten or lengthen the effective duration of the Acquiring Fund’s portfolio securities, and therefore the interest rate risk, and to adjust other aspects of the portfolio’s risk/return profile. The Acquiring Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade “over-the-counter” (“OTC”) or on a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Acquiring Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Acquiring Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. The Acquiring Fund will invest in these instruments only in markets believed by the Adviser and/or the Sub-Adviser to be active and sufficiently liquid. Net gains, if any, from hedging and other transactions in derivatives may generate taxable income which will be distributed as taxable distributions to shareholders.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Swap Transactions.    The Acquiring Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Acquiring Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

The Acquiring Fund may enter into swap transactions for any purpose consistent with its investment objective, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (e.g., the change in the value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index).

The “notional amount” of a swap agreement is the agreed-upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Acquiring Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Acquiring Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. See “—Segregation of Assets” below.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large, or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) sets forth a regulatory framework for certain derivatives, such as swaps, in which the Acquiring Fund may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are subject to required business conduct standards and other regulatory burdens, and will be subject to certain minimum capital and margin requirements upon the adoption of final capital rules. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the Commodity Futures Trading Commission (“CFTC”). The CFTC is responsible for the regulation of most swaps, and it has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Cleared swaps are transacted through CFTC-registered futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Currently, central clearing is required only for certain categories of swaps, although central clearing for additional categories of swaps is expected to be implemented by the CFTC. The Acquiring Fund may face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member. In addition, the CFTC and bank regulators have imposed new margin requirements on uncleared OTC swaps that could adversely affect the Acquiring Fund’s ability to enter into swaps in the OTC market. The SEC is expected to adopt similar margin requirements for uncleared security based swaps. These requirements may increase the amount of collateral the Acquiring Fund is required to provide and the costs associated with providing it. These developments could cause the Acquiring Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Acquiring Fund, and the establishment of centralized clearinghouses and trading facilities for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs, and that such costs will be passed on to customers such as the Acquiring Fund. The rules that have been and will be promulgated may exert a negative effect on the Acquiring Fund’s ability to meet its investment objectives, either through limits or requirements imposed on the Acquiring Fund or its counterparties. The swap market could be disrupted or limited as a result of the new requirements, which may increase the cost of the Acquiring Fund’s investments and of doing business, which could adversely affect the Acquiring Fund’s ability to buy or sell derivatives. The overall impact of the Dodd-Frank Act on the Acquiring Fund remains highly uncertain and it is unclear how the swap markets will adapt to this regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Acquiring Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Acquiring Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Acquiring Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common-share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common-share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Acquiring Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Acquiring Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely diversified range of securities in a single trade. An index total return swap can be used by the Adviser and/or the Sub-Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

In connection with the Acquiring Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Acquiring Fund may enter into credit default swap agreements either as a buyer or as a seller. The Acquiring Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed-income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Acquiring Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Acquiring Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed-upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Acquiring Fund would be the premium paid with respect to the agreement. However, if a credit event occurs the Acquiring Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Acquiring Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Acquiring Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. However, if a credit event occurs, generally the Acquiring Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Acquiring Fund is subject to investment exposure on the notional amount of the swap. See “—Segregation of Assets” below. Thus, the Acquiring Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Acquiring Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Acquiring Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Acquiring Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Acquiring Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Acquiring Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Acquiring Fund generally may only close out a swap, cap, floor, collar or other two-party contract only with its particular counterparty, and generally it may only transfer a position only with the consent of that counterparty. In addition, the price at which the Acquiring Fund may close out such a two-party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Acquiring Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Acquiring Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each, a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Acquiring Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Acquiring Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Acquiring Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Acquiring Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Acquiring Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Acquiring Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs, and the Acquiring Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract, and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

REPURCHASE AGREEMENTS

The Acquiring Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Acquiring Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period.

Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Acquiring Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the Adviser’s and/or Sub-Adviser’s opinion, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser and/or the Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

SEGREGATION OF ASSETS

As a closed-end investment company registered with the SEC, the Acquiring Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Acquiring Fund must maintain liquid assets (often referred to as “asset segregation”), or engage in other SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments and financial agreements (such as reverse repurchase agreements). Generally, the Acquiring Fund will maintain an amount of liquid assets with its custodian in an amount at least equal to the current amount of its obligations, including the value of unpaid past and future payment obligations, under derivative instruments and financial agreements, in accordance with SEC guidance. However, the Acquiring Fund also may “cover” certain obligations by other means such as through ownership of the underlying security or financial instrument. The Acquiring Fund also may enter into offsetting transactions with respect to certain obligations consistent with existing guidance from the SEC and its staff so that its combined position, coupled with any liquid assets maintained by its custodian, equals its net outstanding obligation in related derivatives or financial agreements. In the case of long positions in financial futures contracts that are not contractually required to cash settle, the Acquiring Fund may set aside or earmark liquid assets or enter into offsetting positions equal to such contracts’ full notional value, less any margin on deposit for liquid assets, while the positions are open. In the case of short positions in financial futures contracts that are not contractually required to cash settle, the Acquiring Fund may set aside or earmark liquid assets or enter into offsetting positions equal to such contracts’ current market value, less any margin on deposit for liquid assets, while the positions are open. With respect to financial futures contracts that are contractually required to cash settle, however, the Acquiring Fund is permitted to set aside liquid assets or enter into an offsetting position in an amount equal to the Acquiring Fund’s daily marked-to-market net obligations (i.e., the Acquiring Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. If the Acquiring Fund writes credit default swaps, it will segregate the full notional amount of the payment obligation under the credit default swap that must be paid upon the occurrence of a credit event. The Acquiring Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Acquiring Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

The Acquiring Fund reserves the right to modify its policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff, such as the SEC’s proposed rules governing the use of derivatives by registered investment companies, regarding asset segregation.

To the extent the Acquiring Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Adviser and/or the Sub-Adviser will monitor the Acquiring Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Acquiring Fund’s portfolio investments.

SHORT-TERM INVESTMENTS

Short-Term Taxable Fixed-Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, the Acquiring Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax and the federal alternative minimum tax applicable to individuals. Short-term taxable fixed-income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so, since it is not so obligated by law. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable-rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major NRSRO and which matures within one year of the date of purchase or carries a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed-Income Securities.    Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed-income securities are defined to include, without limitation, the following:

(1) Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

(2) Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

(3) Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

(4) Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

(5) Bank notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

(6) Tax-exempt commercial paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of Municipal Paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace, and the Acquiring Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

ILLIQUID SECURITIES

The Acquiring Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”), that are deemed to be illiquid and certain repurchase agreements. The Board or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board has delegated to Nuveen Asset Management the day-to-day determination of the illiquidity of any security held by the Acquiring Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board has directed Nuveen Asset Management when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors. The assets used to cover OTC derivatives used by the Acquiring Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

INVERSE FLOATING RATE SECURITIES AND FLOATING RATE SECURITIES

Inverse Floating Rate Securities.    The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Acquiring Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and it can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Acquiring Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would affect only the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but they will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Acquiring Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Acquiring Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Acquiring Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Acquiring Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities.    The Acquiring Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Acquiring Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

AUCTION RATE SECURITIES

Municipal securities also include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, “auction rate securities”). In recent market environments, auctions have failed, which adversely affects the liquidity and price of auction rate securities, and are unlikely to resume. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Auction rate securities may be called by the issuer. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. The Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act. The Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Acquiring Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any liquid assets held to cover commitments to purchase securities on a when-issued and delayed-delivery basis which provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund and, to the extent distributed, will be taxable to shareholders. The Acquiring Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or to mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

OTHER INVESTMENTS

Zero Coupon Bonds and Other Original Issue Discount Instruments.    A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Acquiring Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Acquiring Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing noncash accrual of interest over the life of the bond or other instrument. As a result, the Adviser receives nonrefundable cash payments based on such noncash accruals while investors incur the risk that such noncash accruals ultimately may not be realized.

Structured Notes.    The Acquiring Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

OTHER INVESTMENT COMPANIES

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which the Fund may invest directly. As a shareholder in another investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. The Acquiring Fund will consider the investments of underlying investment companies when determining compliance with Rule 35d-1 under the 1940 Act and when determining compliance with its own concentration policy, in each case to the extent the Acquiring Fund has sufficient information about such investments after making a reasonable effort to obtain current information about the investments in underlying companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risk. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

PORTFOLIO TRADING AND TURNOVER RATE

Portfolio trading may be undertaken to accomplish the investment objectives of the Acquiring Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Asset Management believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Acquiring Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize gain.

Subject to the foregoing, the Acquiring Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance thereof, the Acquiring Fund anticipates that its annual portfolio turnover rate will generally not exceed 25% under normal circumstances. However, there are no limits on the Acquiring Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in Nuveen Asset Management’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. Although these commissions and expenses are not reflected in the Acquiring Fund’s total annual expenses, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions. See “Federal Income Tax Matters.”

NO SENIOR SECURITIES

Unless otherwise approved by shareholders, the Acquiring Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Acquiring Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage.

INVESTMENT RESTRICTIONS

In addition to (1) each Fund’s investment objectives, (2) the Acquiring Fund’s policy to invest, under normal circumstances, at least 80% of its Assets in municipal securities or other related investments, the income from which is exempt from regular federal income tax, (3) New Jersey Municipal Value’s policy to invest, under normal circumstances, at least 80% of its net assets in municipal securities, the income from which is exempt from regular federal and New Jersey income taxes, and (4) Pennsylvania Municipal Value’s policy to invest, under normal circumstances, at least 80% of its net assets in municipal securities, the income from which is exempt from regular federal and Pennsylvania income taxes, the following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less.

Except as described below, each Fund may not:

	Acquiring Fund(1)	New Jersey Municipal Value(1)	Pennsylvania Municipal Value(1)
(1)	Issue senior securities, as defined in the 1940 Act, except as otherwise described in the Prospectus.	Issue senior securities, as defined in the 1940 Act, except as otherwise described in the Prospectus.	Issue senior securities, as defined in the 1940 Act, except as otherwise described in the Prospectus.

(2)	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

	Acquiring Fund(1)	New Jersey Municipal Value(1)	Pennsylvania Municipal Value(1)

(3)	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

(4)	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users.(2)	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users. (2)	Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users. (2)

(5)	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such real estate.	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such real estate.	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such real estate.

(6)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

(7)	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

	Acquiring Fund(1)	New Jersey Municipal Value(1)	Pennsylvania Municipal Value(1)

(8)	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.	With respect to 50% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.	With respect to 50% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.(3)

(1)

This table presents the fundamental investment restrictions of each Fund as they appear in the respective Fund’s most recent registration statement. Accordingly, the use of certain defined terms in the table does not necessarily correspond with defined terms used elsewhere in this SAI.

(2)	For purposes of this restriction, governments and their political subdivisions are not members of any industry.
(3)

At its inception, Pennsylvania Municipal Value was classified as “non-diversified” for purposes of the 1940 Act. Pennsylvania Municipal Value subsequently was reclassified as “diversified” by operation of law.

For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the any Fund’s assets that may be invested in municipal securities insured by any given insurer.

Subject to certain exemptions under the 1940 Act, each Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting shares of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of each Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risk.

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies that may be changed by the Boards of the Funds without prior shareholder notice. Each Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

(3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4) Purchase securities of companies for the purpose of exercising control, except as otherwise permitted in the Fund’s Prospectus and Statement of Additional Information.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Funds may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Funds by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Adviser and/or the Sub-Adviser from managing the Funds’ portfolio in accordance with the Funds’ investment objectives and policies.

PORTFOLIO TURNOVER

Portfolio trading may be undertaken to accomplish each Fund’s investment objectives. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser and/or Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. Each Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but each Fund will not engage in trading solely to recognize a gain.

Each Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 25% under normal circumstances. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the Adviser’s and/or Sub-Adviser’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund

For the fiscal years ended October 31, 2019 and October 31, 2018, the portfolio turnover rates of the Acquiring Fund were as follows:

Acquiring Fund
2019	2018
31%	30%

For the fiscal years ended February 29, 2020 and February 28, 2019, the portfolio turnover rates of New Jersey Municipal Value were as follows:

New Jersey Municipal Value
2020	2019
21%	24%

For the fiscal years ended February 29, 2020 and February 28, 2019, the portfolio turnover rates of Pennsylvania Municipal Value were as follows:

Pennsylvania Municipal Value
2020	2019
20%	10%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate may result in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions.

INVESTMENT ADVISER AND SUB-ADVISER

INVESTMENT ADVISER

Nuveen Fund Advisors is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Pursuant to the Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of Nuveen-branded closed- and open-end registered investment companies organized in the U.S., and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen Fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2021. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of June 30, 2020, Nuveen managed approximately $1.05 trillion in assets, of which approximately $144.4 billion was managed by Nuveen Fund Advisors.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s Investment Management Agreement for each Fund’s last three fiscal years are as follows:

Acquiring Fund	2019	2018	2017
Gross Advisory Fees	$1,487,923	$1,525,978	$1,478,811
Waiver	$—	$—	$—
Net Advisory Fees	$1,487,923	$1,525,978	$1,478,811

New Jersey Municipal Value	2020	2019	2018
Gross Advisory Fees	$140,882	$143,021	$150,043
Waiver	$—	$—	$—
Net Advisory Fees	$140,882	$143,021	$150,043

Pennsylvania Municipal Value	2020	2019	2018
Gross Advisory Fees	$108,078	$105,058	$108,906
Waiver	$—	$—	$—
Net Advisory Fees	$108,078	$105,058	$108,906

SUB-ADVISER

Nuveen Fund Advisors has selected Nuveen Asset Management to serve as sub-adviser to each Fund. Nuveen Fund Advisors compensates Nuveen Asset Management for the portfolio management services it provides to the Funds from the management fees paid by the Funds. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

For the services provided pursuant to each Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 41.6667% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors.

The total dollar amounts paid to Nuveen Asset Management by Nuveen Fund Advisors during each Fund’s last three fiscal years are as follows:

Acquiring Fund	2019	2018	2017
Sub-Advisory Fees	$619,968	$635,825	$616,172

New Jersey Municipal Value	2020	2019	2018
Sub-Advisory Fees	$58,701	$59,592	$62,518

Pennsylvania Municipal Value	2020	2019	2018
Sub-Advisory Fees	$45,033	$43,774	$45,377

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management.    Paul L. Brennan, CFA, is the portfolio manager of New Jersey Municipal Value and Pennsylvania Municipal Value. Daniel J. Close, CFA, is the portfolio manager of the Acquiring Fund. Mr. Close will manage the combined fund upon completion of the Reorganizations.

In addition to managing the Funds, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts, as of February 29, 2020 for Mr. Brennan, and as of October 31, 2019 for Mr. Close:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul L. Brennan	Registered Investment Companies	9	$25.62 billion
	Other Pooled Investment Vehicles	1	$41.8 million
	Other Accounts	2	$53.7 million
Daniel J. Close	Registered Investment Companies	14	$7.45 billion
	Other Pooled Investment Vehicles	13	$3.83 billion
	Other Accounts	24	$3.85 billion

*	Assets are as of February 29, 2020 for Mr. Brennan and as of October 31, 2019 for Mr. Close. None of the assets in these accounts is subject to an advisory fee based on performance.

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary.    A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus.    A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award.    A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan.    Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the other accounts shown in the table above.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Beneficial Ownership of Securities.    The following table sets forth the dollar range of equity securities beneficially owned by the Funds’ portfolio managers as of October 31, 2019 for Mr. Close and as of February 29, 2020 for Mr. Brennan:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund	Dollar Range of Equity Securities Beneficially Owned in Pennsylvania Municipal Value	Dollar Range of Equity Securities Beneficially Owned in New Jersey Municipal Value
Paul L. Brennan	$0	$0	$0
Daniel J. Close	$0	$0	$0

Code of Ethics

The Fund, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen and other related entities have adopted codes of ethics (the “Code of Ethics”) that essentially prohibit certain of their personnel, including the Portfolio Manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to the Code of Ethics may purchase shares of the Fund and may generally invest in securities in which the Fund may also invest subject to the restrictions set forth in the Code of Ethics. Text-only versions of the Code of Ethics of the Fund, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet web site at www.sec.gov. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Proxy Voting Policies

The Funds invest primarily in municipal securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, but nevertheless provides reports to a Fund’s Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer held by a Fund were to issue a proxy, or that the Fund were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Board or its representative. In the case of a conflict of interest, the proxy would be submitted to the Board to determine how the proxy should be voted. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results were provided to the Board and made available to shareholders as required by applicable rules. Nuveen Asset Management’s proxy voting policies and procedures are attached hereto as Appendix C. If applicable, information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 257-8787 or from the Fund’s website at http://www.nuveen.com, and on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board and Nuveen Fund Advisors, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Funds, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The information in the table below reflects the aggregate brokerage commission paid by the Acquiring Fund and each Target Fund for the last three fiscal years:

	2019	2018	2017
Acquiring Fund	$—	$—	$—

	2020	2019	2018
New Jersey Municipal Value	$—	$—	$—

	2020	2019	2018
Pennsylvania Municipal Value	$—	$—	$—

During its most recently completed fiscal year, each Fund did not pay commissions in return for research services or hold any securities of its regular broker-dealers.

Under the 1940 Act, each Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen Securities, LLC is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Funds, the amount of securities that may be purchased in any one issue and the assets of the Funds that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by each Fund’s Board, including a majority of the independent trustees.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Acquiring Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. However, there can be no assurance that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s current policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the fund level in addition to the taxation of shareholders who receive dividends from the Fund), or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Acquiring Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common shares, unless the conversion has been approved by the requisite vote of the Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board will consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. Substantially similar consequences would be relevant to a shareholder that acquires, holds and/or disposes of shares of each Target Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, conversion transaction or other integrated transaction, holders who are subject to the federal alternative minimum tax (except as discussed below), investors with “applicable financial statements” within the meaning of section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”) or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local or foreign tax consequences. The discussion reflects applicable federal income tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

If a partnership holds shares of the Acquiring Fund, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. The discussion below may not be applicable to an investor who is a partner in a partnership holding Acquiring Fund shares. Such investors should consult their own tax adviser regarding the tax consequences of acquiring, owning and disposing of shares of the Acquiring Fund.

The Acquiring Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Code and to satisfy conditions which enable its dividends that are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Acquiring Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Acquiring Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders), and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gains and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders, and (ii) for the dividends-received deduction under section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Acquiring Fund intends to continue to qualify to pay “exempt-interest” dividends, as defined in the Code, by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt state and local bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Acquiring Fund which are attributable to interest on state and local bonds that pay interest exempt from regular federal income tax and are so reported by the Acquiring Fund. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax.

As a regulated investment company, the Acquiring Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Acquiring Fund may retain for investment its net capital gains. However, if the Acquiring Fund retains any net capital gains or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the

Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gains not otherwise retained by the Acquiring Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

The Acquiring Fund may acquire municipal obligations and other debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original-issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original-issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such income it is required to accrue, to continue to qualify as a regulated investment company and (with respect to taxable income) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or it may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A portion of the Acquiring Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Acquiring Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Acquiring Fund’s aggregate expenses as the percentage of the Acquiring Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income). A similar disallowance rule also applies to interest expense paid or incurred by the Acquiring Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Acquiring Fund can report as exempt-interest dividends by the disallowed amount. Income distributions by the Acquiring Fund in excess of the amount of the Acquiring Fund’s exempt-interest dividends may be taxable as ordinary income.

Section 163(j) of the Code provides a limitation on the deductibility of business interest. Generally, the provision limits the deduction for net business interest expenses to 30% of a taxpayer’s adjusted taxable income (50% for taxable years beginning in 2019 or 2020). The deduction for interest expenses is not limited to the extent of any business interest income, which is interest income attributable to a trade or business and not investment income. The IRS has issued proposed regulations clarifying that all interest expense and interest income of a RIC is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.).

Distributions to shareholders of net investment income received by the Acquiring Fund from investments that generate taxable income, if any, and of net short-term capital gains realized by the Acquiring Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Acquiring Fund of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Acquiring Fund’s shares will depend upon the amount of such income realized by the Acquiring Fund, but it is not generally expected to be significant. Taxable distributions are subject to federal income tax whether reinvested in additional shares of the Acquiring Fund or paid in cash.

Distributions, if any, in excess of the Acquiring Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). “Qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gains tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Acquiring Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its common shares and/or preferred shares, if any, until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income and tax-exempt interest as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a regulated investment company and/or might subject the Acquiring Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Acquiring Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem its outstanding preferred shares, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Acquiring Fund and its shareholders of failing to meet the distribution requirements. However, there can be no assurance that any such action would achieve these objectives. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds, even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Acquiring Fund may not be an appropriate investment for a shareholder who is considered either a

“substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Acquiring Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Acquiring Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Acquiring Fund, affect the holding period of securities held by the Acquiring Fund and alter the character of the gains or losses realized by the Acquiring Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Acquiring Fund as a regulated investment company.

The sale, exchange or redemption of shares of the Acquiring Fund normally will result in capital gains or losses to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gains or losses if the shares have been held for more than one year, even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gains or losses. Current federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a regulated investment company that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

Federal income tax law imposes an alternative minimum tax with respect to individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. Pursuant to its non-fundamental investment policy adopted on February 4, 2016, the Acquiring Fund does not intend to acquire securities whose income is subject to the federal alternative minimum tax applicable to individuals. However, to the extent that the Acquiring Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Acquiring Fund, although otherwise exempt from U.S. federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal securities subject to the federal alternative minimum tax applicable to individuals.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, original-issue discount and market discount (but not including tax-exempt interest), as well as net gain from the disposition of certain property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse) or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Tax-exempt income, including exempt-interest dividends paid by the Acquiring Fund, is taken into account in calculating the amount of Social Security and railroad retirement benefits that may be subject to federal income tax.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or who have been notified (or the Acquiring Fund has been notified) by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable laws or regulations. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to recently proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemption of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Acquiring Fund.

EXPERTS

The audited financial statements and financial highlights and related independent registered public accounting firm’s report for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended October 31, 2019 (File No. 811-22253), the audited financial statements and financial highlights and related independent registered public accounting firm’s report for New Jersey Municipal Value contained in New Jersey Municipal Value’s Annual Report for the fiscal year ended February 29, 2020 (File No. 811-22274) and the audited financial statements and financial highlights and related independent registered public accounting firm’s report for Pennsylvania Municipal Value contained in Pennsylvania Municipal Value’s Annual Report for the fiscal year ended February 29, 2020 (File No. 811-22273) are incorporated by reference herein. The financial statements of the Acquiring Fund and each Target Fund have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their reports thereon. Such financial statements are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and each Target Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The custodian of each Funds’ assets is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent is Computershare Inc. and Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021.

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived, including that shareholders of each Target Fund, voting separately, must approve the Reorganization for their Target Fund. If one Fund does not obtain the requisite approval or other closing conditions are not satisfied or waived, the closing will not occur for any Fund. The pro forma financial information has been prepared in good faith based on information regarding the Target Funds and the Acquiring Fund as of April 30, 2020. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Funds and the Acquiring Fund, which are available in their respective annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganizations

Note 1—Reorganizations

The unaudited pro forma information has been prepared to give effect to the proposed reorganizations of the Target Funds into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as of the beginning of the period indicated in the table below.

Target Fund	Acquiring Fund	12 Month Period Ended
Nuveen New Jersey Municipal Value Fund (“New Jersey Municipal Value”)	Nuveen AMT-Free Municipal Value Fund (“Acquiring Fund”)	April 30, 2020
Nuveen Pennsylvania Municipal Value Fund (“Pennsylvania Municipal Value”)

Note 2—Basis of Pro Forma

Each Reorganization will be accounted for as a tax-free reorganization of investment companies for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of a Reorganizations. Each Reorganization will be accounted for as a business combination for financial reporting purposes. The Target Funds and the Acquiring Fund are registered closed-end management investment companies. The Reorganizations will be accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Target Funds by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Funds’ shareholders in complete liquidation of the Target Funds. The pro forma financial information has been adjusted to reflect the Reorganization costs discussed in Note 4 and the assumption that Pennsylvania Municipal Value will make tax basis accumulated net realized gain distributions of $66,229 to its shareholders prior to the Reorganizations. The table below shows the common shares that shareholders of the Target Funds would have received if the Reorganizations were to have taken place on the period end date in Note 1.

Target Fund	Shares Exchanged
New Jersey Municipal Value	1,404,550
Pennsylvania Municipal Value	1,112,402

Each Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. In accordance with accounting principles generally accepted in the United States of America, each Reorganization will be accounted for as a business combination for financial reporting purposes. For financial reporting purposes, the historical cost basis of the investments received from each Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets Applicable to Common Shares	As of Date
Acquiring Fund	$244,698,580	April 30, 2020
New Jersey Municipal Value	$22,184,468	April 30, 2020
Pennsylvania Municipal Value	$17,683,791	April 30, 2020
Nuveen AMT-Free Municipal Value Fund Pro Forma	$284,055,610	April 30, 2020

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Pro Forma financial information as if the Reorganizations had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Funds and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganizations. Percentages presented below are the increase (decrease) in expenses divided by the Nuveen AMT-Free Municipal Value Fund Pro Forma Net Assets Applicable to Common Shares presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganizations.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Professional fees(1)	$(45,978)	(0.02)%
Shareholder reporting expenses(1)	(32,613)	(0.01)%
Custodian fees and expenses(1)	(21,711)	(0.01)%
Other expenses(1)	(17,343)	(0.01)%
Stock exchange listing fees(1)	(13,762)	(0.00	)%(3)
Management fees(2)	(10,524)	(0.00	)%(3)

Total Pro Forma Net Expense Adjustment	$(141,931)	(0.05)%

(1)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations.
(2)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rate following the Reorganizations to the combined fund’s average managed assets.
(3)	Rounds to less than (0.01)%.

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganizations.

Note 4—Reorganization Costs

The Reorganization costs (whether or not the Reorganizations are consummated) will be allocated among the Funds. The costs of the Reorganizations are estimated to be $445,000. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Plan and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganizations. New Jersey Municipal Value is expected to be allocated approximately $60,000, Pennsylvania Municipal Value is expected to be allocated approximately $95,000 and the Acquiring Fund is expected to be allocated approximately $290,000 of the expenses in connection with the Reorganizations.

The Combined Fund Pro Forma financial information included in Note 2 has been adjusted for costs related to the Reorganizations to be allocated among the Funds. Reorganization costs do not include any commissions or transaction costs that would be incurred due to portfolio realignment, if any.

If the Reorganizations had occurred as of April 30, 2020, the Acquiring Fund would not have been required to dispose of securities of the Target Funds in order to comply with its investment policies and restrictions, and would not have sold any material portion (i.e., more than 5% of a Target Fund’s assets) of the securities in the Target Funds’ portfolios solely as a result of the Reorganizations.

Note 5—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objectives, expense structure and policies/restrictions of the Acquiring Fund.

Note 6—Capital Loss Carryforward

As of April 30, 2020, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any, per the table below.

	Acquiring Fund	New Jersey Municipal Value	Pennsylvania Municipal Value
Capital losses to be carried forward—not subject to expiration	$294,897	$127,229	$21,550

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to herein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on S&P’s analysis of the following considerations:

1.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
2.	Nature of and provisions of the obligation; and
3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-2

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.

In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

1. Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

2. Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.— A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATION RATINGS

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

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Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1,2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM OBLIGATION RATINGS

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years’ maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

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SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch Ratings, Inc.— A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

LONG-TERM CREDIT RATINGS

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

A-5

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;
b.

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d.	execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

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SHORT-TERM OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

RATING WATCHES AND RATING OUTLOOKS

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are

A-7

already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook

Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook. An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

STANDARD RATING ACTIONS

Affirmed*	The rating has been reviewed and no change has been deemed necessary.
Confirmed	Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary.
Downgrade*	The rating has been lowered in the scale.
Matured*/Paid-In-Full

a.   ‘Matured’—This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘NR’.

b.  ‘Paid-In-Full’—This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF’.

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New Rating*	Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar programs.
Prerefunded*	Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.
Publish*	Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.
Upgrade*	The rating has been raised in the scale.
Withdrawn*	The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.
Rating Modifier Actions	Modifiers include Rating Outlook, Rating Watch, and Recovery Rating.
Rating Watch Maintained*	The issue or issuer has been reviewed and remains on active Rating Watch status.
Rating Watch On*	The issue or issuer has been placed on active Rating Watch status.
Rating Watch Revision*	Rating Watch status has changed.
Support Floor Rating Revision	Applicable only to Support ratings related to Financial Institutions, which are amended only with this action.
Under Review*	Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating”
Revision Outlook*	The Rating Outlook status has changed independent of a full review of the underlying rating.

* A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an “ * “ in the above definitions.

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APPENDIX B

TAXABLE EQUIVALENT YIELD TABLE

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Funds with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax-free yields, assuming the stated marginal federal income tax rates for 2020 listed below. This table should not be considered a representation or guarantee of future results.

2020 Taxable Equivalent of Tax-Free Yields*

Single-Return Bracket	Joint-Return Bracket	Federal Tax Rate	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%	7.50%
0-$9,875	0-$19,750	10%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%	7.78%	8.33%
$9,876-$40,125	$19,751-$80,250	12%	4.55%	5.11%	5.68%	6.25%	6.82%	7.39%	7.95%	8.52%
$40,126-$85,525	$80,251-$171,050	22%	5.13%	5.77%	6.41%	7.05%	7.69%	8.33%	8.97%	9.62%
$85,526-$163,300	$171,051-$326,600	24%	5.26%	5.92%	6.58%	7.24%	7.89%	8.55%	9.21%	9.87%
$163,301-$207,350	$326,601-$414,700	32%	5.88%	6.62%	7.35%	8.09%	8.82%	9.56%	10.29%	11.03%
$207,351-$518,400	$414,701-$622,050	35%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%	11.54%
Over $518,400	Over $622,050	37%	6.35%	7.14%	7.94%	8.73%	9.52%	10.32%	11.11%	11.90%

*

Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed or (iii) any alternative minimum taxes or any taxes other than regular federal individual income taxes.

B-1

APPENDIX C

NUVEEN ASSET MANAGEMENT PROXY VOTING POLICIES

Nuveen Asset Management, LLC

Proxy Voting Policies and Procedures

Effective Date: January 1, 2011, as last amended March 05, 2020

General Principles

Nuveen Asset Management, LLC (“NAM”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon NAM complete discretion to vote proxies.1

When NAM has proxy voting authority, it is NAM’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters). In voting proxies, NAM also seeks to enhance total investment return for its clients.

If NAM contracts with another investment adviser to act as a sub-adviser for an Account, NAM may delegate proxy voting responsibility to the sub-adviser. Where NAM has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by NAM.

NAM’s Proxy Voting Committee (“PVC”) provides oversight of NAM’s proxy voting policies and procedures, including (1) providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws; and (2) approving the proxy voting policies and procedures.

Policies

The PVC after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies (“Policies”) of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services.i As a result, such Policies set forth NAM’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These Policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted the Policies as drafted by ISS, NAM maintains the fiduciary responsibility for all proxy voting decisions.

Procedures

Supervision of Proxy Voting. Day-to-day administration of proxy voting may be provided internally or by a third-party service provider, depending on client type, subject to the ultimate oversight of the PVC. The PVC shall supervise the relationships with NAM’s proxy voting services, ISS. ISS apprises Nuveen Global Operations (“NGO”) of shareholder meeting dates, and casts the actual proxy votes. ISS also provides research on proxy proposals and voting recommendations. ISS serves as NAM’s proxy voting record keepers and generate reports on how proxies were voted. NGO periodically reviews communications from ISS to determine whether ISS

[1]

NAM does not vote proxies where a client withholds proxy voting authority, and in certain non- discretionary and model programs NAM votes proxies in accordance with its Policies in effect from time to time. Clients may opt to vote proxies themselves, or to have proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost. [i] ISS has separate polices for Taft Hartley plans and it is NAM’s policy to apply the Taft Hartley polices to accounts that are Taft Hartley plans and have requested the application of such policies.

C-1

voted the correct amount of proxies, whether the votes were cast in a timely manner, and whether the vote was in accordance with the Policies or NAM’s specific instructions

General Avoidance of Conflicts of Interest.

NAM believe that most conflicts of interest faced by NAM in voting proxies can be avoided by voting in accordance with the Policies. Examples of such conflicts of interest are as follows:2

The issuer or proxy proponent (e.g., a special interest group) is TIAA- CREF, the ultimate principal owner of NAM, or any of its affiliates.

The issuer is an entity in which an executive officer of NAM or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

The issuer is a registered or unregistered fund or other client for which NAM or another affiliated adviser has a material relationship as investment adviser or sub-adviser (e.g., Nuveen Funds and TIAA Funds) or an institutional separate account.

Any other circumstances that NAM is aware of where NAM’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

To further minimize this risk, Compliance will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest ISS may face.

In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from appropriate investment personnel. Before doing so, the PVC will consult with Legal to confirm that NAM faces no material conflicts of its own with respect to the specific proxy vote.

Where ISS is determined to have a conflict of interest, or NAM determines to override the Policies and is determined to have a conflict, the PVC will recommend to NAM’s Compliance Committee or designee a course of action designed to address the conflict. Such actions could include, but are not limited to:

Obtaining instructions from the affected client(s) on how to vote the proxy;

Disclosing the conflict to the affected client(s) and seeking their consent to permit NAM to vote the proxy;

Voting in proportion to the other shareholders;

Recusing the individual with the actual or potential conflict of interest from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

Following the recommendation of a different independent third party.

In addition to all of the above-mentioned and other conflicts, the Head of Equity Research, NGO and any member of the PVC must notify NAM’s Chief Compliance Officer (“CCO”) of any direct, indirect or perceived improper influence exerted by any employee, officer or director of TIAA or its subsidiaries with regard to how NAM should vote proxies. NAM Compliance will investigate any such allegations and will report the findings to the PVC and, if deemed appropriate, to NAM’s Compliance Committee. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers, or notification of the

[2]

A conflict of interest shall not be considered material for the purposes of these Policies and Procedures with respect to a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

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appropriate regulatory authorities. In all cases, NAM will not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

Proxy Vote Override. From time to time, a portfolio manager of an account (a “Portfolio Manager”) may initiate action to override the Policies’ recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by NAM’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one member of the PVC shall authorize the override. If a material conflict exists, the conflict and, ultimately, the override recommendation will be rejected and will revert to the original Policies recommendation or will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

In addition, the PVC may determine from time to time that a particular recommendation in the Policies should be overridden based on a determination that the recommendation is inappropriate and not in the best interests of shareholders. Any such determination shall be reflected in the minutes of a meeting of the PVC at which such decision is made.

Securities Lending.

In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

Proxy Voting Records. As required by Rule 204-2 of the Investment Advisers Act of 1940, NAM shall make and retain five types of records relating to proxy voting; (1) NAM’s Policies; (2) proxy statements received for securities in client accounts; (3) records of proxy votes cast by NAM on behalf of clients accounts; (4) records of written requests from clients about how NAM voted their proxies, and written responses from NAM to either a written or oral request by clients; and (5) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. NAM relies on ISS to make and retain on NAM’s behalf certain records pertaining to Rule 204-2.

Fund of Funds Provision. In instances where NAM provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this procedure results in a vote of any shares in a manner different than the Policies’ recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

Legacy Securities. To the extent that NAM receives proxies for securities that are transferred into an account’s portfolio that were not recommended or selected by it and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), NAM will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would

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not further NAM’s interest in maximizing the value of client investments. NAM may agree to an account’s special request to vote a legacy security proxy, and would vote such proxy in accordance with the Policies.

Terminated Accounts. Proxies received after the termination date of an account generally will not be voted. An exception will be made if the record date is for a period in which an account was under NAM’s discretionary management or if a separately managed account (“SMA”) custodian failed to remove the account’s holdings from its aggregated voting list.

Non-votes. NGO shall be responsible for obtaining reasonable assurance from ISS that it voted proxies on NAM’s behalf, and that any special instructions from NAM about a given proxy or proxies are submitted to ISS in a timely manner. It should not be considered a breach of this responsibility if NGO or NAM does not receive a proxy from ISS or a custodian with adequate time to analyze and direct to vote or vote a proxy by the required voting deadline.

NAM may determine not to vote proxies associated with the securities of any issuer if as a result of voting such proxies, subsequent purchases or sales of such securities would be blocked. However, NAM may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, NAM may determine not to vote proxies where the voting would in NAM’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or to NAM or its affiliates.

NAM may determine not to vote securities held by SMAs where voting would require the transfer of the security to another custodian designated by the issuer. Such transfer is generally outside the scope of NAM’s authority and may result in significant operational limitations on NAM’s ability to conduct transactions relating to the securities during the period of transfer. From time to time, situations may arise (operational or otherwise) that prevent NAM from voting proxies after reasonable attempts have been made.

Review and Reports.

The PVC shall maintain a review schedule. The schedule shall include reviews of the Policies and the policies of any Sub-adviser engaged by NAM, the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

The PVC will report to NAM’s Compliance Committee with respect to all identified conflicts and how they were addressed. These reports will include all accounts, including those that are sub-advised. NAM also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.

Vote Disclosure to Clients. NAM’s institutional and SMA clients can contact their relationship manager for more information on NAM’s Policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and NAM’s vote.

Responsible Parties

PVC

NGO

NAM Compliance

Legal Department

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PART C

OTHER INFORMATION

Item 15. Indemnification

Article XII, Section 4 of the Registrant’s Amended and Restated Declaration of Trust provides as follows:

ARTICLE XII, SECTION 4: Indemnification. Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

a)

against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

b)	with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

c)

in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

i.	by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

ii.	by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

a)	such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

b)

a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by joint errors and omissions insurance policies against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, subject to such policies’ coverage limits, exclusions and deductibles.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a , officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)(a)	Declaration of Trust of Registrant, dated November 19, 2008.(1)

(1)(b)	Amended and Restated Declaration of Trust of the Registrant dated November 19, 2008 as amended and restated as of October 15, 2012.(2)

(2)	By-Laws of Nuveen Closed-End Funds Organized as Massachusetts Business Trusts (Amended and Restated as of October 5, 2020).(13)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed as Appendix A to the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement, dated October 1, 2014.(3)

(6)(b)	Renewal of Investment Management Agreement, dated July 28, 2015.(6)

(6)(c)	Renewal of Investment Management Agreement, dated July 27, 2016.(5)

(6)(d)	Renewal of Investment Management Agreement, dated July 24, 2017.(7)

(6)(e)	Renewal of Investment Management Agreement, dated July 24, 2018.(9)

(6)(f)	Continuance of Investment Management Agreement, dated July 30, 2019.(10)

(6)(g)	Continuance of Investment Management Agreement, dated July 30, 2020.(11)

(6)(h)	Investment Sub-Advisory Agreement, dated October 1, 2014.(3)

(6)(i)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 28, 2015.(6)

(6)(j)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 28, 2016.(6)

(6)(k)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 24, 2017.(7)

(6)(l)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 24, 2018.(8)

(6)(m)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 24, 2019.(10)

(6)(n)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 31, 2020.(11)

(7)	Not applicable.

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated July 15, 2015.(4)

(9)(b)	Appendix A to Amended and Restated Master Custodian Agreement (updated as of July 31, 2020).(11)

(10)	Not applicable.

(11)	Opinion and Consent of Counsel is filed herewith.

(12)	Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.*

(13)(a)	Transfer Agency and Service Agreement, dated June 15, 2017 between the Registrant and Computershare Inc. and Computershare Trust Company, N.A.(9)

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated September 7, 2017.(9)

(13)(c)	Second Amendment and updated Schedule A, dated February 26, 2018, to the Transfer Agency and Service Agreement dated June 15, 2017 between the Registrant and Computershare Inc. and Computershare Trust Company, N.A.(11)

(13)(d)	Third Amendment and updated Schedule A, dated May 11, 2020, to the Transfer Agency and Service Agreement dated June 15, 2017 between the Registrant and Computershare Inc. and Computershare Trust Company, N.A.(11)

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney.(12)

(17)	Form of Proxy is filed herein and appears following the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(1)	Filed on November 21, 2008 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-155599) and incorporated by reference herein.
(2)	Filed on October 19, 2012 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-183552) and incorporated by reference herein.
(3)	Filed on January 27, 2015 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-183552) and incorporated by reference herein.
(4)	Filed on June 2, 2016 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-211789) and incorporated by reference herein.
(5)	Filed on December 2, 2016 as an exhibit to Nuveen California Municipal Value Fund, Inc.’s Registration Statement on Form N-2 (File No. 333-213468) and incorporated by reference herein.
(6)	Filed on December 13, 2016 as an exhibit to Nuveen Preferred & Income Opportunities Fund’s Registration Statement on Form N-14 (File No. 333-215072) and incorporated by reference herein.
(7)

Filed on November 16, 2017 as an exhibit to Post-Effective Amendment No. 1 to Nuveen California AMT-Free Quality Municipal Income Fund’s Registration Statement on Form N-2 (File No. 333-184971) and incorporated by reference herein.

(8)	Filed on October 1, 2018 as an exhibit to Nuveen Dow 30SM Dynamic Overwrite Fund’s Registration Statement on Form N-2 (File No. 333-226218) and incorporated by reference herein.
(9)	Filed on March 8, 2019 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-211789) and incorporated by reference herein.
(10)	Filed on August 29, 2019 as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-223524) and incorporated by reference herein.
(11)	Filed on September 1, 2020 as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-223524) and incorporated by reference herein.
(12)	Filed on September 11, 2020 as an exhibit to the Registrant’s Registration Statement on Form N-14 (File No. 333-248720) and incorporated by reference herein.
(13)	Filed on October 6, 2020 as an exhibit to the Registrant’s Report on Form 8-K (File No. 811-22253) and incorporated by reference herein.
*	To be filed by amendment.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that executed opinions of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago and the State of Illinois, on the 21st day of October, 2020.

NUVEEN AMT-FREE MUNICIPAL VALUE FUND

By:	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Vice President and Secretary

As required by the Securities Act of 1933, this Registrant’s registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity			Date
/S/ DAVID J. LAMB DAVID J. LAMB	Chief Administrative Officer (principal executive officer)			October 21, 2020

/S/ E. SCOTT WICKERHAM E. SCOTT WICKERHAM	Vice President and Controller (principal financial and accounting officer)			October 21, 2020

TERENCE J. TOTH*	Chairman of the Board and Trustee	ý ï ï ï ï ï ï ï ï ï ï ï ï þ ï ï ï ï ï ï ï ï ï ï ï ý	By:	/s/ Gifford R. Zimmerman GIFFORD R. ZIMMERMAN Attorney-in-Fact October 21, 2020
JACK B. EVANS*	Trustee
WILLIAM C. HUNTER*	Trustee
ALBIN F. MOSCHNER*	Trustee
JOHN K. NELSON*	Trustee
JUDITH M. STOCKDALE*	Trustee
CAROLE E. STONE*	Trustee
MARGARET L. WOLFF*	Trustee
ROBERT L. YOUNG*	Trustee

*

An original power of attorney authorizing, among others, Kevin J. McCarthy, Mark L. Winget and Gifford R. Zimmerman to execute this registration statement, and any amendments hereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(11)	Opinion and Consent of Counsel.

(14)	Consent of Independent Auditor.